Exhibit 10.1

Execution Version

SUPERPRIORITY SECURED DEBTOR-IN-POSSESSION

CREDIT AGREEMENT

dated as of

April 10, 2020

among

QUORUM HEALTH CORPORATION,

a Debtor and Debtor in Possession under Chapter 11 of the Bankruptcy Code,

as Borrower,

CERTAIN SUBSIDIARIES OF QUORUM HEALTH CORPORATION

FROM TIME TO TIME PARTY HERETO,

each a Debtor and Debtor in Possession under Chapter 11 of the Bankruptcy Code,

as Subsidiary Guarantors,

THE LENDERS PARTY HERETO

GLAS USA LLC,

as Administrative Agent

and

GLAS AMERICAS LLC,

as Collateral Agent

i

ii

iii

SUPERPRIORITY SECURED DEBTOR-IN-POSSESSION CREDIT AGREEMENT dated as of April 10, 2020 (this “Agreement”), among QUORUM HEALTH CORPORATION, a Delaware corporation and a Debtor and debtor in possession under Chapter 11 of the Bankruptcy Code (the “Borrower”), certain Subsidiaries of the Borrower from time to time party hereto, each a Debtor and debtor in possession under Chapter 11 of the Bankruptcy Code, as Subsidiary Guarantors, the Lenders (as defined in Article I), GLAS USA LLC, as administrative agent (in such capacity, the “Administrative Agent”) and GLAS AMERICAS LLC, as collateral agent (in such capacity, the “Collateral Agent”) for the Lenders.

PRELIMINARY STATEMENT

WHEREAS, on April 10, 2020 (the “Petition Date”), the Borrower, the Subsidiary Guarantors, and certain other Subsidiaries of the Borrower each filed voluntary petitions with the Bankruptcy Court commencing their respective cases that are pending under Chapter 11 of the Bankruptcy Code (each a “Case” and collectively, the “Cases”) and have continued in the possession of their assets and in the management of their business as debtors in possession pursuant to Sections 1107 and 1108 of the Bankruptcy Code.

WHEREAS, the Borrower has requested that the Lenders provide it with a term loan facility in an aggregate principal amount equal to $100,000,000 (the “Credit Facility”), subject to the conditions set forth herein. All of the Borrower’s obligations under the Credit Facility are to be guaranteed by the Subsidiary Guarantors. The Lenders are willing to extend such credit to the Borrower on the terms and subject to the conditions set forth herein.

WHEREAS, the respective priorities of the Credit Facility and the other Obligations with respect to the DIP Collateral shall be as set forth in the Interim Order and the Final Order, in each case upon entry thereof by the Bankruptcy Court, and in the Security Documents.

Accordingly, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto hereby agree as follows:

ARTICLE I

Definitions

SECTION 1.01    Defined Terms. As used in this Agreement, the following terms shall have the meanings specified below:

“ABR”, when used in reference to any Loan or Borrowing, refers to whether such Loan, or the Loans comprising such Borrowing, is bearing interest at a rate determined by reference to the Alternate Base Rate.

“Acceptable Confirmation Order” shall mean an order of the Bankruptcy Court confirming an Acceptable Plan that is in form and substance consistent with the RSA and otherwise satisfactory to the Required Lenders and the Loan Parties in their reasonable discretion (as the same may be amended, supplemented, or modified from time to time after entry thereof with the consent of the Required Lenders in their reasonable discretion).

“Acceptable Plan” shall mean a Reorganization Plan that is consistent with the RSA and otherwise satisfactory to the Required Lenders (and, with respect to those provisions thereof that affect the rights, obligations, liabilities and duties of the Administrative Agent or the Collateral Agent, to the Administrative Agent or the Collateral Agent, as applicable) and the Loan Parties in their reasonable discretion (as the same may be amended, supplemented, or modified from time to time after entry thereof with the consent of the Required Lenders (and, with respect to those provisions thereof that affect the rights, obligations, liabilities and duties of the Administrative Agent or the Collateral Agent, to the Administrative Agent or the Collateral Agent, as applicable) in their reasonable discretion); it being agreed that the Plan (as defined in the RSA) is an Acceptable Plan to the Required Lenders.

“Adjusted LIBO Rate” shall mean, with respect to any Eurodollar Borrowing for any Interest Period, an interest rate per annum equal to the product of (a) the LIBO Rate in effect for such Interest Period and (b) Statutory Reserves.

“Administrative Agent Fees” shall have the meaning assigned to such term in Section 2.05(b).

“Administrative Questionnaire” shall mean an Administrative Questionnaire in the form of Exhibit B, or such other form as may be supplied from time to time by the Administrative Agent.

“Affiliate” shall mean, when used with respect to a specified person, another person that directly, or indirectly through one or more intermediaries, Controls or is Controlled by or is under common Control with the person specified; provided, however, that, for purposes of Section 6.07 the term “Affiliate” shall also include any person that directly or indirectly owns 10% or more of any class of Equity Interests of the person specified.

“Agents” means the Administrative Agent and the Collateral Agent.

“Agent Fee Letter” means the Indicative Fee Proposal for Agency Services, dated as of March 26, 2020, by and among GLAS USA LLC, GLAS Americas LLC, and the Borrower.

“Alternate Base Rate” shall mean, for any day, a rate per annum equal to the greatest of (a) the Prime Rate in effect on such day, (b) the Federal Funds Effective Rate in effect on such day plus 1/2 of 1% and (c) the Adjusted LIBO Rate in effect at approximately 11:00 a.m. (London time) on such day for a one month Interest Period commencing on the second Business Day after such day plus 1%; provided that in no event shall the Alternate Base Rate be less than 2.00%. If the Administrative Agent shall have determined (which determination shall be conclusive absent manifest error) that it is unable to ascertain the Federal Funds Effective Rate or the Adjusted LIBO Rate for any reason, including the inability or failure of the Administrative Agent to obtain sufficient quotations in accordance with the terms of the definition of the term Federal Funds Effective Rate, the Alternate Base Rate shall be determined without regard to clause (b) or (c), as applicable, of the preceding sentence until the circumstances giving rise to such inability no longer exist. Any change in the Alternate Base Rate due to a change in the Prime Rate, the Federal Funds Effective Rate or the Adjusted LIBO Rate shall be effective on the effective date of such change in the Prime Rate, the Federal Funds Effective Rate or the Adjusted LIBO Rate, as the case may be.

“Anti-Corruption Laws” shall have the meaning assigned to such term in Section 5.08.

“Applicable Percentage” shall mean, for any day, with respect to any Eurodollar Term Loan or ABR Term Loan, 10.00% per annum and 9.00% per annum, respectively

“Approved DIP Budget” has the meaning specified in the Interim Order or the Final Order, as applicable.

“Approved Fund” shall mean any person (other than a natural person) that is engaged in making, purchasing, holding or investing in commercial loans and similar extensions of credit in the ordinary course of its activities and that is administered or managed by (a) a Lender, (b) an Affiliate of a Lender or (c) an entity or an Affiliate of an entity that administers or manages a Lender.

“Asset Sale” shall mean the sale, transfer or other disposition (by way of merger, casualty, condemnation or otherwise) by the Borrower or any of the Subsidiaries to any person other than the Borrower or any Subsidiary Guarantor of (a) any Equity Interests of any of the Subsidiaries (other than directors’ qualifying shares) or (b) any other assets of the Borrower or any of the Subsidiaries, other than:

(i)    inventory, damaged, obsolete or worn out assets, scrap, surplus and Permitted Investments, in each case disposed of in the ordinary course of business;

(ii)    [reserved];

(iii)    dispositions by any Subsidiary that is not a Subsidiary Guarantor to the Borrower or any other Subsidiary;

(iv)    [reserved];

(v)    [reserved];

(vi)    leases or sub-leases of any real property or personal property in the ordinary course of business;

(vii)    [reserved];

(viii)    licensings and sublicensings of intellectual property of the Borrower or any Subsidiary in the ordinary course of business;

(ix)    sales, transfers, leases or other dispositions of property in the ordinary course of business consisting of the abandonment of intellectual property rights which, in the reasonable good faith determination of the Borrower, are not material to the conduct of the business of the Borrower and the Subsidiaries;

(x)    [reserved];

(xi)    dispositions consisting of the granting of Liens permitted by Section 6.02; and

(xii)    any sale, transfer or other disposition or series of related sales, transfers or other dispositions (in each case other than of a Hospital or Hospitals) having a value not in excess of $500,000.

“Assignment and Acceptance” shall mean an assignment and acceptance entered into by a Lender and an assignee, and accepted by the Administrative Agent, in the form of Exhibit C or such other form as shall be approved by the Administrative Agent.

“Automatic Stay” has the meaning provided for such term under Section 362 of the Bankruptcy Code.

“Avoidance Action” has the meaning specified in the Interim Order or the Final Order, as applicable.

“Bankruptcy Code” shall mean Title 11 of the United States Code entitled “Bankruptcy,” as now and hereafter in effect, or any successor thereto.

“Bankruptcy Court” shall mean the United States Bankruptcy Court for the District of Delaware, or any other court having jurisdiction over the Cases from time to time.

“Bankruptcy Rules” shall mean the Federal Rules of Bankruptcy Procedure, as the same may from time to time be in effect and applicable to the Cases.

“Breakage Event” shall have the meaning assigned to such term in Section 2.16.

“Board” shall mean the Board of Governors of the Federal Reserve System of the United States of America.

“Borrower Materials” shall have the meaning assigned to such term in Section 9.01.

“Borrowing” shall mean Loans of the same Class and Type made, converted or continued on the same date and, in the case of Eurodollar Loans, as to which a single Interest Period is in effect.

“Borrowing Request” shall mean a request by the Borrower in accordance with the terms of Section 2.03 and substantially in the form of Exhibit D, or such other form as shall be approved by the Administrative Agent.

“Business Day” shall mean any day other than a Saturday, Sunday or day on which banks in New York City are authorized or required by law to close; provided, however, that when used in connection with a Eurodollar Loan, the term “Business Day” shall also exclude any day on which banks are not open for dealings in dollar deposits in the London interbank market.

“Capital Lease Obligations” of any person shall mean the obligations of such person to pay rent or other amounts under any lease of (or other arrangement conveying the right to use) real or personal property, or a combination thereof, which obligations are required to be classified and accounted for as capital leases on a balance sheet of such person under GAAP (excluding any lease that would be required to be so classified as a result of a change in GAAP after the Closing Date), and the amount of such obligations shall be the capitalized amount thereof determined in accordance with GAAP.

“Carve Out” as defined in the Interim Order or the Final Order, as applicable.

“Cash Management Obligations” shall mean the obligations owed by the Borrower or any Subsidiary to the Administrative Agent, any Lender or an Affiliate of any of the foregoing in respect of any overdraft protections, netting services and similar arrangements arising from treasury, depository and cash management services, any automated clearing house transfers of funds or any credit card or similar services, in each case in the ordinary course of business.

“Change in Control” shall be deemed to have occurred if (a) any “person” or “group” (within the meaning of Rule 13d-5 of the Securities Exchange Act of 1934 as in effect on the Closing Date), shall own, directly or indirectly, beneficially or of record, shares representing more than 50% of the aggregate ordinary voting power represented by the issued and outstanding capital stock of the Borrower (other than a transaction following which holders of securities that represented 100% of such aggregate ordinary voting power represented by the issued and outstanding capital stock of the Borrower immediately prior to such transaction (or other securities into which such securities are converted as part of such transaction) own, directly or indirectly, shares representing at least a majority of the aggregate ordinary voting power represented by the issued and outstanding capital stock of the surviving person in such transaction immediately after such transaction) or (b) a majority of the seats (other than vacant seats) on the board of directors of the Borrower shall at any time be occupied by persons who were neither (i) nominated by the board of directors of the Borrower, (ii) appointed by directors so nominated or (iii) approved by the board of directors of the Borrower as director candidates prior to their election to such board of directors.

“Change in Law” shall mean (a) the adoption of any law, rule or regulation after the Closing Date, (b) any change in any law, rule or regulation or in the interpretation or application thereof by any Governmental Authority after the Closing Date or (c) compliance by any Lender (or, for purposes of Section 2.14, by any lending office of such Lender or by such Lender’s holding company, if any) with any policy, guideline or directive (whether or not having the force of law) of any Governmental Authority made or issued after the Closing Date; provided that, notwithstanding anything herein to the contrary, (i) the Dodd-Frank Wall Street Reform and Consumer Protection Act and all requests, rules, guidelines or directives thereunder or issued in connection therewith and (ii) all requests, rules, guidelines or directives promulgated by the Bank for International Settlements, the Basel Committee on Banking Supervision (or any successor or similar authority) or the United States or foreign regulatory authorities, in each case pursuant to Basel III, shall in each case be deemed to be a “Change in Law”, regardless of the date enacted, adopted or issued.

“CHS” shall mean Community Health Systems, Inc.

“Class”, when used in reference to any Loan or Borrowing, refers to whether such Loan, or the Loans comprising such Borrowing, are Term Loans and, when used in reference to any Commitment, refers to whether such Commitment is a Term Loan Commitment.

“Closing Date” shall have the meaning assigned to such term in Section 4.02.

“Code” shall mean the Internal Revenue Code of 1986, as amended from time to time.

“Commitment” shall mean, with respect to any Lender, such Lender’s Term Loan Commitment.

“Contractual Obligation” shall mean, as to any person, any provision of any security issued by such person or of any agreement, instrument or undertaking to which such person is a party or by which it or any of the property owned by it is bound.

“Control” shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a person, whether through the ownership of voting securities, by contract or otherwise, and the terms “Controlling” and “Controlled” shall have meanings correlative thereto.

“Credit Event” shall have the meaning assigned to such term in Section 4.01.

“Credit Facilities” shall mean the meaning assigned to such term in the Preliminary Statement.

“Debtors” shall mean the Borrower and any Subsidiary thereof that shall be a debtor in the Cases.

“Default” shall mean any event or condition which upon notice, lapse of time or both would constitute an Event of Default.

“Defaulting Lender” shall mean any Lender that (a) defaults in its obligation to make any Loan or fulfill any obligation required to be made or fulfilled by it hereunder in the case of any funding requirement within two Business Days of the date such Loans were required to be funded by it hereunder, unless such

Lender notifies the Administrative Agent and the Borrower in writing that such failure is the result of such Lender’s good faith determination that one or more conditions precedent to funding (which conditions precedent, together with the applicable default, if any, shall be specifically identified in such writing) has not been satisfied, (b) has notified the Administrative Agent or any Loan Party in writing that it does not intend to satisfy any such obligations, (c) has become the subject of a bankruptcy or insolvency proceeding, or has had a receiver, conservator, trustee, custodian, administrator, assignee for the benefit of creditors or similar person charged with the reorganization or liquidation of its business, appointed for it, or has taken any action in furtherance of, or indicating its consent to, approval of or acquiescence in any such proceeding or appointment or has a parent company that has become the subject of a bankruptcy or insolvency proceeding, or has had a receiver, conservator, trustee, custodian, administrator, assignee for the benefit of creditors or similar person charged with the reorganization or liquidation of its business, appointed for it, or has taken any action in furtherance of, or indicating its consent to, approval of or acquiescence in any such proceeding or appointment; provided that if a Lender would be a “Defaulting Lender” solely by reason of events relating to a parent company of such Lender or solely because a Governmental Authority has been appointed as receiver, conservator, trustee or custodian for such Lender, such Lender shall not be a “Defaulting Lender” if and for so long as such Lender confirms in writing, upon request by the Administrative Agent, that it will continue to comply with its obligations to make Loans and fulfill all other obligations required to be made and fulfilled by it hereunder, or (d) has, or has a direct or indirect parent company that has, become the subject of a Bail-In Action (as defined in Section 9.19).

“DIP Collateral” shall have the meaning assigned to such term in Section 2.22.

“DIP Priority Collateral” shall have the meaning assigned to such term in Section 2.22.

“DIP Proceeds Account” shall mean a deposit account of the Borrower with Bank of America Merrill Lynch, with an account number ending with the last four digits of 3058.

“DIP Superpriority Claims” has the meaning specified in the Interim Order or the Final Order, as applicable.

“Disqualified Stock” shall mean any Equity Interest that, by its terms (or by the terms of any security into which it is convertible or for which it is exchangeable), or upon the happening of any event, (a) matures (excluding any maturity as the result of an optional redemption by the issuer thereof) or is mandatorily redeemable, pursuant to a sinking fund obligation or otherwise (except as a result of a change of control or asset sale so long as any rights of the holders thereof upon the occurrence of a change of control or asset sale shall be subject to the prior repayment in full of the Loans and all other Obligations that are accrued and payable and the termination of the Commitments), or is redeemable at the option of the holder thereof, in whole or in part, in each case at any time on or prior to the first anniversary of the Term Loan Maturity Date in effect at the time such Equity Interest is issued, or (b) is convertible into or exchangeable (unless at the sole option of the issuer thereof) for (i) Indebtedness or (ii) any Equity Interest referred to in clause (a) above, in each case at any time prior to the first anniversary of the Term Loan Maturity Date in effect at the time such Equity Interest is issued.

“dollars” or “$” shall mean lawful money of the United States of America.

“Domestic Subsidiaries” shall mean all Subsidiaries incorporated or organized under the laws of the United States of America, any State thereof or the District of Columbia.

“Eligible Assignee” shall mean any commercial bank, insurance company, investment or mutual fund or other entity (but not any natural person) that is an “accredited investor” (as defined in Regulation D under the Securities Act of 1933, as amended) that extends credit or invests in bank loans as one of its businesses; provided that in any event, “Eligible Assignee” shall not include (x) the Borrower or any Affiliate (which for this purpose shall not include the Administrative Agent or any of its branches or Affiliates engaged in the business of making commercial loans) thereof or (y) any Defaulting Lender.

“Employee Benefit Plan” shall mean any employee pension benefit plan (other than a Multiemployer Plan) subject to the provisions of Title IV of ERISA or Section 412 of the Code or Section 302 of ERISA, sponsored, maintained or contributed to by the Borrower or any ERISA Affiliate.

“Environmental Laws” shall mean all former, current and future Federal, state, local and foreign laws (including common law), treaties, regulations, rules, ordinances, codes, decrees, judgments, directives, orders (including consent orders), and legally binding agreements in each case, relating to protection of the environment, natural resources, occupational health and safety or Hazardous Materials.

“Environmental Liability” shall mean all liabilities, obligations, damages, losses, claims, actions, suits, judgments, orders, fines, penalties, fees, expenses and costs (including administrative oversight costs, natural resource damages and remediation costs), whether contingent or otherwise, arising out of or relating to (a) compliance or non-compliance with any Environmental Law, (b) the generation, use, handling, transportation, storage, treatment, recycling, arrangement for disposal, or disposal of any Hazardous Materials, (c) exposure to any Hazardous Materials, (d) the presence or Release of any Hazardous Materials or (e) any contract, agreement or other consensual arrangement pursuant to which liability is assumed or imposed with respect to any of the foregoing.

“Equity Interests” shall mean shares of capital stock, partnership interests, membership interests in a limited liability company, beneficial interests in a trust or other equity interests in any person, and any option, warrant or other right entitling the holder thereof to purchase or otherwise acquire any such equity interest.

“ERISA” shall mean the Employee Retirement Income Security Act of 1974, as the same may be amended from time to time.

“ERISA Affiliate” shall mean any trade or business (whether or not incorporated) that, together with the Borrower, is treated as a single employer under Section 414(b) or (c) of the Code, or, solely for purposes of Section 302 of ERISA and Section 412 of the Code, is treated as a single employer under Section 414 of the Code.

“ERISA Event” shall mean (a) any “reportable event”, as defined in Section 4043 of ERISA or the regulations issued thereunder, with respect to an Employee Benefit Plan (other than an event for which the 30-day notice period is waived), (b) a failure by any Employee Benefit Plan to meet the minimum funding standards (within the meaning of Section 412 of the Code or Section 302 of ERISA) applicable to such Employee Benefit Plan, in each case whether or not waived, (c) the filing pursuant to Section 412(c) of the Code or Section 302(c) of ERISA, of an application for a waiver of the minimum funding standard with respect to any Employee Benefit Plan, (d) a determination that any Employee Benefit Plan is, or is expected to be, in “at-risk” status (as defined in Section 303(i)(4) of ERISA or Section 430(i)(4) of the Code), (e) the incurrence by the Borrower or any of its ERISA Affiliates of any liability under Title IV of ERISA with respect to the termination of any Employee Benefit Plan or the withdrawal or partial withdrawal of the Borrower or any of its ERISA Affiliates from any Employee Benefit Plan or Multiemployer Plan, (f) the receipt by the Borrower or any of its ERISA Affiliates from the PBGC or a plan administrator of any notice relating to the intention to terminate any Employee Benefit Plan or Employee Benefit Plans or to appoint a trustee to administer any Employee Benefit Plan, (g) the receipt by the Borrower or any of its ERISA Affiliates of any notice, or the receipt by any Multiemployer Plan from the Borrower or any of its ERISA Affiliates of any notice, concerning the imposition of Withdrawal Liability or a determination that a

Multiemployer Plan is, or is expected to be, insolvent or in reorganization, within the meaning of Title IV of ERISA or in endangered or critical status, within the meaning of Section 432 of the Code or Section 305 of ERISA, (h) the occurrence of a “prohibited transaction” with respect to which the Borrower or any of the Subsidiaries is a “disqualified person” (within the meaning of Section 4975 of the Code) or with respect to which the Borrower or any such Subsidiary could otherwise be liable or (i) any other event or condition with respect to an Employee Benefit Plan or Multiemployer Plan that could result in liability of the Borrower or any Subsidiary.

“Eurodollar” when used in reference to any Loan or Borrowing, refers to whether such Loan, or the Loans comprising such Borrowing, are bearing interest at a rate determined by reference to the Adjusted LIBO Rate.

“Event of Default” shall have the meaning assigned to such term in Article VII.

“Excluded Assets” shall mean, (a) any fee-owned real property acquired after the Closing Date with a fair market value of less than $5,000,000 and all leasehold interests; (b) motor vehicles and other assets subject to certificates of title (other than to the extent a security interest in such assets can be perfected by filing a Uniform Commercial Code financing statement); (c) Excluded Equity Interests; (d) Commercial Tort Claims with a value of less than $1,000,000; (e) any lease, license or other agreement or any property subject to a purchase money security interest or similar arrangement not prohibited by this Agreement to the extent that a grant of a security interest therein would violate or invalidate such lease, license or agreement or purchase money security interest or similar arrangement or create a right of termination in favor of any other party thereto (other than the Borrower or any Subsidiary Guarantor) (after giving effect to Section 9-406, 9-407, 9-408 and any other anti-assignment provisions of the Uniform Commercial Code or other applicable law and rules of equity), other than proceeds and receivables thereof, the assignment of which is expressly deemed effective under the Uniform Commercial Code notwithstanding such prohibition; (f) those assets as to which the Required Lenders and the Borrower reasonably agree that the cost of obtaining such a security interest or perfection thereof are excessive in relation to the benefit to the Lenders of the security to be afforded thereby; (g) promissory notes issued by employees of any grantor; and (h) “intent-to-use” trademark applications.

“Excluded Equity Interests” shall mean (a) voting Equity Interests issued by any Foreign Subsidiary in excess of 66% of the outstanding voting Equity Interests of such Foreign Subsidiary, (b) Equity Interests issued by any person other than wholly-owned Subsidiaries of the Borrower or any Subsidiary Guarantor to the extent a pledge over such Equity Interests is not permitted by such person’s organizational or joint-venture documents (after giving effect to Section 9-406, 9-407, 9-408 and any other anti-assignment provisions of the Uniform Commercial Code or other applicable law and rules of equity) and (c) Equity Interests issued by any Permitted Syndication Subsidiary to the extent a pledge over such Equity Interests is not permitted by a Contractual Obligation that is not prohibited by this Agreement or is not permitted under any requirement of law (after giving effect to Section 9-406, 9-407, 9-408 and any other anti-assignment provisions of the Uniform Commercial Code or other applicable law and rules of equity).

“Excluded Taxes” shall mean, with respect to the Administrative Agent, any Lender or any other recipient of any payment to be made by or on account of any obligation of the Borrower hereunder, (a) income or franchise taxes imposed on (or measured by) its net income by the United States of America, or by the jurisdiction under the laws of which such recipient is organized or in which its principal office is located or, in the case of any Lender, in which its applicable lending office is located, (b) any branch profits taxes imposed by the United States of America or any similar tax imposed by any other jurisdiction described in clause (a) above and (c) in the case of the Administrative Agent or a Lender (other than an assignee pursuant to a request by the Borrower under Section 2.21(a)), any withholding tax that is imposed on amounts payable to such Administrative Agent or Lender as a result of any law in effect (including FATCA) at the time such Administrative Agent or Lender becomes a party to this Agreement (or designates a new lending office) or is attributable to such Administrative Agent or Lender’s failure to comply with Section 2.20(e), except to the extent that such Administrative Agent or Lender (or its assignor, if any) was entitled, at the time of designation of a new lending office (or assignment), to receive additional amounts from the Borrower with respect to such withholding tax pursuant to Section 2.20(a).

“Facility” shall mean any Hospital, outpatient clinic, long-term care facility, ambulatory center, nursing home or rehabilitation center and related medical office building or other facility owned or used by the Borrower or any Subsidiary in connection with their respective business.

“FATCA” shall mean Sections 1471 through 1474 of the Code, as of the date of this Agreement, and any regulations or official interpretations thereof issued after the date of this Agreement.

“FCPA” shall mean the United States Foreign Corrupt Practices Act of 1977.

“Federal Funds Effective Rate” shall mean, for any day, the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System, as published on the next succeeding Business Day by the Federal Reserve Bank of New York, or, if such rate is not so published for any day that is a Business Day, the average of the quotations for the day for such transactions received by the Administrative Agent from three Federal funds brokers of recognized standing selected by it. If the Federal Funds Effective Rate is less than zero, it shall be deemed to be zero hereunder.

“Final Order” shall mean, collectively, the order of the Bankruptcy Court entered in the Cases after a final hearing under Bankruptcy Rule 4001(c)(2) or such other procedures as approved by the Bankruptcy Court, which order shall be in the form of the Interim Order (with only such modifications thereto as are necessary to convert the Interim Order to a final order and such other modifications as are satisfactory to the Required Lenders (and, with respect to those provisions thereof that affect the rights, obligations, liabilities and duties of the Administrative Agent or the Collateral Agent, to the Administrative Agent or the Collateral Agent, as applicable) in their reasonable discretion), and from which no appeal or motion to reconsider has been timely filed, or if timely filed, such appeal or motion to reconsider has been dismissed or denied with no further appeal and the time for filing such appeal has passed (unless the Required Lenders waive such requirement), together with all extensions, modifications, and amendments thereto, in form and substance consistent with the RSA and otherwise satisfactory to the Required Lenders (and, with respect to those provisions thereof that affect the rights, obligations, liabilities and duties of the Administrative Agent or the Collateral Agent, to the Administrative Agent or the Collateral Agent, as applicable) and the Loan Parties in their reasonable discretion.

“Final Order Availability Amount” shall mean $60,000,000.

“Final Order Availability Date” shall mean the date of the first Borrowing on which the conditions precedent set forth in Sections 4.01 and 4.03 have been satisfied or waived, which date shall be after the Final Order Entry Date.

“Final Order Availability Term Loan” shall have the meaning assigned to such term in Section 2.01(b).

“Final Order Entry Date” shall mean the date on which the Final Order is entered by the Bankruptcy Court.

“Financial Officer” of any person shall mean the chief financial officer, the Chief Restructuring Officer (or interim chief restructuring officer reasonably acceptable to the Required Lenders), principal accounting officer, treasurer or controller of such person.

“First Day Orders” shall mean all orders entered by the Bankruptcy Court on or, within five Business Days of, the Petition Date, or based on motions filed on or about the Petition Date which, for the avoidance of doubt, shall include a “cash management order” and shall not include, for the purposes of this definition, an Acceptable Confirmation Order.

“Foreign Subsidiary” shall mean any Subsidiary that is not a Domestic Subsidiary.

“Full Availability Date” shall mean the date of the first Borrowing on which the conditions precedent set forth in Sections 4.01 and 4.04 have been satisfied or waived, which date shall be after the Final Order Availability Date.

“Full Availability Term Loan” shall have the meaning assigned to such term in Section 2.01(c).

“GAAP” shall mean United States generally accepted accounting principles.

“Governmental Authority” shall mean any Federal, state, local or foreign court or governmental agency, authority, instrumentality or regulatory body.

“Granting Lender” shall have the meaning assigned to such term in Section 9.04(i).

“Guarantee” of or by any person shall mean any obligation, contingent or otherwise, of such person guaranteeing or having the economic effect of guaranteeing any Indebtedness of any other person (the “primary obligor”) in any manner, whether directly or indirectly, and including any obligation of such person, direct or indirect, (a) to purchase or pay (or advance or supply funds for the purchase or payment of) such Indebtedness or to purchase (or to advance or supply funds for the purchase of) any security for the payment of such Indebtedness, (b) to purchase or lease property, securities or services for the purpose of assuring the owner of such Indebtedness of the payment of such Indebtedness or (c) to maintain working capital, equity capital or any other financial statement condition or liquidity of the primary obligor so as to enable the primary obligor to pay such Indebtedness; provided, however, that the term “Guarantee” shall not include (i) endorsements for collection or deposit in the ordinary course of business or (ii) Practice Guarantees. The amount of any Guarantee shall be deemed to be an amount equal to the stated or determinable amount (based on the maximum reasonably anticipated net liability in respect thereof as determined by the Borrower in good faith) of the primary obligation or portion thereof in respect of which such Guarantee is made or, if not stated or determinable, the maximum reasonably anticipated net liability in respect thereof (assuming such person is required to perform thereunder) as determined by the Borrower in good faith.

“Guarantee and Collateral Agreement” shall mean the Guarantee and Collateral Agreement, substantially in the form of Exhibit E, dated as of the Closing Date among the Borrower, the Subsidiaries party thereto and the Collateral Agent for the benefit of the Secured Parties.

“Hazardous Materials” shall mean (a) any petroleum products or byproducts and all other hydrocarbons, coal ash, radon gas, asbestos and asbestos-containing materials, urea formaldehyde foam insulation, polychlorinated biphenyls, chlorofluorocarbons and all other ozone-depleting substances, medical, biological and animal wastes and (b) without limitation of the foregoing, any other chemical, material, substance or waste that is prohibited, limited or regulated by or pursuant to any Environmental Law.

“Health Care Associates” shall have the meaning assigned to such term in Section 6.04(f).

“Hedging Agreement” shall mean any interest rate protection agreement, foreign currency exchange agreement, commodity price protection agreement or other interest or currency exchange rate or commodity price hedging arrangement.

“Hospital” shall mean each hospital now or hereafter owned, leased or operated by the Borrower or any of the Subsidiaries or in which the Borrower or any of the Subsidiaries owns an equity interest. Set forth on Schedule 1.01(c) is a list of all Hospitals in existence on the Closing Date owned or used by the Borrower and the Subsidiaries.

“Indebtedness” of any person shall mean, without duplication, (a) all obligations of such person for borrowed money or with respect to deposits or advances of any kind (other than customer deposits and interest payable thereon in the ordinary course of business), (b) all obligations of such person evidenced by bonds, debentures, notes or similar instruments, (c) all obligations of such person under conditional sale or other title retention agreements relating to property or assets purchased by such person, (d) all obligations of such person issued or assumed as the deferred purchase price of property or services (excluding trade accounts payable and accrued obligations incurred in the ordinary course of business and deferred payment for services to employees or former employees incurred in the ordinary course of business and payable in accordance with customary practices and other deferred compensation arrangements), (e) all Indebtedness of others secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any Lien on property owned or acquired by such person, whether or not the obligations secured thereby have been assumed, (f) all Guarantees by such person of Indebtedness of others, (g) all Capital Lease Obligations and Synthetic Lease Obligations of such person, (h) all obligations of such person as an account party in respect of letters of credit, (i) all obligations of such person in respect of bankers’ acceptances, (j) all obligations of such person pursuant to any Permitted Receivables Transaction and (k) the aggregate liquidation preference of all outstanding Disqualified Stock issued by such person; provided that in all cases (w) Practice Guarantees, (x) earnouts, unless not paid after becoming due and payable, and working capital adjustments under acquisition or disposition agreements, (y) deferred or prepaid revenue and (z) purchase price holdbacks in respect of a portion of the purchase price of an asset to satisfy warranty or other unperformed obligations of the respective seller, shall be excluded from the definition of “Indebtedness”. The Indebtedness of any person shall include the Indebtedness of any partnership in which such person is a general partner.

“Indemnified Taxes” shall mean Taxes other than Excluded Taxes.

“Indemnitee” shall have the meaning assigned to such term in Section 9.05(b).

“Initial Budget” has the meaning specified in the Interim Order or the Final Order, as applicable.

“Initial Lenders” shall mean the Lenders listed on Schedule 2.01 as of the Closing Date.

“Interest Period” shall mean, with respect to any Eurodollar Borrowing, the period commencing on the date of such Borrowing and ending on the numerically corresponding day (or, if there is no numerically corresponding day, on the last day) in the calendar month that is 1 month thereafter, or as otherwise set forth in Section 2.01; provided, however, that if any Interest Period would end on a day other than a Business Day, such Interest Period shall be extended to the next succeeding Business Day unless such next succeeding Business Day would fall in the next calendar month, in which case such Interest Period shall end on the next preceding Business Day; provided further, that the initial Interest Period applicable to the Loans will commence on the applicable date of Borrowing and end on the last day of the calendar month after such Borrowing. Interest shall accrue from and including the first day of an Interest

Period to but excluding the last day of such Interest Period. For purposes hereof, the date of a Borrowing initially shall be the date on which such Borrowing is made and thereafter shall be the effective date of the most recent conversion or continuation of such Borrowing.

“Interim Availability Amount” shall mean $30,000,000.

“Interim Order” shall mean the order of the Bankruptcy Court entered in the Cases after an interim hearing (assuming satisfaction of the standard prescribed in Bankruptcy Rule 4001 and other applicable law) substantially in the form of Exhibit A hereto or otherwise in form and substance satisfactory to the Required Lenders (and, with respect to those provisions thereof that affect the rights, obligations, liabilities and duties of the Administrative Agent or the Collateral Agent, to the Administrative Agent or the Collateral Agent, as applicable) and the Loan Parties in their reasonable discretion, which, among other matters but not by way of limitation, authorizes, on an interim basis, the Borrower and Subsidiary Guarantors to execute and perform under the terms of this Agreement and the other Loan Documents.

“Interim Term Loan” shall have the meaning assigned to such term in Section 2.01(a).

“Lender Financial Advisor” shall mean Jefferies LLC, in its capacity as financial advisor to the Initial Lenders.

“Lenders” shall mean (a) the persons listed on Schedule 2.01 (other than any such person that has ceased to be a party hereto pursuant to an Assignment and Acceptance) and (b) any person that has become a party hereto pursuant to an Assignment and Acceptance.

“LIBO Rate” shall mean, with respect to any Eurodollar Borrowing for any Interest Period, the rate of interest appearing on Reuters Screen LIBOR01 Page (or on any successor or substitute page of such service, or any successor to such service as determined by the Administrative Agent) as the London interbank offered rate administered by ICE Benchmark Administration Limited for deposits in dollars for a term comparable to such Interest Period, at approximately 11:00 a.m. (London time) on the date which is two Business Days prior to the commencement of such Interest Period; provided that in no event shall the LIBO Rate be less than 1.00%; provided further that, to the extent that an interest rate is not ascertainable pursuant to the foregoing provisions of this definition, the rate shall be, at any time, the rate per annum determined by the Administrative Agent (the “Interpolated Rate”) (which determination shall be conclusive and binding absent manifest error) to be equal to the rate that results from interpolating on a linear basis between: (a) the LIBO Rate for the longest period (for which that LIBO Rate is available in Dollars) that is shorter than the Interest Period and (b) the LIBO Rate for the shortest period (for which that LIBO Rate is available for Dollars) that exceeds the Interest Period, in each case, at such time; provided that if the Interpolated Rate shall be less than zero, such rate shall be deemed to be zero for purposes of this Agreement.

“Lien” shall mean, with respect to any asset, (a) any mortgage, deed of trust, lien, pledge, encumbrance, charge or security interest in or on such asset and (b) the interest of a vendor or a lessor under any conditional sale agreement, capital lease or title retention agreement (or any financing lease having substantially the same economic effect as any of the foregoing) relating to such asset. For the avoidance of doubt, the term “Lien” shall not be deemed to include any license of intellectual property.

“LLC Division” shall mean the statutory division of any limited liability company into two or more limited liability companies pursuant to Section 18.217 of the Delaware Limited Liability Company Act or a comparable provision of a different jurisdiction’s laws, as applicable.

“Loan Documents” shall mean this Agreement, the Security Documents, the Agent Fee Letter, and the promissory notes, if any, executed and delivered pursuant to Section 2.04(e).

“Loan Parties” shall mean the Borrower and the Subsidiary Guarantors.

“Loans” shall mean the Term Loans.

“Margin Stock” shall have the meaning assigned to such term in Regulation U.

“Material Adverse Effect” shall mean (a) a materially adverse effect on the business, assets, operations, financial condition or operating results of the Borrower and the Subsidiaries, taken as a whole, (b) a material impairment of the ability of the Loan Parties, taken as a whole, to perform their obligations under the Loan Document to which they are or will be a party or (c) a material impairment of the rights and remedies of or benefits available to the Lenders under the Loan Documents, other than, in each case, as a result of the events leading up to, and following the commencement of a proceeding under Chapter 11 and the continuation and prosecution thereof, including circumstances or conditions resulting from, or incidental to, such events, commencement, continuation and prosecution, which shall not, individually or in the aggregate, constitute a Material Adverse Effect; provided that no effect on the business, assets, operations, financial condition or operating results of the Borrower and the Subsidiaries as a result of the Coronavirus Disease 2019 (COVID-19) shall constitute a Material Adverse Effect under clause (a) of the definition thereof.

“Material Indebtedness” shall mean Indebtedness (other than the Loans and intercompany loans), or obligations in respect of one or more Hedging Agreements, of any one or more of the Borrower or any Subsidiary in an aggregate principal amount exceeding $10,000,000. For purposes of determining Material Indebtedness, the “principal amount” of the obligations of the Borrower or any Subsidiary in respect of any Hedging Agreement at any time shall be the maximum aggregate amount (giving effect to any netting agreements) that the Borrower or such Subsidiary would be required to pay if such Hedging Agreement were terminated at such time.

“Material Real Properties” shall mean, initially, the owned real properties of the Loan Parties specified on Schedule 1.01(d), and shall include each other parcel of real property and improvements thereto with respect to which a mortgage is granted pursuant to Section 5.12.

“Material Subsidiary” shall mean any Subsidiary other than any (a) Permitted Joint Venture Subsidiary, (b) Permitted Syndication Subsidiary, (c) Foreign Subsidiary, (d) Captive Insurance Subsidiary or (e) Non-Significant Subsidiary.

“Moody’s” shall mean Moody’s Investors Service, Inc., or any successor thereto.

“Multiemployer Plan” shall mean a multiemployer plan as defined in Section 4001(a)(3) of ERISA.

“Net Cash Proceeds” shall mean (a) with respect to any Asset Sale (other than Receivables sold in a Permitted Receivables Transaction), the aggregate cash proceeds received in respect of such Asset Sale (including, for the avoidance of doubt, any deferred amounts), and any cash payments received in respect of promissory notes or other non-cash consideration delivered in respect of such Asset Sale, net of (without duplication) (i) the reasonable expenses (including legal fees and brokers’ and underwriters’ commissions paid to third parties which are not Subsidiaries or Affiliates of the Borrower) incurred in effecting such Asset Sale, (ii) any taxes reasonably attributable to such Asset Sale and, in the case of an Asset Sale in a foreign jurisdiction, any taxes reasonably attributable to the repatriation of the proceeds of such Asset Sale reasonably estimated by the Borrower to be actually payable, (iii) any amounts payable to a Governmental Authority triggered as a result of any such Asset Sale, (iv) any Indebtedness or Contractual Obligation of the Borrower and the Subsidiaries (other than the Loans, other Obligations and any Other Senior Secured Debt) required to be paid or retained in connection with such Asset Sale or to the extent such Indebtedness is required to be repaid because the asset sold is removed from a borrowing base supporting such Indebtedness and (v) the aggregate amount of reserves required in the reasonable judgment of the Borrower or the applicable Subsidiary to be maintained on the books of the Borrower or such Subsidiary in order to pay contingent liabilities with respect to such Asset Sale (so long as amounts deducted from aggregate proceeds pursuant to this clause (v) and not actually paid by the Borrower or any of the Subsidiaries in liquidation of such contingent liabilities shall be deemed to be Net Cash Proceeds received at such time as such contingent liabilities shall cease to be obligations of the Borrower or any of the Subsidiaries); (b) with respect to any issuance or incurrence of Indebtedness (other than Indebtedness incurred pursuant to any Receivables Transaction), the cash proceeds thereof, net of all taxes and customary fees, commissions, costs and other expenses incurred in connection therewith; and (c) with respect to any sale of Receivables in a Receivables Transaction, the initial cash proceeds thereof (and any subsequent cash proceeds therefrom to the extent resulting from an increase in the Receivables Transaction Amount above the highest previous Receivables Transaction Amount balance), in each case received by the applicable originators net of all taxes and customary fees, commissions, costs and other expenses incurred in connection therewith.

“Non-Significant Subsidiary” shall mean at any time, any Subsidiary (a) which at such time has total assets book value (including the total assets book value of any subsidiaries of such Subsidiary), or for which the Borrower or any of the Subsidiaries shall have paid (including the assumption of Indebtedness) in connection with the acquisition of Equity Interests or the total assets of such Subsidiary, less than $10,000,000 or (b) which does not and will not itself or through its subsidiaries own a Hospital or an interest in a Hospital or manage or operate a Hospital; provided that the total assets of all Non-Significant Subsidiaries at any time does not exceed 5.0% of the total assets of the Borrower and the Subsidiaries on a consolidated basis. Schedule 1.01(g) contains, as of the Closing Date, a true, correct and complete list of all Non-Significant Subsidiaries.

“Obligations” shall mean (a) the due and punctual payment of (i) the principal of and interest (including interest accruing during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding) on the Loans, when and as due, whether at maturity, by acceleration, upon one or more dates set for prepayment or otherwise, and (ii) all other monetary obligations of the Borrower to any of the Secured Parties under this Agreement and each of the other Loan Documents, including fees, costs, expenses and indemnities, whether primary, secondary, direct, contingent, fixed or otherwise (including monetary obligations incurred during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding), (b) the due and punctual performance of all other obligations of the Borrower under or pursuant to this Agreement and each of the other Loan Documents and (c) the due and punctual payment and performance of all the obligations of each other Loan Party under or pursuant to this Agreement and each of the other Loan Documents.

“OFAC” shall have the meaning assigned to such term in Section 3.23.

“Orders” shall mean, collectively, the Interim Order and the Final Order.

“Other Taxes” shall mean any and all present or future stamp or documentary taxes or any other excise or property taxes, charges or similar levies arising from any payment made under any Loan Document or from the execution, delivery or enforcement of, or otherwise with respect to, any Loan Document.

“Participant Register” shall have the meaning assigned to such term in Section 9.04(f).

“Payment in Full” or “Paid in Full” shall mean, with respect to the Obligations, (i) termination of the Commitments of all of the Lenders and (ii) payment in full in cash of all Obligations under the Loan Documents (other than contingent indemnification obligations and other obligations not then payable which expressly survive termination and as to which no claim has been asserted).

“PBGC” shall mean the Pension Benefit Guaranty Corporation referred to and defined in ERISA and any successor entity performing similar functions.

“Permitted Acquisition” shall have the meaning assigned to such term in Section 6.04(h).

“Permitted Investments” shall mean:

(a)    direct obligations of, or obligations the principal of and interest on which are unconditionally guaranteed by, the United States of America (or by any agency thereof to the extent such obligations are backed by the full faith and credit of the United States of America), in each case maturing within one year from the date of acquisition thereof;

(b)    investments in commercial paper maturing within 270 days from the date of acquisition thereof and having, at such date of acquisition, the highest credit rating obtainable from S&P or from Moody’s;

(c)    investments in certificates of deposit, banker’s acceptances and time deposits maturing within one year from the date of acquisition thereof issued or guaranteed by or placed with, and money market deposit accounts issued or offered by, the Administrative Agent or any domestic office of any commercial bank organized under the laws of the United States of America or any State thereof that has a combined capital and surplus and undivided profits of not less than $500,000,000;

(d)    fully collateralized repurchase agreements with a term of not more than 30 days for securities described in clause (a) above and entered into with a financial institution satisfying the criteria of clause (c) above;

(e)    investments in “money market funds” within the meaning of Rule 2a-7 of the Investment Company Act of 1940, as amended, substantially all of whose assets are invested in investments of the type described in clauses (a) through (d) above; and

(f)    other short-term investments utilized by Foreign Subsidiaries in accordance with normal investment practices for cash management in investments of a type analogous to the foregoing.

“Permitted Joint Venture Subsidiary” shall mean a partially owned Subsidiary listed on Schedule 1.01A.

“Permitted Syndication Subsidiary” shall mean each Subsidiary listed on Schedule 1.01A.

“person” shall mean any natural person, corporation, business trust, joint venture, association, company, limited liability company, partnership, Governmental Authority or other entity.

“Petition Date” as defined in the Preliminary Statement.

“Plan Effective Date” shall mean the date of the substantial consummation (as defined in section 1101(2) of the Bankruptcy Code, which for purposes hereof shall be no later than the effective date) of the plan of reorganization confirmed pursuant to a final order entered by the Bankruptcy Court.

“Platform” shall have the meaning assigned to such term in Section 9.01.

“Practice Guarantees” shall mean admitting physician practice guarantees pursuant to which the Borrower or any of the Subsidiaries guarantees to pay an admitting physician on the medical staff of a Hospital the difference between such admitting physician’s monthly net revenue from professional fees and a minimum monthly guaranteed amount.

“Prepetition ABL Credit Agreement” shall mean that certain ABL Credit Agreement, dated as of April 29, 2016, among the Borrower, the lenders from time to time party thereto, and UBS AG, Stamford Branch, as administrative agent and collateral agent, as the same may be amended, restated, amended and restated, supplemented or otherwise modified from time to time prior to the Petition Date.

“Prepetition ABL Facility” shall mean the ABL credit facility provided pursuant to the Prepetition ABL Credit Agreement.

“Prepetition Agent” shall mean (i) UBS AG, Stamford Branch, as administrative agent and collateral agent under the Prepetition ABL Credit Agreement and (ii) Credit Suisse AG, Cayman Islands Branch, as administrative agent and collateral agent under the Prepetition CF Credit Agreement.

“Prepetition CF Credit Agreement” shall mean that certain Credit Agreement, dated as of April 29, 2016, among the Borrower, the lenders from time to time party thereto, and Credit Suisse AG, Cayman Islands Branch, as administrative agent and collateral agent, as the same may be amended, restated, amended and restated, supplemented or otherwise modified from time to time prior to the Petition Date.

“Prepetition CF Facility” shall mean the cash-flow credit facility provided pursuant to the Prepetition CF Credit Agreement.

“Prepetition Credit Agreements” shall mean the Prepetition ABL Credit Agreement and the Prepetition CF Credit Agreement.

“Prepetition Debt” shall mean, collectively, the Prepetition ABL Facility and the Prepetition CF Facility.

“Prepetition Lenders” shall mean “Lenders” under the Prepetition ABL Credit Agreement and Prepetition CF Credit Agreement.

“Prime Rate” shall mean the rate of interest per annum determined from time to time by the Administrative Agent as its prime rate in effect at its principal office in New York City and notified to the Borrower.

“Public Lender” shall have the meaning assigned to such term in Section 9.01.

“Qualified Capital Stock” of any person shall mean any Equity Interest of such person that is not Disqualified Stock.

“Register” shall have the meaning assigned to such term in Section 9.04(d).

“Regulation T” shall mean Regulation T of the Board as from time to time in effect and all official rulings and interpretations thereunder or thereof.

“Regulation U” shall mean Regulation U of the Board as from time to time in effect and all official rulings and interpretations thereunder or thereof.

“Regulation X” shall mean Regulation X of the Board as from time to time in effect and all official rulings and interpretations thereunder or thereof.

“Related Parties” shall mean, with respect to any specified person, such person’s Affiliates and the respective directors, trustees, officers, employees, agents and advisors (including its attorneys and financial advisors) of such person and such person’s Affiliates.

“Release” shall mean any release, spill, emission, leaking, dumping, injection, pouring, deposit, disposal, discharge, dispersal, leaching or migration into or through the environment or within or upon any building, structure, facility or fixture.

“Reorganization Plan” shall mean a plan of reorganization in any or all of the Cases of the Debtors.

“Required Lenders” shall mean, at any time, Lenders having Loans and Term Loan Commitments representing more than 50% of the sum of all Loans outstanding and Term Loan Commitments at such time.

“Responsible Officer” of any person shall mean any executive officer, executive vice president or Financial Officer of such person and any other officer or similar official thereof responsible for the administration of the obligations of such person in respect of this Agreement.

“Restricted Indebtedness” shall mean Indebtedness of the Borrower or any Subsidiary, the payment, prepayment, repurchase or defeasance of which is restricted under Section 6.09.

“Restricted Payment” shall mean any dividend or other distribution (whether in cash, securities or other property (other than Qualified Capital Stock of the person making such dividend or distribution)) with respect to any Equity Interests in the Borrower or any Subsidiary, or any payment (whether in cash, securities or other property (other than Qualified Capital Stock of the person making such dividend or distribution)), including any sinking fund or similar deposit, on account of the purchase, redemption, retirement, acquisition, cancellation or termination of any Equity Interests in the Borrower or any Subsidiary (other than, in each case, capital contributions to, or the purchase of Equity Interests in, any Subsidiary).

“RSA” shall mean that certain Restructuring Support Agreement dated as of April 6, 2020, executed and delivered by the Loan Parties and the other parties thereto, as such agreement may be amended, supplemented or otherwise modified from time to time in accordance with the terms thereof.

“S&P” shall mean Standard & Poor’s Ratings Service, or any successor thereto.

“Sanctions” shall have the meaning assigned to such term in Section 3.23.

“SEC” shall mean the U.S. Securities and Exchange Commission or any Governmental Authority succeeding to any or all of its functions.

“Secured Parties” shall have the meaning assigned to “DIP Secured Parties” in the Orders.

“Security Documents” shall mean the Guarantee and Collateral Agreement and each of the security agreements, mortgages and other instruments and documents executed and delivered pursuant to any of the foregoing or pursuant to Section 5.12.

“Separation Documents” shall mean the Separation and Distribution Agreement, the Computer and Data Processing Transition Services Agreement, the Receivables Collection Agreement, the Billing and Collection Agreement, the Eligibility Screening Services Agreement, the Employee Service Center/HRIS Transition Services Agreement, the Shared Services Center Transition Services Agreement, the Supplemental Medicaid Program Services Agreement, certain other short-term transition services agreements that may be entered into on or following the Distribution Date, the Tax Matters Agreement and the Employee Matters Agreement, among CHS and its subsidiaries (not including the Borrower and its Subsidiaries), on the one hand, and the Borrower and its Subsidiaries, on the other hand, with respect to services and transactions relating to the separation of the Borrower and its Subsidiaries from CHS.

“SPC” shall have the meaning assigned to such term in Section 9.04(i).

“Statutory Reserves” shall mean a fraction (expressed as a decimal), the numerator of which is the number one and the denominator of which is the number one minus the aggregate of the maximum reserve percentages (including any marginal, special, emergency or supplemental reserves) expressed as a decimal established by the Board and any other banking authority, domestic or foreign, to which the Administrative Agent or any Lender (including any branch, Affiliate or other fronting office making or holding a Loan) is subject for Eurocurrency Liabilities (as defined in Regulation D of the Board). Eurodollar Loans shall be deemed to constitute Eurocurrency Liabilities (as defined in Regulation D of the Board) and to be subject to such reserve requirements without benefit of or credit for proration, exemptions or offsets that may be available from time to time to any Lender under such Regulation D. Statutory Reserves shall be adjusted automatically on and as of the effective date of any change in any reserve percentage.

“subsidiary” shall mean, as to any person, a corporation, partnership or other entity of which Equity Interests having ordinary voting power (other than Equity Interests having such power only by reason of the happening of a contingency) to elect a majority of the board of directors or other managers of such corporation, partnership or other entity are at the time owned, directly or indirectly, or the management of which is otherwise Controlled, directly or indirectly, or both, by such person.

“Subsidiary” shall mean any subsidiary of the Borrower.

“Subsidiary Guarantor” shall mean each Subsidiary listed on Schedule 1.01(b), and each other Subsidiary that is or becomes a party to the Guarantee and Collateral Agreement pursuant to Section 5.12 (it being understood and agreed that no (i) Foreign Subsidiary, (ii) Non-Significant Subsidiary, (iii) Permitted Syndication Subsidiary, (iv) Permitted Joint Venture Subsidiary or (v) Subsidiary listed on Schedule 1.01(f), shall, in any case, be required to enter into the Guarantee and Collateral Agreement pursuant to Section 5.12).

“Syndication Proceeds” shall have the meaning assigned to such term in Section 6.05(b)(iii).

“Syndication Transaction” shall mean a transaction (or series of transactions) whereby the Borrower or a Subsidiary sells, transfers or otherwise disposes of part, but not all, of its interest in a Subsidiary that owns, leases or operates a Hospital to one or more third parties or of its interest in a Hospital to a partially owned Subsidiary.

“Synthetic Lease” shall mean, as to any person, any lease (including leases that may be terminated by the lessee at any time) of any property (whether real, personal or mixed) (a) that is accounted for as an operating lease under GAAP and (b) in respect of which the lessee retains or obtains ownership of the property so leased for U.S. federal income tax purposes, other than any such lease under which such person is the lessor.

“Synthetic Lease Obligations” shall mean, as to any person, an amount equal to the capitalized amount of the remaining lease payments under any Synthetic Lease that would appear on a balance sheet of such person in accordance with GAAP if such obligations were accounted for as Capital Lease Obligations.

“Synthetic Purchase Agreement” shall mean any swap, derivative or other agreement or combination of agreements pursuant to which the Borrower or any Subsidiary is or may become obligated to make (a) any payment in connection with a purchase by any third party from a person other than the Borrower or any Subsidiary of any Equity Interest or Restricted Indebtedness or (b) any payment (other than on account of a permitted purchase by it of any Equity Interest or Restricted Indebtedness) the amount of which is determined by reference to the price or value at any time of any Equity Interest or Restricted Indebtedness; provided that no phantom stock or similar plan providing for payments only to current or former directors, officers or employees of the Borrower or the Subsidiaries (or to their heirs and estates) shall be deemed to be a Synthetic Purchase Agreement.

“Taxes” shall mean any and all present or future taxes, levies, imposts, duties, deductions, charges or withholdings imposed by any Governmental Authority, including any interest, additions to tax or penalties applicable thereto.

“Term Borrowing” shall mean a Borrowing comprised of Term Loans.

“Term Lender” shall mean a Lender with a Term Loan Commitment or an outstanding Term Loan.

“Term Loan Commitment” shall mean, with respect to each Term Lender, the commitment of such Term Lender to make Term Loans hereunder as set forth on Schedule 2.01 or in the Assignment and Acceptance pursuant to which such Lender assumed its Commitment, as applicable, as the same may be (a) reduced from time to time pursuant to Section 2.09 and (b) reduced or increased from time to time pursuant to assignments by or to such Lender pursuant to Section 9.04.

“Term Loan Maturity Date” shall mean October 10, 2020; provided that if such day is not a Business Day the Term Loan Maturity Date shall be the Business Day immediately preceding such day.

“Term Loans” shall mean the term loans made by the Lenders to the Borrower pursuant to Section 2.01.

“Transactions” shall mean, collectively, (a) the execution, delivery and performance by the Loan Parties of the Loan Documents to which they are a party and the making of the Borrowings hereunder on the Closing Date, (b) the Cases, (c) all related transactions to occur on, prior to or after the Closing Date and (d) the payment of fees and expenses related to the foregoing.

“Type”, when used in respect of any Loan or Borrowing, shall refer to the Rate by reference to which interest on such Loan or on the Loans comprising such Borrowing is determined. For purposes hereof, the term “Rate” shall mean the Adjusted LIBO Rate and the Alternate Base Rate.

“Updated Budget” shall have the meaning assigned to such term in Section 5.04(d).

“USA PATRIOT Act” shall mean The Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (Title III of Pub. L. No. 107-56 (signed into law October 26, 2001)).

“Variance Report” shall have the meaning assigned to such term in Section 5.04(g).

“Variance Report Date” shall have the meaning assigned to such term in Section 5.04(g).

“Variance Testing Period” shall mean, as of any Variance Report Date, the four-week calendar period most recently ended.

“wholly owned Subsidiary” of any person shall mean a subsidiary of such person of which securities (except for directors’ qualifying shares) or other ownership interests representing 100% of the Equity Interests are, at the time any determination is being made, owned, Controlled or held by such person or one or more wholly owned Subsidiaries of such person or by such person and one or more wholly owned Subsidiaries of such person.

“Withdrawal Liability” shall mean liability to a Multiemployer Plan as a result of a complete or partial withdrawal from such Multiemployer Plan, as such terms are defined in Part I of Subtitle E of Title IV of ERISA.

“Withholding Agent” shall mean any Loan Party or the Administrative Agent.

SECTION 1.02    Terms Generally. The definitions in Section 1.01 shall apply equally to both the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words “include”, “includes” and “including” shall be deemed to be followed by the phrase “without limitation”. The word “will” shall be construed to have the same meaning and effect as the word “shall”; and the words “asset” and “property” shall be construed as having the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts and contract rights. All references herein to Articles, Sections, Exhibits and Schedules shall be deemed references to Articles and Sections of, and Exhibits and Schedules to, this Agreement unless the context shall otherwise require. Except as otherwise expressly provided herein, (a) any reference in this Agreement to any Loan Document shall mean such document as amended, restated, supplemented or otherwise modified from time to time and (b) all terms of an accounting or financial nature shall be construed in accordance with GAAP, as in effect from time to time.

SECTION 1.03    Classification of Loans and Borrowings. For purposes of this Agreement, Loans may be classified and referred to by Class (e.g., a “Term Loan”) or by Type (e.g., a “Eurodollar Loan”) or by Class and Type (e.g., a “Eurodollar Term Loan”). Borrowings also may be classified and referred to by Class (e.g., a “Term Borrowing”) or by Type (e.g., a “Eurodollar Borrowing”) or by Class and Type (e.g., a “Eurodollar Term Borrowing”).

SECTION 1.04    Timing of Payment or Performance. Except as otherwise provided herein, when the payment of any obligation or the performance of any covenant, duty, or obligation is stated to be due or performance required on (or before) a day which is not a Business Day, the date of such payment or performance shall extend to the immediately succeeding Business Day, and such extension of time shall be reflected in computing interest or fees, as the case may be.

SECTION 1.05    LLC Division. For all purposes under the Loan Documents, in connection with any division or plan of division under Delaware law (including any LLC Division, or any comparable event under a different jurisdiction’s laws, as applicable): (a) if any asset, right, obligation or liability of any person becomes the asset, right, obligation or liability of a different person, then it shall be deemed to have been transferred from the original person to the subsequent person, and (b) if any new person comes into existence, such new person shall be deemed to have been organized on the first date of its existence by the holders of its Equity Interests at such time.

ARTICLE II

The Credits

SECTION 2.01    Term Loan Commitments. Subject to the terms and conditions set forth herein and in the Orders, each Term Lender agrees, severally and not jointly, to make Term Loans in dollars to the Borrower in up to three (3) draws on (a) the Closing Date (the “Interim Term Loan”), (b) the Final Order Availability Date (the “Final Order Term Loan”) and (c) the Full Availability Date (the “Full Availability Term Loan”), in each case, in an aggregate principal amount not to exceed its Term Loan Commitment. For the avoidance of doubt, any Term Loan Commitments shall be reduced dollar for dollar immediately after the funding of any Term Loans thereunder. Each Term Loan Borrowing shall consist of Term Loans of the same Type made on the same day by the Term Lenders ratably according to their respective Term Loan Commitments; provided, that (x) the first Borrowing of Term Loans shall be in an amount up to the full amount authorized by the Bankruptcy Court in the Interim Order (but which shall not be more than the Interim Availability Amount), (y) the second Borrowing of Term Loans shall be in an amount up to the lesser of (A) the full amount authorized by the Bankruptcy Court in the Final Order and (B)(I) the Final Order Availability Amount minus (II) the aggregate principal amount of Term Loans funded on Closing Date and (z) the third Borrowing of Term Loans shall be in an amount equal to the lesser of (A) the full amount authorized by the Bankruptcy Court in the Final Order, less the principal amount of Term Loans funded prior to such Borrowing and (B) the aggregate amount of Term Loan Commitments then outstanding; provided that, any unused Term Loan Commitments shall terminate immediately after the third Borrowing of Term Loans. Amounts paid or prepaid in respect of the Term Loans may not be reborrowed. Notwithstanding anything to the contrary, unless the Administrative Agent and the Borrower shall otherwise agree, the initial Interest Period of any Full Availability Term Loans that are Eurodollar Rate Loans shall commence on the date of funding and shall end on the last day of the then-current Interest Period for all Eurodollar Rate Loans that are Interim Term Loans then outstanding. For the avoidance of doubt, the Term Loans funded on the Closing Date and, once funded, the Full Availability Date shall constitute a single class of Term Loans.

SECTION 2.02    Loans. (a) Each Loan shall be made as part of a Borrowing consisting of Loans made by the Lenders ratably in accordance with their applicable Commitments; provided, however, that the failure of any Lender to make any Loan shall not in itself relieve any other Lender of its obligation to lend hereunder (it being understood, however, that no Lender shall be responsible for the failure of any other Lender to make any Loan required to be made by such other Lender).

(b)    Subject to Sections 2.08 and 2.15, each Borrowing shall be comprised entirely of ABR Loans or Eurodollar Loans as the Borrower may request pursuant to Section 2.03. Each Lender may at its option make any Eurodollar Loan by causing any domestic or foreign branch or Affiliate of such Lender to make such Loan; provided that any exercise of such option shall not affect the obligation of the Borrower to repay such Loan in accordance with the terms of this Agreement. Borrowings of more than one Type may be outstanding at the same time. For purposes of the foregoing, Borrowings having different Interest Periods, regardless of whether they commence on the same date, shall be considered separate Borrowings.

(c)    Each Lender shall make each Loan to be made by it hereunder on the proposed date thereof by wire transfer of immediately available funds to such account in New York City as the Administrative Agent may designate not later than 1:00 p.m., New York City time, and the Administrative Agent shall promptly credit the amounts so received to the DIP Proceeds Account or, if a Borrowing shall not occur on such date because any condition precedent herein specified shall not have been met, return the amounts so received to the respective Lenders.

(d)    Unless the Administrative Agent shall have received notice from a Lender prior to the date of any Borrowing that such Lender will not make available to the Administrative Agent such Lender’s portion of such Borrowing, the Administrative Agent may assume that such Lender has made such portion available to the Administrative Agent on the date of such Borrowing in accordance with paragraph (c) above and the Administrative Agent may, but shall not be obligated to, in reliance upon such assumption, make available to the Borrower on such date a corresponding amount. If the Administrative Agent shall have so made funds available then, to the extent that such Lender shall not have made such portion available to the Administrative Agent, such Lender agrees to repay to the Administrative Agent forthwith on demand such corresponding amount together with interest thereon, for each day from the date such amount is made available to the Borrower to but excluding the date such amount is repaid to the Administrative Agent at a rate determined by the Administrative Agent to represent its cost of overnight or short-term funds (which determination shall be conclusive absent manifest error). If such Lender shall not repay to the Administrative Agent such corresponding amount within three Business Days after demand by the Administrative Agent, then the Administrative Agent shall be entitled to recover such amount with interest thereon at the rate per annum equal to the interest rate applicable at the time to the Loans comprising such Borrowing, on demand, from the Borrower. If such Lender shall repay to the Administrative Agent such corresponding amount, such amount shall constitute such Lender’s Loan as part of such Borrowing for purposes of this Agreement.

SECTION 2.03    Borrowing Procedure. In order to request a Borrowing, the Borrower shall deliver a fully executed Borrowing Request to the Administrative Agent (a) in the case of a Eurodollar Borrowing, not later than 12:00 (noon), New York City time, one Business Day (or with respect to the second and third Borrowing, three Business Days) before a proposed Borrowing, and (b) in the case of an ABR Borrowing, not later than 11:00 a.m., New York City time, one Business Day before a proposed Borrowing. Each such Borrowing Request shall be irrevocable, and shall specify the following information: (i) whether the Borrowing then being requested is to be a Eurodollar Borrowing or an ABR Borrowing; (ii) the date of such Borrowing (which shall be a Business Day); (iii) the number and location of the account to which funds are to be disbursed; (iv) the amount of such Borrowing; and (v) if such Borrowing is to be a Eurodollar Borrowing, the Interest Period with respect thereto; provided, however, that, notwithstanding any contrary specification in any Borrowing Request, each requested Borrowing shall comply with the requirements set forth in Sections 2.01 and 2.02; provided, further, that the Borrower may condition each Borrowing in such notice on the entry of the Interim Order or the Final Order, as applicable. If no election as to the Type of Borrowing is specified in any such notice, then the requested Borrowing shall be an ABR Borrowing. If no Interest Period with respect to any Eurodollar Borrowing is specified in any such notice, then except as set forth in Section 2.01, the Borrower shall be deemed to have selected an Interest Period of one month’s duration. The Administrative Agent shall promptly advise the applicable Lenders of any notice given pursuant to this Section 2.03 (and the contents thereof), and of each Lender’s portion of the requested Borrowing.

SECTION 2.04    Evidence of Debt; Repayment of Loans. (a) The Borrower hereby unconditionally promises to pay to the Administrative Agent for the account of each Lender the principal amount of each Term Loan of such Lender as provided in Section 2.11.

(b)    Each Lender shall maintain in accordance with its usual practice an account or accounts evidencing the indebtedness of the Borrower to such Lender resulting from each Loan made by such Lender from time to time, including the amounts of principal and interest payable and paid to such Lender from time to time under this Agreement.

(c)    The Administrative Agent shall maintain accounts in which it will record (i) the amount of each Loan made hereunder, the Class and Type thereof and, if applicable, the Interest Period applicable thereto, (ii) the amount of any principal or interest due and payable or to become due and payable from the Borrower to each Lender hereunder and (iii) the amount of any sum received by the Administrative Agent hereunder from the Borrower or any Subsidiary Guarantor and each Lender’s share thereof.

(d)    The entries made in the accounts maintained pursuant to paragraphs (b) and (c) above shall be prima facie evidence of the existence and amounts of the obligations therein recorded; provided, however, that the failure of any Lender or the Administrative Agent to maintain such accounts or any error therein shall not in any manner affect the obligations of the Borrower to repay the Loans in accordance with their terms.

(e)    Any Lender may request that Loans made by it hereunder be evidenced by a promissory note. In such event, the Borrower shall execute and deliver to such Lender a promissory note payable to such Lender and its registered assigns and in a form and substance reasonably acceptable to the Administrative Agent and the Borrower. Notwithstanding any other provision of this Agreement, in the event any Lender shall request and receive such a promissory note, the interests represented by such note shall at all times (including after any assignment of all or part of such interests pursuant to Section 9.04) be represented by one or more promissory notes payable to the payee named therein or its registered assigns.

SECTION 2.05    Fees. (a) The Borrower agrees to pay to the Administrative Agent for the ratable account of each Term Lender, an upfront fee in an amount equal to (i) 3.00% of the principal amount of the Interim Term Loans funded by each such Term Lender on the Closing Date, which fee shall be earned, due, and payable on the Closing Date upon the funding of such Interim Term Loans, and shall be netted from such funding on the Closing Date and (ii) 3.00% of the principal amount of each such Term Lender’s remaining aggregate Term Loan Commitment on the Final Order Entry Date, which fee shall be earned, due, and payable on the Final Order Entry Date upon the funding of the Final Order Term Loans, and shall be netted from such funding on the Final Order Entry Date.

(b)    The Borrower agrees to pay to the Administrative Agent, for its own account, the administrative fees set forth in the Agent Fee Letter at the times and in the amounts specified therein (the “Administrative Agent Fees”).

(c)    All fees shall be paid on the dates due, in immediately available funds, to the Administrative Agent for distribution, if and as appropriate, among the Lenders. Once paid, none of such fees shall be refundable under any circumstances.

SECTION 2.06    Interest on Loans. (a) Subject to the provisions of Section 2.07, the Loans comprising each ABR Borrowing shall bear interest (computed on the basis of the actual number of days elapsed over a year of 365 or 366 days, as the case may be) at a rate per annum equal to the Alternate Base Rate plus the Applicable Percentage in effect from time to time.

(b)    Subject to the provisions of Section 2.07, the Loans comprising each Eurodollar Borrowing shall bear interest (computed on the basis of the actual number of days elapsed over a year of 360 days) at a rate per annum equal to the Adjusted LIBO Rate for the Interest Period in effect for such Borrowing plus the Applicable Percentage in effect from time to time.

(c)    Interest on each Loan shall be payable in arrears on the first Business Day of each fiscal month of the Borrower except as otherwise provided in this Agreement. The applicable Alternate Base Rate or Adjusted LIBO Rate for each Interest Period or day within an Interest Period, as the case may be, shall be determined by the Administrative Agent, and such determination shall be conclusive absent manifest error.

SECTION 2.07    Default Interest. At all times during which an Event of Default is continuing and (other than with respect to any default in the payment of any principal of or interest on any Loan or any other amount due hereunder, by acceleration or otherwise, or under any other Loan Document) upon notice to the Borrower from the Administrative Agent (at the direction of the Required Lenders), the Borrower shall pay interest on the principal amount of all Loans outstanding hereunder (and any past due amounts not constituting principal), (a) in the case of principal, at the rate otherwise applicable to such Loan pursuant to Section 2.06 plus 2.00% per annum and (b) in all other cases, at a rate per annum (computed on the basis of the actual number of days elapsed over a year of 365 or 366 days, as the case may be, when determined by reference to the Prime Rate and over a year of 360 days at all other times) equal to the rate that would be applicable to an ABR Loan of the applicable Class plus 2.00% per annum.

SECTION 2.08    Alternate Rate of Interest. In the event, and on each occasion, that on the day two Business Days prior to the commencement of any Interest Period for a Eurodollar Borrowing the Administrative Agent shall have determined that dollar deposits in the principal amounts of the Loans comprising such Borrowing are not generally available in the London interbank market, or that the rates at which such dollar deposits are being offered will not adequately and fairly reflect the cost to any Lender of making or maintaining its Eurodollar Loan during such Interest Period, or that reasonable means do not exist for ascertaining the Adjusted LIBO Rate, the Administrative Agent shall, as soon as practicable thereafter, give written notice of such determination to the Borrower and the Lenders. In the event of any such determination, until the Administrative Agent shall have advised the Borrower and the Lenders that the circumstances giving rise to such notice no longer exist, any request by the Borrower for a Eurodollar Borrowing pursuant to Section 2.03 or 2.10 shall be deemed to be a request for an ABR Borrowing. Each determination by the Administrative Agent under this Section 2.08 shall be conclusive absent manifest error.

SECTION 2.09    Termination and Reduction of Commitments. The Term Loan Commitments (x) shall be automatically reduced immediately after the Borrowing of the Interim Term Loan pursuant to Section 2.01, by the amount of such Borrowing and (y) shall automatically terminate immediately after the Borrowing of the Full Availability Term Loan pursuant to Section 2.01.

SECTION 2.10    Conversion and Continuation of Borrowings. The Borrower shall have the right at any time upon prior irrevocable notice to the Administrative Agent (a) not later than 11:00 a.m., New York City time, on the date of conversion, to convert any Eurodollar Borrowing into an ABR Borrowing, (b) not later than 12:00 (noon), New York City time, three Business Days prior to conversion or continuation, to convert any ABR Borrowing into a Eurodollar Borrowing or to continue any Eurodollar Borrowing as a Eurodollar Borrowing for an additional Interest Period, and (c) not later than 12:00 (noon), New York City time, three Business Days prior to conversion, to convert the Interest Period with respect to any Eurodollar Borrowing to another permissible Interest Period, subject in each case to the following:

(i)    each conversion or continuation shall be made pro rata among the Lenders in accordance with the respective principal amounts of the Loans comprising the converted or continued Borrowing;

(ii)    if less than all the outstanding principal amount of any Borrowing shall be converted or continued, then each resulting Borrowing shall satisfy the limitations specified in Sections 2.02(a) and 2.02(b) regarding the principal amount and maximum number of Borrowings of the relevant Type;

(iii)    each conversion shall be effected by each Lender and the Administrative Agent by recording for the account of such Lender the new Loan of such Lender resulting from such conversion and reducing the Loan (or portion thereof) of such Lender being converted by an equivalent principal amount; accrued interest on any Eurodollar Loan (or portion thereof) being converted shall be paid by the Borrower at the time of conversion;

(iv)    if any Eurodollar Borrowing is converted at a time other than the end of the Interest Period applicable thereto, the Borrower shall pay, upon demand, any amounts due to the Lenders pursuant to Section 2.16;

(v)    any portion of a Borrowing of any Loans maturing or required to be repaid in less than one month may not be converted into or continued as a Eurodollar Borrowing;

(vi)    any portion of a Eurodollar Borrowing that cannot be converted into or continued as a Eurodollar Borrowing by reason of the immediately preceding clause shall be automatically converted at the end of the Interest Period in effect for such Borrowing into an ABR Borrowing;

(vii)    [reserved]; and

(viii)    upon notice to the Borrower from the Administrative Agent given at the request of the Required Lenders, after the occurrence and during the continuance of a Default or Event of Default, no outstanding Loan may be converted into, or continued as, a Eurodollar Loan.

Each notice pursuant to this Section 2.10 shall be irrevocable and shall refer to this Agreement and specify (i) the identity and amount of the Borrowing that the Borrower requests be converted or continued, (ii) whether such Borrowing is to be converted to or continued as a Eurodollar Borrowing or an ABR Borrowing, (iii) if such notice requests a conversion, the date of such conversion (which shall be a Business Day) and (iv) if such Borrowing is to be converted to or continued as a Eurodollar Borrowing, the Interest Period with respect thereto. If no Interest Period is specified in any such notice with respect to any conversion to or continuation as a Eurodollar Borrowing, then, the Borrower shall be deemed to have selected an Interest Period of one month’s duration. The Administrative Agent shall advise the Lenders of any notice given pursuant to this Section 2.10 and of each Lender’s portion of any converted or continued Borrowing. If the Borrower shall not have given notice in accordance with this Section 2.10 to continue any Borrowing into a subsequent Interest Period (and shall not otherwise have given notice in accordance with this Section 2.10 to convert such Borrowing), such Borrowing shall, at the end of the Interest Period applicable thereto (unless repaid pursuant to the terms hereof), automatically be continued into an ABR Borrowing.

SECTION 2.11    Repayment of Term Borrowings. (a) The Borrower shall pay to the Administrative Agent, for the account of the Term Lenders, on the Term Loan Maturity Date, the aggregate principal amount of all Term Loans outstanding on such date, together with accrued and unpaid interest on the principal amount to be paid to but excluding the date of such payment.

(b)    All repayments pursuant to this Section 2.11 shall be subject to Section 2.16, but shall otherwise be without premium or penalty.

SECTION 2.12    Optional Prepayment. (a) The Borrower shall have the right at any time and from time to time to prepay any Borrowing, in whole or in part, upon at least three Business Days’ prior written notice in the case of Eurodollar Loans, or written notice at least one Business Day prior to the date of prepayment in the case of ABR Loans, to the Administrative Agent before 11:00 a.m., New York City time; provided, however, that each partial prepayment shall be in an amount that is an integral multiple of $1,000,000 and not less than $3,000,000 or, if less, the entire principal amount thereof then outstanding.

(b)    Optional prepayments of Term Loans shall be paid to the Term Lenders in accordance with their respective pro rata share of the outstanding Term Loans at the time.

(c)    Each notice of prepayment shall specify the prepayment date and the principal amount of each Borrowing (or portion thereof) to be prepaid, shall be irrevocable and shall commit the Borrower to prepay such Borrowing by the amount stated therein on the date stated therein; provided that a notice of prepayment may state that such notice is conditioned upon the effectiveness of other credit facilities, indentures or similar agreements or any other event, in which case such notice may be revoked by the Borrower (by notice to the Administrative Agent on or prior to the specified effective date) if such condition is not satisfied. All prepayments under this Section 2.12 shall be subject to Section 2.16 but otherwise without premium or penalty. All prepayments under this Section 2.12 shall be accompanied by accrued and unpaid interest on the principal amount to be prepaid to but excluding the date of payment.

SECTION 2.13    Mandatory Prepayments. (a) [Reserved].

(b)    After the Prepetition Debt has been paid in full and the commitments thereunder have been terminated, (i) not later than the third Business Day after the receipt of Net Cash Proceeds in respect of any Asset Sale, the Borrower shall apply 100% of such Net Cash Proceeds received (and not yet used to prepay Term Loans pursuant to this Section 2.13(b)) to prepay outstanding Term Loans in accordance with Section 2.13(g) and (ii) not later than the third Business Day after the receipt of any “net cash proceeds” in respect of the TSA Settlement (with “net cash proceeds”, for purposes of this clause (ii) to be defined as the aggregate cash proceeds received in respect of the TSA Settlement (including, for the avoidance of doubt, any deferred amounts) and any cash payments received in respect of promissory notes or other non-cash consideration delivered in respect of the TSA Settlement, net of (without duplication) (A) the reasonable expenses (including legal fees and brokers’ and underwriters’ commissions paid to third parties which are not Subsidiaries or Affiliates of the Borrower) incurred in effecting the TSA Settlement, (B) any taxes reasonably attributable to the TSA Settlement, (C) any transition costs reasonably attributable to the transition of the TSA and duplicative costs in connection with such transition, as determined by the Borrower in good faith and (D) any amounts payable to a Governmental Authority triggered as a result of the TSA Settlement), the Borrower shall apply 100% of such net cash proceeds received (and not yet used to prepay Term Loans pursuant to this Section 2.13(b)) to prepay outstanding Term Loans in accordance with Section 2.13(g); provided that any Net Cash Proceeds received in respect of any Asset Sale of DIP Priority Collateral shall be applied to prepay outstanding Term Loans in accordance with Section 2.13(g) on a dollar-for-dollar basis.

(c)    [Reserved].

(d)    After the Prepetition Debt has been paid in full and the commitments thereunder have been terminated, in the event that the Borrower or any of its subsidiaries shall receive Net Cash Proceeds from the issuance or incurrence of Indebtedness for money borrowed (other than any cash proceeds from the issuance of Indebtedness for money borrowed permitted pursuant to Section 6.01), the Borrower shall, substantially simultaneously with (and in any event not later than the third Business Day next following) the receipt of such Net Cash Proceeds by the Borrower or such subsidiary, apply an amount equal to 100% of such Net Cash Proceeds to prepay outstanding Term Loans in accordance with Section 2.13(g).

(e)    [Reserved].

(f)    [Reserved].

(g)    Mandatory prepayments of outstanding Term Loans under this Agreement shall be allocated pro rata among the Term Loans. The amount of any mandatory prepayment in respect of Term Loans of any Class shall be applied first to Term Loans of such Class that are ABR Loans to the full extent thereof before application to Term Loans of such Class that are Eurodollar Loans, in a manner that minimizes the amount of any payments required to be made by the Borrower pursuant to Section 2.16.

(h)    The Borrower shall deliver to the Administrative Agent, at the time of each prepayment required under this Section 2.13(b) or (d), as applicable, (i) a certificate signed by a Financial Officer of the Borrower setting forth in reasonable detail the calculation of the amount of such prepayment and (ii) to the extent practicable, at least two days prior written notice of such prepayment. Each notice of prepayment shall specify the prepayment date, the Type of each Loan being prepaid and the principal amount of each Loan (or portion thereof) to be prepaid. All prepayments of Borrowings under this Section 2.13 shall be subject to Section 2.16, but shall otherwise be without premium or penalty, and shall be accompanied by accrued and unpaid interest on the principal amount to be prepaid to but excluding the date of payment (which interest amounts shall reduce the amount of Net Cash Proceeds required to be applied to prepay the Loans).

SECTION 2.14    Reserve Requirements; Change in Circumstances. (a) Notwithstanding any other provision of this Agreement, if any Change in Law shall impose, modify or deem applicable any reserve, special deposit or similar requirement against assets of, deposits with or for the account of or credit extended by any Lender (except any such reserve requirement which is reflected in the Adjusted LIBO Rate), shall subject any Lender or the Administrative Agent to any Taxes (other than (i) Indemnified Taxes imposed on or with respect to any payment made by or on account of any obligation of any Loan Party under any Loan Document and (ii) Excluded Taxes) on its Loans, Commitments or other obligations or its deposits, reserves, other liabilities or capital attributable thereto or shall impose on such Lender or the London interbank market any other condition affecting this Agreement or Eurodollar Loans made by such Lender, and the result of any of the foregoing shall be to increase the cost to such Lender of making or maintaining any Eurodollar Loan or increase the cost to any Lender of purchasing or maintaining a participation therein or to reduce the amount of any sum received or receivable by such Lender hereunder (whether of principal, interest or otherwise) by an amount deemed by such Lender to be material, then the Borrower will pay to such Lender from time to time such additional amount or amounts as will compensate such Lender for such additional costs incurred or reduction suffered.

(b)    If any Lender shall have determined that any Change in Law regarding capital adequacy or liquidity has or would have the effect of reducing the rate of return on such Lender’s capital or on the capital of such Lender’s holding company, if any, as a consequence of this Agreement or the Loans made pursuant hereto to a level below that which such Lender or such Lender’s holding company could have achieved but for such Change in Law (taking into consideration such Lender’s policies and the policies of such Lender’s holding company with respect to capital adequacy or liquidity) by an amount deemed by such Lender to be material, then from time to time the Borrower shall pay to such Lender, as the case may be, such additional amount or amounts as will compensate such Lender or such Lender’s holding company for any such reduction suffered.

(c)    A certificate of a Lender setting forth the amount or amounts necessary to compensate such Lender or its holding company, as applicable, as specified in paragraph (a) or (b) above shall be delivered to the Borrower and shall be conclusive absent manifest error. The Borrower shall pay such Lender the amount shown as due on any such certificate delivered by it within 30 days after its receipt of the same.

(d)    Failure or delay on the part of any Lender to demand compensation for any increased costs or reduction in amounts received or receivable or reduction in return on capital shall not constitute a waiver of such Lender’s right to demand such compensation; provided that the Borrower shall not be under any obligation to compensate any Lender under paragraph (a) or (b) above with respect to increased costs or reductions with respect to any period prior to the date that is 180 days prior to such request if such Lender knew or could reasonably have been expected to know of the circumstances giving rise to such increased costs or reductions and of the fact that such circumstances would result in a claim for increased compensation by reason of such increased costs or reductions; provided further that the foregoing limitation shall not apply to any increased costs or reductions arising out of the retroactive application of any Change in Law within such 180-day period. The protection of this Section shall be available to each Lender regardless of any possible contention of the invalidity or inapplicability of the Change in Law that shall have occurred or been imposed.

SECTION 2.15    Change in Legality. (a) Notwithstanding any other provision of this Agreement, if any Change in Law shall make it unlawful for any Lender to make or maintain any Eurodollar Loan or to give effect to its obligations as contemplated hereby with respect to any Eurodollar Loan, then, by written notice to the Borrower and to the Administrative Agent:

(i)    such Lender may declare that Eurodollar Loans will not thereafter (for the duration of such unlawfulness) be made by such Lender hereunder (or be continued for additional Interest Periods) and ABR Loans will not thereafter (for such duration) be converted into Eurodollar Loans, whereupon any request for a Eurodollar Borrowing (or to convert an ABR Borrowing to a Eurodollar Borrowing or to continue a Eurodollar Borrowing for an additional Interest Period) shall, as to such Lender only, be deemed a request for an ABR Loan (or a request to continue an ABR Loan as such for an additional Interest Period or to convert a Eurodollar Loan into an ABR Loan, as the case may be), unless such declaration shall be subsequently withdrawn; and

(ii)    such Lender may require that all outstanding Eurodollar Loans made by it be converted to ABR Loans, in which event all such Eurodollar Loans shall be automatically converted to ABR Loans as of the effective date of such notice as provided in paragraph (b) below.

In the event any Lender shall exercise its rights under (i) or (ii) above, all payments and prepayments of principal that would otherwise have been applied to repay the Eurodollar Loans that would have been made by such Lender or the converted Eurodollar Loans of such Lender shall instead be applied to repay the ABR Loans made by such Lender in lieu of, or resulting from the conversion of, such Eurodollar Loans.

(b)    For purposes of this Section 2.15, a notice to the Borrower by any Lender shall be effective as to each Eurodollar Loan made by such Lender, if lawful, on the last day of the Interest Period then applicable to such Eurodollar Loan; in all other cases such notice shall be effective on the date of receipt by the Borrower.

SECTION 2.16    Indemnity. The Borrower shall indemnify each Lender against any loss or expense (but not against any lost profits) that such Lender may sustain or incur as a consequence of (a) any event, other than a default by such Lender in the performance of its obligations hereunder, which results in (i) such Lender receiving or being deemed to receive any amount on account of the principal of any Eurodollar Loan prior to the end of the Interest Period in effect therefor, (ii) the conversion of any Eurodollar Loan to an ABR Loan, or the conversion of the Interest Period with respect to any Eurodollar Loan, in each case other than on the last day of the Interest Period in effect therefor, or (iii) any Eurodollar Loan to be made by such Lender (including any Eurodollar Loan to be made pursuant to a conversion or continuation under Section 2.10) not being made after notice of such Loan shall have been given by the Borrower hereunder (any of the events referred to in this clause (a) being called a “Breakage Event”) or (b) any default in the making of any payment or prepayment of any Eurodollar Loan required to be made hereunder. In the case of any Breakage Event, such loss shall include an amount equal to the excess, as reasonably determined by such Lender, of (i) its cost of obtaining funds for the Eurodollar Loan that is the subject of such Breakage Event for the period from the date of such Breakage Event to the last day of the Interest Period in effect (or that would have been in effect) for such Loan over (ii) the amount of interest likely to be realized by such Lender in redeploying the funds released or not utilized by reason of such Breakage Event for such period. A certificate of any Lender setting forth any amount or amounts which such Lender is entitled to receive pursuant to this Section 2.16 shall be delivered to the Borrower and shall be conclusive absent manifest error.

SECTION 2.17    Pro Rata Treatment. Except as required under Section 2.15, each Borrowing, each payment or prepayment of principal of any Borrowing, each payment of interest on the Loans, each reduction of the Term Loan Commitments and each conversion of any Borrowing to or continuation of any Borrowing as a Borrowing of any Type shall be allocated pro rata among the Lenders in accordance with their respective principal amounts of their outstanding Loans or, in the case of a reduction of Term Loan Commitments, their respective Commitments (or, if such Commitments shall have expired or been terminated, in accordance with the respective principal amounts of their outstanding Loans). Each Lender agrees that in computing such Lender’s portion of any Borrowing to be made hereunder, the Administrative Agent may, in its discretion, round each Lender’s percentage of such Borrowing to the next higher or lower whole dollar amount.

SECTION 2.18    Sharing of Setoffs. Each Lender agrees that if it shall, through the exercise of a right of banker’s lien, setoff or counterclaim against the Borrower or any other Loan Party, or pursuant to a secured claim under Section 506 of Title 11 of the United States Code or other security or interest arising from, or in lieu of, such secured claim, received by such Lender under any applicable bankruptcy, insolvency or other similar law or otherwise, or by any other means (excluding means expressly contemplated elsewhere in this Agreement), obtain payment (voluntary or involuntary) in respect of any Loan or Loans as a result of which the unpaid principal portion of its Loans shall be proportionately less than the unpaid principal portion of the Loans of any other Lender, it shall be deemed simultaneously to have purchased from such other Lender at face value, and shall promptly pay to such other Lender the purchase price for, a participation in the Loans of such other Lender, so that the aggregate unpaid principal amount of the Loans and participations in Loans held by each Lender shall be in the same proportion to the aggregate unpaid principal amount of all Loans then outstanding as the principal amount of its Loans prior to such exercise of banker’s lien, setoff or counterclaim or other event was to the principal amount of all Loans outstanding prior to such exercise of banker’s lien, setoff or counterclaim or other event; provided, however, that if any such purchase or purchases or adjustments shall be made pursuant to this Section 2.18 and the payment giving rise thereto shall thereafter be recovered, such purchase or purchases or adjustments shall be rescinded to the extent of such recovery and the purchase price or prices or adjustment restored without interest. The Borrower expressly consents to the foregoing arrangements and agree that any Lender holding a participation in a Loan deemed to have been so purchased may exercise any and all rights of banker’s lien, setoff or counterclaim with respect to any and all moneys owing by the Borrower to such Lender by reason thereof as fully as if such Lender had made a Loan directly to the Borrower in the amount of such participation.

SECTION 2.19    Payments. (a) The Borrower shall make each payment (including principal of or interest on any Borrowing or any fees or other amounts) hereunder and under any other Loan Document not later than 1:00 p.m., New York City time, on the date when due in immediately available dollars, without setoff, defense or counterclaim. Each such payment shall be made to the Administrative Agent. The Administrative Agent shall promptly distribute to each Lender any payments received by the Administrative Agent on behalf of such Lender.

(b)    Except as otherwise expressly provided herein, whenever any payment (including principal of or interest on any Borrowing or any fees or other amounts) hereunder or under any other Loan Document shall become due, or otherwise would occur, on a day that is not a Business Day, such payment may be made on the next succeeding Business Day, and such extension of time shall in such case be included in the computation of interest or fees, if applicable.

(c)    Unless the Administrative Agent shall have received notice from the Borrower prior to the date on which any payment is due to the Administrative Agent for the account of the Lenders hereunder that the Borrower will not make such payment, the Administrative Agent may assume that the Borrower has made such payment on such date in accordance herewith and may, but shall not be obligated to, in reliance upon such assumption, distribute to the Lenders the amount due. In such event, if the Borrower does not in fact make such payment, then each of the Lenders severally agrees to repay to the Administrative Agent forthwith on demand the amount so distributed to such Lender, and to pay interest thereon, for each day from and including the date such amount is distributed to it to but excluding the date of payment to the Administrative Agent, at a rate determined by the Administrative Agent to represent its cost of overnight or short-term funds (which determination shall be conclusive absent manifest error).

SECTION 2.20    Taxes. (a) Any and all payments by or on account of any obligation of the Borrower or any other Loan Party hereunder or under any other Loan Document shall be made free and clear of and without deduction for any Indemnified Taxes or Other Taxes; provided that, if the Borrower or any other Loan Party shall be required by applicable law to deduct any Indemnified Taxes or Other Taxes from such payments, then (i) the sum payable shall be increased as necessary so that after making all required deductions (including deductions applicable to additional sums payable under this Section) the Administrative Agent or Lender (as the case may be) receives an amount equal to the sum it would have received had no such deductions been made, (ii) the Borrower or such Loan Party shall make such deductions and (iii) the Borrower or such Loan Party shall pay the full amount deducted to the relevant Governmental Authority in accordance with applicable law.

(b)    In addition, the Borrower shall pay any Other Taxes to the relevant Governmental Authority in accordance with applicable law.

(c)    The Loan Parties shall jointly and severally indemnify the Administrative Agent and each Lender, within 10 days after written demand therefor, for the full amount of any Indemnified Taxes or Other Taxes that are payable or paid by the Administrative Agent or such Lender, as the case may be, on or with respect to any payment by or on account of any obligation of the Borrower or any other Loan Party hereunder or under any other Loan Document (including Indemnified Taxes or Other Taxes imposed or asserted on or attributable to amounts payable under this Section) and any penalties, interest and reasonable expenses arising therefrom or with respect thereto; provided that the Borrower shall not be obligated to so indemnify any Lender or the Administrative Agent in respect of interest or penalties attributable to any Indemnified Taxes or Other Taxes to the extent that such interest or penalties resulted solely from the gross negligence or willful misconduct of the Administrative Agent or such Lender. A certificate as to the amount of such payment or liability delivered to the Borrower by a Lender or by the Administrative Agent on behalf of itself or a Lender, shall be conclusive absent manifest error.

(d)    As soon as practicable after any payment of Indemnified Taxes, Excluded Taxes or Other Taxes by the Borrower or any other Loan Party to a Governmental Authority, the Borrower shall deliver to the Administrative Agent the original or a certified copy of a receipt issued by such Governmental Authority evidencing such payment, a copy of the return reporting such payment or other evidence of such payment reasonably satisfactory to the Administrative Agent.

(e)    (i) Any Lender that is entitled to an exemption from or reduction of withholding tax under the law of the jurisdiction in which the Borrower is located, or any treaty to which such jurisdiction is a party, with respect to payments under this Agreement shall deliver to the Borrower (with a copy to the Administrative Agent), at the time or times prescribed by applicable law, such properly completed and executed documentation prescribed by applicable law or reasonably requested by the Borrower or the Administrative Agent as will permit such payments to be made without withholding or at a reduced rate.

(ii)    If a payment made to a Lender under this Agreement or any Loan Document would be subject to U.S. Federal withholding Tax imposed by FATCA if such Lender were to fail to comply with the applicable reporting requirements of FATCA (including those contained in Section 1471(b) or 1472(b) of the Code, as applicable), such Lender shall deliver to the Withholding Agent, at the time or times prescribed by law and at such other time or times reasonably requested by the Withholding Agent, such documentation prescribed by applicable law (including as prescribed by Section 1471(b)(3)(C)(i) of the Code) and such additional documentation reasonably requested by the Withholding Agent as may be necessary for the Withholding Agent to comply with its obligations under FATCA, to determine that such Lender has complied with such Lender’s obligations under FATCA or to determine the amount to deduct and withhold from such payment. Solely for purposes of this clause (ii), “FATCA” shall include any amendments made to FATCA after the date of this Agreement.

Each Lender agrees that if any form or certification it previously delivered expires or becomes obsolete or inaccurate in any respect, it shall update such form or certification or promptly notify the Borrower and the Administrative Agent in writing of its legal inability to do so.

(f)    Each Lender shall severally indemnify the Administrative Agent, within 10 days after demand therefor, for (i) any Indemnified Taxes attributable to such Lender (but only to the extent that the Borrower has not already indemnified the Administrative Agent for such Indemnified Taxes and without limiting the obligation of the Borrower to do so), (ii) any Taxes attributable to such Lender’s failure to comply with the provisions of Section 9.04(f) relating to the maintenance of a Participant Register and (iii) any Excluded Taxes attributable to such Lender, in each case, that are payable or paid by the Administrative Agent in connection with any Loan Document, and any reasonable expenses arising therefrom or with respect thereto, whether or not such Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority; provided, that this paragraph (f) shall not create any additional obligation of the Borrower hereunder. A certificate as to the amount of such payment or liability delivered to any Lender by the Administrative Agent shall be conclusive absent manifest error. Each Lender hereby authorizes the Administrative Agent to set off and apply any and all amounts at any time owing to such Lender under any Loan Document or otherwise payable by the Administrative Agent to the Lender from any other source against any amount due to the Administrative Agent under this paragraph (f).

(g)    Each party’s obligations under this Section 2.20 shall survive the resignation or replacement of the Administrative Agent or any assignment of rights by, or the replacement of, a Lender, the termination of the Commitments, and the repayment, satisfaction or discharge of all obligations under any Loan Document.

SECTION 2.21    Assignment of Commitments Under Certain Circumstances; Duty to Mitigate. (a) In the event (i) any Lender delivers a certificate requesting compensation pursuant to Section 2.14, (ii) any Lender delivers a notice described in Section 2.15, (iii) the Borrower is required to pay any additional amount to any Lender or any Governmental Authority on account of any Lender pursuant to Section 2.20, (iv) any Lender refuses to consent to any amendment, waiver or other modification of any Loan Document requested by the Borrower that requires the consent of a greater percentage of the Lenders than the Required Lenders and such amendment, waiver or other modification is consented to by the Required Lenders or (v) any Lender becomes a Defaulting Lender, then, in each case, the Borrower may, at its sole expense and effort (including with respect to the processing and recordation fee referred to in Section 9.04(b)), upon notice to such Lender and the Administrative Agent, require such Lender to transfer and assign, without recourse (in accordance with and subject to the restrictions contained in Section 9.04), all of its interests, rights and obligations under this Agreement (or, in the case of clause (iv) or (v) above, all of its interests, rights and obligations with respect to the Class of Loans or Commitments that is the subject of the related consent, amendment, waiver or other modification or in respect of which such Lender is a Defaulting Lender, as the case may be) to an Eligible Assignee that shall assume such assigned obligations and, with respect to clause (iv) above, shall consent to such requested amendment, waiver or other modification of any Loan Document (which Eligible Assignee may be another Lender, if a Lender accepts such assignment); provided that (x) such assignment shall not conflict with any law, rule or regulation or order of any court or other Governmental Authority having jurisdiction, (y) the Borrower shall have received the prior written consent of the Administrative Agent, which consents shall not unreasonably be withheld or delayed, and (z) the Borrower or such Eligible Assignee shall have paid to the affected Lender in immediately available funds an amount equal to the sum of the principal of and interest accrued to the date of such payment on the outstanding Loans of such Lender plus all other amounts accrued for the account of such Lender hereunder with respect thereto (including any amounts under Sections 2.14 and 2.16); provided further that, if prior to any such transfer and assignment the circumstances or event that resulted in such Lender’s claim for compensation under Section 2.14, notice under Section 2.15 or the amounts paid pursuant to Section 2.20, as the case may be, cease to cause such Lender to suffer increased costs or reductions in amounts received or receivable or reduction in return on capital, or cease to have the consequences specified in Section 2.15, or cease to result in amounts being payable under Section 2.20, as the case may be (including as a result of any action taken by such Lender pursuant to paragraph (b) below), or if such Lender shall waive its right to claim further compensation under Section 2.14 in respect of such circumstances or event or shall withdraw its notice under Section 2.15 or shall waive its right to further payments under Section 2.20 in respect of such circumstances or event or shall consent to the proposed amendment, waiver, consent or other modification or shall cease to be a Defaulting Lender, as the case may be, then such Lender shall not thereafter be required to make any such transfer and assignment hereunder. Each Lender hereby grants to the Administrative Agent an irrevocable power of attorney (which power is coupled with an interest) to execute and deliver, on behalf of such Lender as assignor, any Assignment and Acceptance necessary to effectuate any assignment of such Lender’s interests hereunder in the circumstances contemplated by this Section 2.21(a).

(b)    If (i) any Lender shall request compensation under Section 2.14, (ii) any Lender delivers a notice described in Section 2.15 or (iii) the Borrower is required to pay any additional amount to any Lender or any Governmental Authority on account of any Lender, pursuant to Section 2.20, then such Lender shall use reasonable efforts (which shall not require such Lender to incur an unreimbursed loss or unreimbursed cost or expense or otherwise take any action inconsistent with its internal policies or legal or regulatory restrictions or suffer any disadvantage or burden deemed by it to be significant) (x) to file any certificate or document reasonably requested in writing by the Borrower or (y) to assign its rights and delegate and transfer its obligations hereunder to another of its offices, branches or affiliates, if such filing or assignment would reduce its claims for compensation under Section 2.14 or enable it to withdraw its notice pursuant to Section 2.15 or would reduce amounts payable pursuant to Section 2.20, as the case may be, in the future. The Borrower hereby agrees to pay all reasonable costs and expenses incurred by any Lender in connection with any such filing or assignment, delegation and transfer.

SECTION 2.22    Priority and Liens. (a) Each of the Loan Parties hereby covenants and agrees that upon the entry of, and subject to, an Interim Order (and when applicable, the Final Order) and subject to the Carve Out in all respects, the Obligations: (i) pursuant to Section 364(c)(1) of the Bankruptcy Code, shall at all times constitute allowed DIP Superpriority Claims in the Cases, which DIP Superpriority Claims in respect of the Credit Facility shall rank pari passu with each other; (ii) pursuant to Section 364(c)(2) of the Bankruptcy Code, shall at all times be secured by a valid, binding, continuing, enforceable perfected first priority Lien (subject to the terms of the Guarantee and Collateral Agreement and the Orders but which will, in any event, be subject to the Carve Out) on (x) the DIP Proceeds Account (including all cash and cash equivalents held therein, and proceeds disbursed in contravention of this Agreement) and (y) Avoidance Actions, and the proceeds of Avoidance Actions that, in the case of this clause (y), are not subject to valid, perfected and non-avoidable pre-petition Liens (this clause (ii), the “DIP Priority Collateral”); and (iii) pursuant to Section 364(c)(3) of the Bankruptcy Code, shall be secured by a valid, binding, continuing, enforceable perfected junior Lien upon all Collateral (as defined in the Prepetition Credit Agreements), other than Excluded Assets, to the extent such Collateral is subject to a valid, perfected and non-avoidable Lien securing the Prepetition Credit Agreements (the assets described in clauses (ii) and (iii) above, the “DIP Collateral”).

(b)    The relative priorities of the Liens described in this Section 2.22 with respect to the DIP Collateral shall be as set forth in the Interim Order (and, when entered, the Final Order) and the Guarantee and Collateral Agreement. In accordance with the Interim Order (or, once entered, the Final Order), all of the Liens described in this Section 2.22 shall be effective and perfected upon entry of the Interim Order, without the necessity of the execution, recordation of filings by the Debtors of security agreements, control agreements, pledge agreements, financing statements or other similar documents, or the possession or control by the Administrative Agent or Collateral Agent, as applicable, of, or over, any DIP Collateral, as set forth in the Interim Order.

(c)    Each Loan Party that is a Debtor hereby confirms and acknowledges that, pursuant to the Interim Order (and, when entered, the Final Order), the Liens in favor of the Collateral Agent on behalf of and for the benefit of the Secured Parties in all of the DIP Collateral, but in any case, excluding any Excluded Assets (but including Avoidance Actions and the proceeds of Avoidance Actions), which includes, without limitation, all of such Debtor’s real estate assets (other than Excluded Assets), now existing or hereafter acquired, shall be created and perfected without the recordation or filing in any land records or filing offices of any mortgage, assignment or similar instrument.

SECTION 2.23    No Discharge; Survival of Claims. Each of the Loan Parties agrees that prior to Payment in Full of the Obligations and termination of the Commitments, (a) its obligations under the Loan Documents shall not be discharged by the entry of an order confirming a Reorganization Plan (and each of the Loan Parties, pursuant to Section 1141(d)(4) of the Bankruptcy Code, hereby waives any such discharge) and (b) the DIP Superpriority Claims granted to the Agents and the Lenders pursuant to the Orders and the Liens granted to the Agents and the Lenders pursuant to the Orders shall not be affected in any manner by the entry of an order confirming a Reorganization Plan.

SECTION 2.24    Payment of Obligations. Upon the maturity (whether by acceleration or otherwise) of any of the Obligations of the Loan Parties under this Agreement or any of the other Loan Documents, the Administrative Agent and the Lenders shall be entitled to immediate payment of such Obligations without further application to or order of the Bankruptcy Court.

SECTION 2.25    Release. Each of the Borrower and the Subsidiary Guarantors hereby acknowledge that the Borrower, the Subsidiary Guarantors and any of their Subsidiaries have no defense, counterclaim, offset, recoupment, claim or demand of any kind or nature whatsoever that can be asserted to reduce or eliminate all of any part of the Borrower’s, the Subsidiary Guarantors’ or their respective Subsidiaries’ liability to repay the Secured Parties as provided in this Agreement or to seek affirmative relief or damages of any kind or nature from any Secured Party. The Borrower and the Subsidiary Guarantors, each in their own right and on behalf of their bankruptcy estates, and on behalf of all their successors, assigns, Subsidiaries and any Affiliates and any person acting for and on behalf of, or claiming through them, (collectively, the “Releasing Parties”), hereby fully, finally and forever release and discharge the Agents and Lenders and all of Agents’, Lenders’, and the other Secured Parties’ officers, directors, servants, agents, attorneys, assigns, heirs, parents, subsidiaries, and each person acting for or on behalf of any of them, each solely in their capacity as such (collectively, the “Released DIP Parties”) of and from any and all actions, causes of action, demands, suits, claims, liabilities, Liens, lawsuits, adverse consequences, amounts paid in settlement, costs, damages, debts, deficiencies, diminution in value, disbursements, expenses, losses and other obligations of any kind or nature whatsoever, in each case, existing at the time of entry of the Interim Order, whether in law, equity or otherwise (including, without limitation, those arising under sections 541 through 550 of the Bankruptcy Code and interest or other carrying costs, penalties, legal, accounting and other professional fees and expenses, and incidental, consequential and punitive damages payable to third parties), directly or indirectly arising out of, connected with or relating to this Agreement, the Interim Order, the Final Order and the transactions contemplated hereby, and all other agreements, certificates, instruments and other documents and statements (whether written or oral) related to any of the foregoing provided, however, that the Loan Parties do not release, discharge or acquit any Released DIP Party from its obligations specifically set forth in this Agreement.

ARTICLE III

Representations and Warranties

Each Loan Party represents and warrants to the Administrative Agent, the Collateral Agent and each of the Lenders that:

SECTION 3.01    Organization; Powers. Each of the Loan Parties (a) is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization, except, with respect to Loan Parties other than the Borrower, to the extent that the failure of such Loan Parties to be in good standing could not reasonably be expected to have a Material Adverse Effect, (b) subject to the entry and the terms of the Orders and other orders of the Bankruptcy Court, as applicable, has all requisite power and authority to own its property and assets and to carry on its business as now conducted and as proposed to be conducted, except to the extent that the failure to possess such power and authority could not reasonably be expected to result in a Material Adverse Effect, (c) is qualified to do business in, and is in good standing in, every jurisdiction where such qualification is required, except where the failure so to qualify could not reasonably be expected to result in a Material Adverse Effect, and (d) has the power and authority to, subject to the entry of the Orders and subject to the terms thereof, execute, deliver and perform its obligations under each of the Loan Documents and each other agreement or instrument contemplated thereby to which it is or will be a party and, in the case of the Borrower, to borrow hereunder.

SECTION 3.02    Authorization. Subject to the entry of the Orders and subject to the terms thereof, the execution, delivery and performance by the Loan Parties of the Loan Documents to which they are a party and the making of the Borrowings hereunder have been duly authorized by all requisite corporate and, if required, stockholder action. Subject to the entry of the Orders and subject to the terms thereof, the execution, delivery and performance by the Loan Parties of the Loan Documents to which they are a party nor the consummation of the transactions contemplated by the Loan Documents will (a) will not (i) violate (A) any provision of law, statute, rule or regulation, or of the certificate or articles of incorporation or other constitutive documents or by-laws of the Borrower or any Subsidiary, (B) any order of any Governmental Authority or (C) any provision of any indenture, agreement or other instrument to which the Borrower or any Subsidiary is a party or by which any of them or any of their property is or may be bound, except as could not reasonably be expected to result in a Material Adverse Effect, (ii) be in conflict with, result in a breach of or constitute (alone or with notice or lapse of time or both) a default under, or give rise to any right to accelerate or to require the prepayment, repurchase or redemption of any obligation under any such indenture, agreement or other instrument, except as could not reasonably be expected to result in a Material Adverse Effect or (iii) except to the extent arising under the documents governing the Prepetition Debt, result in the creation or imposition of any Lien upon or with respect to any property or assets now owned or hereafter acquired by the Borrower or any Subsidiary.

SECTION 3.03    Enforceability. Subject to the entry of the Orders and subject to the terms thereof, this Agreement has been duly executed and delivered by the Borrower and constitutes, and each other Loan Document constitutes, a legal, valid and binding obligation of the Borrower enforceable against it in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, or similar laws affecting creditors’ rights generally (other than in the case of each Loan Party that is a Debtor) and by general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law).

SECTION 3.04    Governmental Approvals. Subject to the entry of the Orders and subject to the terms thereof, no action, consent or approval of, registration or filing with or any other action by any Governmental Authority is or will be required in connection with the execution, delivery and performance by the Loan Parties of the Loan Documents to which they are a party and the making of the Borrowings hereunder, except for (a) the filing of Uniform Commercial Code financing statements and filings with the United States Patent and Trademark Office and the United States Copyright Office, (b) recordation of filings and recordings in respect of Liens created pursuant to the Security Documents, (c) such as have been made or obtained and are in full force and effect and (d) such actions, consents, approvals, registrations or filings which the failure to obtain or make could not reasonably be expected to result in a Material Adverse Effect.

SECTION 3.05    Financial Statements. The Borrower has heretofore furnished to the Lenders its consolidated balance sheets and related statements of income, stockholders’ equity and cash flows of the Borrower (i) as of and for the fiscal year ended December 31, 2018, audited by and accompanied by the opinion of Deloitte & Touche LLP, independent public accountant, and (ii) as of and for each fiscal quarter of the Borrower thereafter ended on or prior to September 30, 2019. Such financial statements present fairly in all material respects the financial condition and results of operations and cash flows of the Borrower and its consolidated subsidiaries as of such dates and for such periods. Such balance sheets and the notes thereto disclose all material liabilities, direct or contingent, of the Borrower and its consolidated subsidiaries as of the dates thereof in accordance with GAAP in all material respects. Such financial statements were prepared in accordance with GAAP applied on a consistent basis in all material respects, subject, in the case of unaudited financial statements, to year-end audit adjustments and the absence of footnotes.

SECTION 3.06    No Material Adverse Change. There has been no Material Adverse Effect since the Petition Date.

SECTION 3.07    Title to Properties; Possession Under Leases. Each of the Borrower and the Subsidiaries has good and marketable title to, or valid leasehold interests in, or a right to use, all its properties and assets (including all Material Real Property), except for minor defects in title that do not interfere with its ability to conduct its business as currently conducted or to utilize such properties and assets for their intended purposes and except where the failure to have such title or other interest could not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect. All such properties and assets are free and clear of Liens, other than Liens expressly permitted by Section 6.02.

SECTION 3.08    Subsidiaries. Schedule 3.08 sets forth as of the Closing Date a list of all Subsidiaries and the percentage ownership interest of the Borrower therein. The shares of capital stock or other ownership interests so indicated on Schedule 3.08 are, in the case of corporations, fully paid and non-assessable and are owned by the Borrower, directly or indirectly, free and clear of all Liens (other than (i) Liens created under the Security Documents, (ii) Liens granted to secure the Prepetition Debt, (iii) those created pursuant to the Interim Order and (iv) any nonconsensual Lien that is permitted pursuant to Section 6.02).

SECTION 3.09    Litigation; Compliance with Laws. (a) Except for the Cases and as disclosed in the periodic and other reports, proxy statements and other materials filed by the Borrower or any Subsidiary with the SEC prior to the Closing Date, there are no actions, suits or proceedings at law or in equity or by or before any Governmental Authority now pending or, to the knowledge of the Borrower through receipt of written notice or proceeding, threatened against or affecting the Borrower or any Subsidiary or any business, property or rights of any such person as to which there is a reasonable possibility of an adverse determination and that, if adversely determined, could reasonably be expected, individually or in the aggregate, to result in a Material Adverse Effect.

(b)    Neither the Borrower nor any of the Subsidiaries nor any of their respective material properties or assets is in violation of, nor will the continued operation of their material properties and assets as currently conducted violate, any law, rule or regulation (including any occupational safety and health, health care, pension, certificate of need, Medicare, Medicaid, insurance fraud or similar law, zoning, building, Environmental Law, ordinance, code or approval or any building permits), or is in default with respect to any judgment, writ, injunction, decree or order of any Governmental Authority, where such violation or default could reasonably be expected to result in a Material Adverse Effect.

SECTION 3.10    Reserved.

SECTION 3.11 Federal Reserve Regulations. (a) Neither the Borrower nor any of the Subsidiaries is engaged principally, or as one of its important activities, in the business of extending credit for the purpose of buying or carrying Margin Stock.

(b)    No part of the proceeds of any Loan will be used, whether directly or indirectly, and whether immediately, incidentally or ultimately, for any purpose that entails a violation of, or that is inconsistent with, the provisions of the Regulations of the Board, including Regulation T, U or X.

SECTION 3.12    Investment Company Act. Neither the Borrower nor any Subsidiary is an “investment company” as defined in, or subject to regulation under, the Investment Company Act of 1940.

SECTION 3.13    Use of Proceeds. The Borrower will use the proceeds of the Loans for (i) working capital and general corporate purposes of the Loan Parties and their Subsidiaries, (ii) to pay obligations arising from or related to the Carve Out, (iii) to pay professional fees in connection with the Cases, (iv) to make adequate protection payments and (v) to pay fees and expenses incurred in connection with the transactions contemplated by this Agreement; provided that, for the avoidance of doubt, it is acknowledged and agreed that the use of proceeds of the Loans shall be subject to and consistent with the Initial Budget or the then-Approved DIP Budget, as the case may be (subject to any permitted variance).

SECTION 3.14    Tax Returns. The Borrower and each of the Subsidiaries has filed or caused to be filed, or has timely requested an extension to file or has received an approved extension to file, all Federal, state, local and foreign Tax returns or materials that to the Borrower’s best knowledge are required to have been filed by it and has paid or caused to be paid all Taxes due and payable by it and all assessments received by it, except Taxes the payment of which are stayed by the Cases and except Taxes that are being contested in good faith by appropriate proceedings and for which the Borrower or such Subsidiary, as applicable, shall have set aside on its books reserves in accordance with GAAP and except any such filings or Taxes, fees or charges, the failure of which to make or pay, could not reasonably be expected to have a Material Adverse Effect.

SECTION 3.15    No Material Misstatements. None of the written information, report, financial statement, exhibit or schedule (other than estimates and information of a general economic or general industry nature) heretofore or contemporaneously furnished by or on behalf of the Borrower to the Agents or any Lender in connection with the negotiation of any Loan Document or included therein or delivered pursuant thereto, when furnished and taken as a whole, contained, contains or will contain any material misstatement of fact or omitted, omits or will omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were, are or will be made, not materially misleading in light of the circumstances under which such statements were made; provided that to the extent any such information, report, financial statement, exhibit or schedule was based upon or constitutes a forecast or projection, the Borrower represents only that it acted in good faith and utilized assumptions that the Borrower believed to be reasonable at the time made.

SECTION 3.16    Employee Benefit Plans. Each of the Borrower and its ERISA Affiliates is in compliance in all material respects with the applicable provisions of ERISA and the Code and the regulations and published interpretations thereunder. No ERISA Event has occurred or is reasonably expected to occur that, when taken together with all other such ERISA Events, could reasonably be expected to result in a Material Adverse Effect. The present value of all benefit liabilities under each Employee Benefit Plan (based on the assumptions used for purposes of Statement of Financial Accounting Standards Board Accounting Standards Codification Topic 715) did not, as of the last annual valuation date applicable thereto, exceed the fair market value of the assets of such Plan in such amount that could reasonably be expected to result in a Material Adverse Effect, and the present value of all benefit liabilities of all underfunded Plans (based on the assumptions used for purposes of Financial Accounting Standards Board Accounting Standards Codification Topic 715) did not, as of the last annual valuation dates applicable thereto, exceed the fair market value of the assets of all such underfunded Plans in such amount that could reasonably be expected to result in a Material Adverse Effect.

SECTION 3.17    Environmental Matters. Except with respect to any matters that, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect, neither the Borrower nor any of the Subsidiaries (i) has failed to comply with any Environmental Law or to obtain, maintain or comply with any permit, license or other approval required under any Environmental Law, (ii) has become subject to any Environmental Liability, (iii) has received notice of any claim with respect to any Environmental Liability or (iv) knows of any basis for any Environmental Liability.

SECTION 3.18    Insurance. Schedule 3.18 sets forth a true, complete and correct description, in all material respects, of all insurance maintained by the Borrower for itself or the Subsidiaries as of the Closing Date. As of the Closing Date, such insurance is in full force and effect and all premiums have been duly paid. The Borrower and the Subsidiaries have insurance in such amounts and covering such risks and liabilities as are in accordance with normal industry practice.

SECTION 3.19    Security Documents. Subject to the entry of the Orders and subject to the terms thereof the provisions of the Orders, this Agreement and the Guarantee and Collateral Agreement create in favor of the Collateral Agent, for the benefit of the Secured Parties, a legal, valid and enforceable security interest in the DIP Collateral, and upon entry of the Orders, the Lien created under the Orders, this Agreement and the Guarantee and Collateral Agreement will constitute a fully perfected Lien on, and security interest in, all right, title and interest of the Loan Parties in such DIP Collateral, enforceable (except as enforceability may be limited by bankruptcy, insolvency, fraudulent conveyance or similar laws affecting creditors’ rights generally and general principles of equity (regardless of whether the application of such principles is considered in a proceeding in equity or at law)) against the applicable Loan Party and all third parties, and having priority over all other Liens on the DIP Collateral except as contemplated by the Orders.

SECTION 3.20    Location of Real Property and Leased Premises. (a) Schedule 1.01(c) lists completely and correctly as of the Closing Date all Hospitals owned by the Borrower and the Subsidiaries and the addresses thereof. The Borrower and the Subsidiaries own in fee all the real property set forth on Schedule 1.01(c).

(b)    Schedule 1.01(c) lists completely and correctly as of the Closing Date all Hospitals leased by the Borrower and the Subsidiaries and the addresses thereof. The Borrower and the Subsidiaries have valid leases in all the real property set forth on Schedule 1.01(c).

SECTION 3.21    Labor Matters. Except as set forth on Schedule 3.21, as of the Closing Date, there are no strikes, lockouts or slowdowns against the Borrower or any Subsidiary pending or, to the knowledge of the Borrower by delivery of written notice or proceeding, threatened. The consummation of the transactions contemplated by this Agreement will not give rise to any right of termination or right of renegotiation on the part of any union under any collective bargaining agreement to which the Borrower or any Subsidiary is bound. Except as set forth on Schedule 3.21, as of the Closing Date, neither the Borrower nor any Subsidiary is a party to any collective bargaining agreement or other labor contract applicable to persons employed by it at any Facility.

SECTION 3.22    Reserved.

SECTION 3.23    Sanctions; FCPA. (a) None of the Borrower, any other Loan Party or any or their subsidiaries nor, to the knowledge of the Borrower, any director, officer, agent, employee or Affiliate of the Borrower, any Loan Party or any of their subsidiaries is (i) a person on the list of “Specially Designated Nationals and Blocked Persons” or (ii) subject to the limitations and prohibitions or any sanctions under or administered by the Office of Foreign Assets Control of the U.S. Treasury Department (“OFAC”), the U.S. State Department or any other relevant sanctions authority to whose jurisdiction the Borrower, any Loan Party or any of their subsidiaries is subject (collectively, “Sanctions”) and each is currently in compliance with all rules and regulations promulgated by OFAC, the U.S. State Department and each other relevant Sanctions authority to whose jurisdiction the Borrower, any Loan Party or any of their subsidiaries is subject. The Borrower has implemented and maintains in effect policies and procedures designed to ensure compliance by the Borrower and its Subsidiaries and their respective directors, officer, employees and agents with Anti-Corruption Laws and Sanctions.

(b)    None of the Borrower, any other Loan Party or any or their subsidiaries nor, to the knowledge of the Borrower, any director, officer, agent, employee or Affiliate of the Borrower, any Loan Party or any of their subsidiaries has (i) used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expense relating to political activity, (ii) made any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate funds, (iii) violated or is in violation of any applicable provision of the FCPA, OFAC or any Sanctions or (iv) made any unlawful bribe, rebate, payoff, influence payment, kickback or other unlawful payment.

SECTION 3.24    DIP Budget. The Approved DIP Budget (which shall include a 13-week projection) has been prepared in good faith on the basis of the assumptions stated therein, which assumptions were believed to be reasonable at the time made, it being understood that projections as to future events are not to be viewed as facts and actual results may vary materially from such forecasts.

SECTION 3.25    Orders. The Interim Order is (and the Final Order when entered will be) effective to create in favor of the Collateral Agent, for the benefit of the Secured Parties, a legal, valid, binding and enforceable perfected security interest in the DIP Collateral without the necessity of the execution of mortgages, security agreements, pledge agreements, financing statements or other agreements or documents except to the extent set forth in such Orders.

SECTION 3.26    Status of Obligations; Perfection and Priority of Security Interests. Subject to entry of the Interim Order (and the Final Order, as applicable) the Obligations shall have the status and priority set forth in Section 2.22 and, for the avoidance of doubt, are subject to the Carve Out in all respects.

ARTICLE IV

Conditions of Lending

SECTION 4.01    All Credit Events. On the date of each Borrowing (other than a conversion or a continuation of a Borrowing) (each such event being called a “Credit Event”), the obligations of the Lenders to make any Loans hereunder are subject to the satisfaction (or waiver) of the following conditions:

(a)    The representations and warranties of the Borrower and each other Loan Party contained in Article III or any other Loan Document shall be true and correct in all material respects on and as of the date of such Credit Event; provided that, to the extent that such representations and warranties specifically refer to an earlier date, they shall be true and correct in all material respects as of such earlier date; provided, further that, any representation and warranty that is qualified as to “materiality,” “Material Adverse Effect” or similar language shall be true and correct (after giving effect to any qualification therein) in all respects on such respective dates.

(b)    The Administrative Agent shall have received a notice of such Borrowing as required by Section 2.03 (or such notice shall have been deemed given in accordance with Section 2.02).

(c)    At the time of and immediately after such Credit Event, no Default or Event of Default shall have occurred and be continuing.

(d)    The making of such Loan shall not violate any requirement of material law applicable to the Loan Parties, after giving effect to the Orders and any other order of the Bankruptcy Court entered on or prior to the date of the applicable Credit Event, and shall not be enjoined, temporarily, preliminarily or permanently.

(e)    The Administrative Agent and the Lenders shall have received the fees in the amounts previously agreed in writing by the Agents or otherwise pursuant to the Loan Documents, if any, on or prior to such date and all expenses (including the reasonable fees, disbursements and other charges of counsel to the extent payable in accordance with the terms hereof) payable by the Loan Parties for which, with respect to expenses, invoices have been presented at least one Business Day prior to such date shall have been paid, in each case subject to and in accordance with the Orders; which amounts may, at the election of the Borrower, be paid from the proceeds of the Loans funded on the date of such Borrowing unless required to be paid by the Borrower prior to such date.

Each Credit Event shall be deemed to constitute a representation and warranty by the Borrower on the date of such Credit Event as to the applicable matters specified in paragraphs (a) and (c) of this Section 4.01.

SECTION 4.02    First Credit Event. On the date of the Borrowing of the Interim Term Loans (the date such conditions are satisfied or waived, the “Closing Date”), the obligations of the Lenders to make Loans in an aggregate amount not to exceed the lesser of (x) the amount approved by the Bankruptcy Court and (y) $30,000,000 are also subject to the satisfaction (or waiver) of the following conditions:

(a)    The Administrative Agent shall have received from each party to this Agreement (i) a counterpart of this Agreement signed on behalf of each such party (including via any electronic means) or (ii) evidence satisfactory to the Administrative Agent (which may include a facsimile or other electronic imaging transmission) that such party has signed such a counterpart.

(b)    The Administrative Agent shall have received, on behalf of itself and the Lenders, a favorable written opinion of Wachtell, Lipton, Rosen & Katz, counsel for the Borrower, in each case (A) dated the Closing Date, (B) addressed to the Administrative Agent and the Lenders, and (C) in form and substance reasonably satisfactory to the Required Lenders, covering such matters customarily covered in opinions of this type as the Required Lenders shall reasonably request, and the Borrower hereby requests such counsel to deliver such opinions.

(c)    The Required Lenders shall have received the Initial Budget (which shall include the initial 13-week projections as of a date not more than five (5) Business Days prior to the Closing Date).

(d)    The Administrative Agent and the Required Lenders shall have received (i) a copy of the certificate or articles of incorporation, including all amendments thereto, of each Loan Party, certified as of a recent date by the Secretary of State of the state of its organization, and a certificate as to the good standing of each Loan Party as of a recent date, from such Secretary of State; (ii) a certificate of the Secretary or Assistant Secretary of each Loan Party dated the Closing Date and certifying (A) that attached thereto is a true and complete copy of the by-laws of such Loan Party as in effect on the Closing Date and at all times since a date prior to the date of the resolutions described in clause (B) below, (B) that attached thereto is a true and complete copy of resolutions duly adopted by the Board of Directors (or its equivalent) of such Loan Party authorizing the execution, delivery and performance of the Loan Documents to which such person is a party and, in the case of the Borrower, the borrowings hereunder, and that such resolutions have not been modified, rescinded or amended and are in full force and effect, (C) that the certificate or articles of incorporation of such Loan Party have not been amended since the date of the last amendment thereto shown on the certificate of good standing furnished pursuant to clause (i) above, and (D) as to the incumbency and specimen signature of each officer executing any Loan Document or any other document delivered in connection herewith on behalf of such Loan Party; (iii) a certificate of another officer as to the incumbency and specimen signature of the Secretary or Assistant Secretary executing the certificate pursuant to clause (ii) above; and (iv) such other documents as the Required Lenders may reasonably request.

(e)    The Administrative Agent and the Required Lenders shall have received a certificate, dated the Closing Date and signed by a Financial Officer of the Borrower, confirming compliance with the conditions precedent set forth in paragraphs (a) and (c) of Section 4.01.

(f)    Prior to or substantially simultaneously therewith, all fees, costs and expenses (including, without limitation, invoiced legal fees and expenses), in the case of costs and expenses and legal fees (but not other fees) to the extent invoiced at least two Business Days prior to the Petition Date required to be paid to the Agents and the Lenders in accordance with the terms hereof, if any, on or before the Closing Date shall have been paid in full in cash, in each case subject to and in accordance with the Interim Order.

(g)    The Guarantee and Collateral Agreement shall have been duly executed (including via any electronic means) by each Loan Party that is to be a party thereto and shall be in full force and effect on the Closing Date.

(h)    The Collateral Agent shall have received the results of a search of the Uniform Commercial Code filings (or equivalent filings) made with respect to the Loan Parties in the states (or other jurisdictions) of formation of such persons as indicated on the applicable schedules to the Guarantee and Collateral Agreement, together with copies of the financing statements (or similar documents) disclosed by such search, and accompanied by evidence satisfactory to the Collateral Agent that the Liens indicated in any such financing statement (or similar document) would be permitted under Section 6.02 or have been or will be contemporaneously released or terminated.

(i)    [reserved].

(j)    The Lenders shall have received the financial statements and opinion referred to in Section 3.05.

(k)    The Administrative Agent and the Lenders shall have received, at least five Business Days prior to the Closing Date, to the extent requested at least eight Business Days prior to the Closing Date, (i) all documentation and other information required by regulatory authorities under applicable “know your customer” and anti-money laundering rules and regulations, including the USA PATRIOT Act and (ii) if the Borrower qualified as a “legal entity customer” under the Beneficial Ownership Regulation, a customary certification regarding beneficial ownership required by the Beneficial Ownership Regulation in relation to the Borrower.

(l)    The Petition Date shall have occurred.

(m)    The Bankruptcy Court shall have entered the Interim Order in form and substance reasonably satisfactory to the Administrative Agent and the Required Lenders within five (5) Business Days after the Petition Date, it being understood that drafts approved by counsel to the Administrative Agent and the Required Lenders, on or prior to the Petition Date are reasonably satisfactory, and the Interim Order shall not have been vacated, reversed, modified, amended or stayed, in the case of any modification or amendment, in a manner that is adverse to the Lenders, without the consent of the Required Lenders (and, with respect to those provisions thereof that affect the rights, obligations, liabilities and duties of the Administrative Agent or the Collateral Agent, to the Administrative Agent or the Collateral Agent, as applicable).

(n)    All First Day Orders shall have been entered by the Bankruptcy Court and all such entered First Day Orders shall be reasonably satisfactory in form and substance to the Required Lenders, it being understood that counsel to the Required Lenders have reviewed drafts of all First Day Orders on or prior to the Petition Date and all such drafts are reasonably satisfactory.

(o)    No trustee under Chapter 7 or Chapter 11 of the Bankruptcy Code or examiner with enlarged powers beyond those set forth in Section 1106(a)(3) and (4) of the Bankruptcy Code shall have been appointed in any of the Cases.

(p)    The RSA shall not have terminated and shall be in full force and effect.

(q)    The Borrower and its Subsidiaries shall have no outstanding Indebtedness other than Indebtedness permitted under this Agreement.

(r)    The Collateral Agent, for the benefit of the Secured Parties, shall have valid and perfected Liens on all DIP Collateral, to the extent contemplated hereby, and pursuant to the other Loan Documents, including the Interim Order.

SECTION 4.03    Conditions to Borrowing on the Final Order Availability Date. After the Closing Date and the funding of the Interim Term Loan, the obligation of the Lenders to make Loans in an amount equal to the lesser of (x) the amount approved by the Bankruptcy Court and (y)(I) the Final Order Availability Amount minus (II) the aggregate principal amount of the Term Loans funded on the Closing Date, is also subject to the satisfaction (or waiver) of the following conditions precedent:

(a)    All “second day” orders approving on a final basis the relief granted under any First Day Orders shall have been entered by the Bankruptcy Court, shall be reasonably satisfactory to the Required Lenders (and, with respect to those provisions thereof that affect the rights, obligations, liabilities and duties of the Administrative Agent or the Collateral Agent, to the Administrative Agent or the Collateral Agent, as applicable), shall be in full force and effect, shall not have been vacated or reversed, shall not be subject to a stay and shall not have been modified or amended other than as reasonably acceptable to the Required Lenders (and, with respect to those provisions thereof that affect the rights, obligations, liabilities and duties of the Administrative Agent or the Collateral Agent, to the Administrative Agent or the Collateral Agent, as applicable).

(b)    The Collateral Agent, for the benefit of the Secured Parties, shall have valid and perfected Liens on all DIP Collateral, to the extent contemplated hereby, and pursuant to the other Loan Documents, including the Orders.

(c)    The Administrative Agent shall have received a certificate, dated as of the Final Order Availability Date and signed by a Financial Officer of the Borrower, confirming compliance with the conditions precedent set forth in paragraphs (a) and (c) of Section 4.01.

SECTION 4.04    Conditions to Borrowing on the Full Availability Date. After the Final Order Availability Date and the funding of the Final Order Term Loan, the obligation of the Lenders to make any Loans in an amount equal to the lesser of (x) the amount approved by the Bankruptcy Court and (y) its remaining Term Loan Commitment, is also subject to the satisfaction (or waiver) of the following conditions precedent:

(a)    Either (A) the amount of unrestricted cash on the balance sheet of the Borrower and its subsidiaries as of the last day of any week plus the receipts set forth in the Approved Budget for the following week is less than the amount of the aggregate disbursements set forth in the Approved Budget for the following week or (B) the Required Lenders otherwise agree to fund the Full Availability Term Loan in their reasonable discretion.

(b)    The Collateral Agent, for the benefit of the Secured Parties, shall have valid and perfected Liens on all DIP Collateral, to the extent contemplated hereby, and pursuant to the other Loan Documents, including the Orders.

(c)    The Administrative Agent shall have received a certificate, dated as of the Full Availability Date and signed by a Financial Officer of the Borrower, confirming compliance with the conditions precedent set forth in paragraph (a) of this Section 4.04 and paragraphs (a) and (c) of Section 4.01.

ARTICLE V

Affirmative Covenants

The Borrower covenants and agrees with each Lender that so long as this Agreement shall remain in effect and until the Commitments have been terminated and the principal of and interest on each Loan and all fees and all other expenses or amounts payable under any Loan Document shall have been paid in full, unless the Required Lenders shall otherwise consent in writing, the Borrower will, and will cause (i) in the case of Sections 5.01 and 5.02, each of the Material Subsidiaries, and (ii) in the case of Sections 5.03 through 5.14, each of the Subsidiaries to:

SECTION 5.01    Existence; Compliance with Laws; Businesses and Properties. (a) Do or cause to be done all things necessary to preserve, renew and keep in full force and effect its legal existence, except as otherwise expressly permitted under Section 6.05.

(b)    (i) Do or cause to be done all things necessary to obtain, preserve, renew, extend and keep in full force and effect the rights, licenses, permits, franchises and authorizations material to the conduct of its business, except as could not reasonably be expected to have a Material Adverse Effect; (ii) except as otherwise excused by the Bankruptcy Code with respect to any Loan Party that is a Debtor, comply in all material respects with all applicable laws, rules, regulations and decrees and orders of any Governmental Authority, whether now in effect or hereafter enacted, except as could not reasonably be expected to have a Material Adverse Effect; and (iii) at all times maintain and preserve all tangible property material to the conduct of such business and keep such property in good repair, working order and condition (subject to ordinary wear and tear, casualty and condemnation) and from time to time make, or cause to be made, all needful and proper repairs, renewals, additions, improvements and replacements thereto necessary in order that the business carried on in connection therewith may be properly conducted at all times, except as could not reasonably be expected to have a Material Adverse Effect.

(c)    Comply with each Separation Document to which it is party, except if the failure to comply therewith could not reasonably be expected to have a Material Adverse Effect.

SECTION 5.02    Insurance. (a) Maintain with financially sound and reputable insurers insurance, to such extent and against such risks, including fire and other risks insured against by extended coverage, as is customary with companies in the same or similar businesses operating in the same or similar locations, including hospital liability (which shall include general liability, medical professional liability, contractual liability and druggists’ liability), workers’ compensation, employers’ liability, automobile liability and physical damage coverage, environmental impairment liability, all risk property, business interruption, fidelity and crime insurance and public liability insurance against claims for personal injury or death or property damage occurring upon, in, about or in connection with the use of any properties owned, occupied or controlled by it; provided that the Borrower may implement programs of self -insurance in the ordinary course of business and in accordance with industry standards for a company of similar size so long as reserves are maintained in accordance with GAAP for the liabilities associated therewith.

(b)    Within sixty (60) days after the Closing Date (or such later date as the Administrative Agent at the direction of the Required Lenders may reasonably agree), cause all casualty and property policies covering any DIP Collateral to name the Collateral Agent as lender loss payee or mortgagee, and/or additional insured, and each provider of any such insurance shall agree, by endorsement upon such policies issued by it, that it will give the Collateral Agent thirty (30) days prior written notice before any such policy or policies shall be altered or canceled.

(c)    If at any time the area in which real property constituting DIP Collateral is located is designated a “flood hazard area” in any Flood Insurance Rate Map published by the Federal Emergency Management Agency (or any successor agency), obtain flood insurance in such total amount as the Administrative Agent, the Collateral Agent or the Required Lenders may from time to time require, and otherwise comply with the National Flood Insurance Program as set forth in the Flood Disaster Protection Act of 1973, as it may be amended from time to time.

SECTION 5.03    Obligations and Taxes. Pay and discharge promptly when due all Taxes, assessments and governmental charges or levies imposed upon it or upon its income or profits or in respect of its property, before the same shall become delinquent, as well as all lawful claims for labor, materials and supplies or otherwise that, if unpaid, could reasonably be expected to give rise to a Lien upon such properties or any part thereof (in the case of any such person that is a Debtor, solely to the extent arising after the Petition Date); provided, however, that such payment and discharge shall not be required with respect to any such Tax, assessment, charge, levy or claim so long as (i) the validity or amount thereof shall be contested in good faith by appropriate proceedings and the Borrower shall have set aside on its books adequate reserves with respect thereto in accordance with GAAP or (ii) the failure to pay and discharge such Tax, assessment, charge, levy or claim could not reasonably be expected to have a Material Adverse Effect.

SECTION 5.04    Financial Statements, Reports, etc. In the case of the Borrower, furnish to the Administrative Agent, which shall furnish to each Lender (or in the case of clauses (c), (d), (e) and (f) below, to the Lender Financial Advisor):

(a)    [reserved];

(b)    within the time periods specified for filing quarterly reports on Form 10-Q, or any successor or comparable form, filed with the SEC, after the end of each of the first three fiscal quarters of each fiscal year (commencing with the fiscal quarter ending March 31, 2020), all information that would be required to be contained in a quarterly report on Form 10-Q, or any successor or comparable form, filed with the SEC;

(c)    within twenty-one (21) days after the end of each fiscal month (commencing with the fiscal month ending on March 31, 2020), the Borrower shall deliver to the Administrative Agent and the Lenders a report setting forth, for the most recently ended calendar month, (i) a computation of same-facility adjusted EBITDA of the Debtors determined in a manner consistent with past practice, (ii) a profit and loss statement and (iii) certain key performance indicators relating to the Borrower’s revenue cycle management, and in the case of each of clauses (i), (ii) and (iii), in comparative form to the prior period.

(d)    on or before 12:00 p.m. New York City time on the Wednesday of each fourth (4th) calendar week following the week in which the Petition Date occurs, the Loan Parties shall deliver to the Administrative Agent and the Lenders a supplement to the Approved DIP Budget covering the 13-week period that commences with the beginning of the week in which the supplemental budget is required to be delivered, consistent with the form and level of detail set forth in the Initial Budget and otherwise in form and substance reasonably acceptable to the Initial DIP Lenders or Required Lenders in their reasonable discretion (each such supplemental budget, an “Updated Budget”). Upon (and subject to) the approval of any such Updated Budget by the Initial DIP Lenders or Required Lenders in their reasonable discretion, such Updated Budget shall constitute the then-approved Approved DIP Budget, effective as of the beginning of the week in which it was delivered; provided that unless and until the Initial DIP Lenders or Required Lenders approve such supplemental budget in their reasonable discretion, the then-current Approved DIP Budget shall remain in effect;

(e)    On or before 12:00 p.m. New York City time on the Thursday of each complete calendar week ending after the Petition Date, the Loan Parties shall deliver to the Administrative Agent and the Lenders a report setting forth (i) adjusted admissions (with a comparison to the prior fiscal year), (ii) surgeries (with a comparison to the prior fiscal year), and (iii) cash collections per day (with a comparison to the prior fiscal year and prior fiscal month);

(f)    By no later than 12:00 p.m. New York City time on the Thursday of each calendar week following the first complete week after the Petition Date occurs, the Debtors shall deliver to the Administrative Agent and the Lenders (and their advisors) a line-item by line-item report setting forth for each line item in the Approved DIP Budget, in reasonable detail, the actual receipts and operating disbursements (including any professional fees) for each such line item for the prior week (or, in the case of the first such report, for the prior two weeks).

(g)    By no later than 12:00 p.m. New York City time on the Thursday of each fourth (4th) calendar week following the week in which the Petition Date occurs (each such Thursday, a “Variance Report Date”), the Debtors shall deliver to the Administrative Agent and the Lenders (and their advisors) a line-item by line-item variance report (each, a “Variance Report”) setting forth, in reasonable detail, (x) any differences between actual receipts and operating disbursements (for the avoidance of doubt, excluding any professional fees) for each such line item for the Variance Testing Period versus projected receipts and operating disbursements set forth in the Approved DIP Budget (as in effect at the beginning of such Variance Testing Period) for each such line item for such Variance Testing Period and on a cumulative basis for the period from beginning of the week in which the Petition Date occurs through the end of such Variance Testing Period (such cumulative report to be prepared by aggregating the variances set forth in each Variance Report) and (y) the computations necessary to determine compliance with Section 6.12, together with a statement from the Borrower’s chief financial officer certifying the information contained in the report. The Variance Report shall also provide a reasonably detailed explanation for any variance in such Variance Report in excess of 10.0% in actual receipts or operating disbursements for each such line item during the Variance Testing Period as compared to projections for such line items during the Variance Testing Period as set forth in the Approved DIP Budget (as in effect at the beginning of such Variance Testing Period).

(h)    promptly after the same become publicly available, copies of all periodic and other reports, proxy statements and other materials filed by the Borrower or any Subsidiary with the SEC, or with any national securities exchange, or distributed to its shareholders, as the case may be;

(i)    promptly after the request by the Administrative Agent or any Lender (made through the Administrative Agent), all documentation and other information that such Lender reasonably requests in order to comply with its ongoing obligations under applicable “know your customer” and anti-money laundering rules and regulations, including the USA PATRIOT Act and the Beneficial Ownership Regulation;

(j)    promptly after the request by the Administrative Agent or any Lender, copies of (i) any documents described in Section 101(k)(1) of ERISA that the Borrower or any of its ERISA Affiliates may request with respect to any Multiemployer Plan and (ii) any notices described in Section 101(l)(1) of ERISA that the Borrower or any of its ERISA Affiliates may request with respect to any Multiemployer Plan; provided that if the Borrower or any of its ERISA Affiliates has not requested such documents or notices from the administrator or sponsor of the applicable Multiemployer Plan, the Borrower or the applicable ERISA Affiliate shall promptly make a request for such documents or notices from such administrator or sponsor and shall provide copies of such documents and notices promptly after receipt thereof; and

(k)    promptly, from time to time, such other information regarding the operations, business affairs and financial condition of the Borrower or any Subsidiary, or compliance with the terms of any Loan Document, as the Agents may reasonably request (on behalf of any Lender).

SECTION 5.05    Litigation and Other Notices. Furnish to the Administrative Agent and each Lender, promptly after obtaining knowledge thereof, written notice of the following:

(a)    any Event of Default or Default, specifying the nature and extent thereof and the corrective action (if any) taken or proposed to be taken with respect thereto;

(b)    the filing or commencement of, or any threat or notice of intention of any person to file or commence, any action, suit or proceeding, whether at law or in equity or by or before any Governmental Authority (other than the Cases), against the Borrower or any Subsidiary that could reasonably be expected to result in a Material Adverse Effect; and

(c)    any event or occurrence that has resulted in, or could reasonably be expected to result in, a Material Adverse Effect.

SECTION 5.06    Information Regarding Collateral. Furnish to the Administrative Agent prompt written notice of any change (i) in any Loan Party’s corporate name, (ii) in any Loan Party’s jurisdiction of organization or formation, (iii) in any Loan Party’s identity or corporate structure or (iv) in any Loan Party’s Federal Taxpayer Identification Number. The Borrower agrees not to effect or permit any change referred to in the preceding sentence unless required in order for the Collateral Agent to continue at all times following such change to have a valid, legal and perfected security interest in all the DIP Collateral. The Borrower also agrees promptly to notify the Agents if any material portion of the DIP Collateral is damaged or destroyed.

SECTION 5.07    Maintaining Records; Access to Properties and Inspections. Keep books of record and account in which full, true and correct entries in all material respects are made of all dealings and transactions in relation to its business and activities which permit financial statements to be prepared in conformity with GAAP and all requirements of law. Each Loan Party will, and will cause each of its subsidiaries to, permit any representatives designated by the Administrative Agent or the Required Lenders to visit and inspect the financial records and the properties of such person at reasonable times and as often as reasonably requested upon reasonable notice and to make extracts from and copies of such financial records (in each case excluding patient medical records and any other material which is confidential pursuant to any laws, rules, regulations and decrees and orders of any Governmental Authority) and permit any representatives designated by the Administrative Agent or the Required Lenders to discuss the affairs, finances and condition of such person with the officers thereof and independent accountants therefor (with a senior officer of the Borrower present); provided that, excluding any such visits and inspections during the continuation of an Event of Default, only one such visit during any fiscal year shall be at the Borrower’s expense.

SECTION 5.08    Use of Proceeds. Use the proceeds of the Loans only for the purposes specified in Section 3.13 hereof. The Borrower will not directly or indirectly use the proceeds of the Loans or otherwise make available such proceeds to any person for the purpose of financing the activities of any person currently subject to any Sanctions. The Borrower will not directly or indirectly use the proceeds of the Loans or otherwise make available such proceeds to any person in any country, territory or region that is subject to, or the target of, any Sanctions. No part of the proceeds of the Loans shall be used directly or indirectly by the Borrower in violation of the FCPA or any similar laws, rules or regulations issued, administered or enforced by any Governmental Authority to whose jurisdiction the Borrower or any Subsidiary is subject (including, if so applicable, the United Kingdom Bribery Act of 2010, as amended) (collectively, the “Anti-Corruption Laws”) or in any manner that would result in a violation of any Sanctions by any party to this Agreement.

SECTION 5.09    Employee Benefits. (a) Comply in all material respects with the applicable provisions of ERISA and the Code, except as would not reasonably be expected to have a Material Adverse Effect, and (b) furnish to the Administrative Agent as soon as possible after, and in any event within ten days after any Responsible Officer of the Borrower or any ERISA Affiliate knows or has reason to know that, any ERISA Event has occurred that, alone or together with any other ERISA Event could reasonably be expected to result in liability of the Borrower or any ERISA Affiliate in an aggregate amount exceeding $10,000,000, a statement of a Financial Officer of the Borrower setting forth details as to such ERISA Event and the action, if any, that the Borrower proposes to take with respect thereto.

SECTION 5.10    Compliance with Environmental Laws. Comply, and cause all lessees and other persons occupying its properties to comply, in all material respects with all Environmental Laws applicable to its operations and properties; obtain and renew all material environmental permits necessary for its operations and properties; and promptly conduct any remedial action in accordance with Environmental Laws; provided, however, that neither the Borrower nor any Subsidiary shall be required to undertake any remedial action required by Environmental Laws to the extent that its obligation to do so is being contested in good faith and by proper proceedings and appropriate reserves are being maintained with respect to such circumstances in accordance with GAAP.

SECTION 5.11    Reserved.

SECTION 5.12    Further Assurances. (a) Execute any and all further documents, financing statements, agreements and instruments, and take all further action (including filing Uniform Commercial Code and other financing statements, mortgages and deeds of trust) that may be required under applicable law, or that the Required Lenders, the Administrative Agent or the Collateral Agent may reasonably request, in order to effectuate the transactions contemplated by the Loan Documents and in order to grant, preserve, protect and perfect the validity and priority of the security interests created or intended to be created by the Security Documents. The Borrower will cause any subsequently acquired or organized Material Subsidiary (or any Subsidiary that becomes a Material Subsidiary) to become a Loan Party by executing the Guarantee and Collateral Agreement and each applicable Security Document in favor of the Collateral Agent. In addition, except with respect to which, in the reasonable judgment of the Administrative Agent (confirmed in writing by written notice to the Borrower), the cost or other consequences (including any Tax consequence) of doing so shall be excessive in view of the benefits to be obtained by the Lenders therefrom and subject to applicable limitations set forth in the Security Documents, from time to time, the Borrower will, at its cost and expense, promptly secure the Obligations by pledging or creating, or causing to be pledged or created, perfected security interests with respect to such of its assets and properties as the Administrative Agent or the Required Lenders shall designate (it being understood that it is the intent of the parties that the Obligations shall be secured by substantially all the assets of the Borrower and the Subsidiary Guarantors (including assets acquired subsequent to the Closing Date), except this Section 5.12 shall not require the Borrower or any Subsidiary Guarantor to (i) pledge any Excluded Equity Interests, (ii) grant security interests in any Excluded Assets, (iii) deliver any certificates evidencing Equity Interests issued by Non-Significant Subsidiaries, (iv) take steps to perfect any security interest with respect to letter of credit rights and commercial tort claims (except to the extent perfected through the filing of Uniform Commercial Code financing statements) or (v) enter into or deliver security documents governed by laws of a jurisdiction other than the United States or any State thereof or the District of Columbia). Such security interests and Liens will be created under the Security Documents and other security agreements, mortgages, deeds of trust and other instruments and documents in form and substance reasonably satisfactory to the Collateral Agent, and the Borrower shall deliver or cause to be delivered to the Lenders all such instruments and documents (including legal opinions, title insurance policies and lien searches) as any Agent shall reasonably request to evidence compliance with this Section. The Borrower agrees to provide such evidence as the Collateral Agent shall reasonably request as to the perfection and priority status of each such security interest and Lien.

(b)    [reserved].

SECTION 5.13    Reserved.

SECTION 5.14    Operation of Facilities. Use commercially reasonable efforts to operate, and cause the Subsidiaries to operate, the Facilities owned, leased or operated by the Borrower or any of the Subsidiaries now or in the future in a manner believed by the Borrower to be consistent with prevailing health care industry standards in the locations where the Facilities exist from time to time, except to the extent failure to do so would not have a Material Adverse Effect.

SECTION 5.15    Anti-Corruption Laws. Each Loan Party shall (i) conduct its businesses in compliance with applicable Anti-Corruption Laws and (ii) maintain policies and procedures reasonably designed to promote and achieve compliance with such Anti-Corruption Laws.

SECTION 5.16    Management and Advisor Calls. Each Loan Party shall (a) require its financial advisors to participate in a weekly call with of the Lender Financial Advisor and (b) require its senior management to participate in a bi-weekly call with the Initial Lenders and their advisors (including the Lender Financial Advisor), in each case of clauses (a) and (b), at times to be mutually agreed and to discuss the then-Approved DIP Budget and the Variance Report and any other matters reasonably requested by the advisors or attorneys to the Initial Lenders.

SECTION 5.17    First and Second Day Orders. Cause all proposed First Day Orders and “second day orders” submitted to the Bankruptcy Court to be in accordance with and permitted by the terms of this Agreement and reasonably acceptable to the Required Lenders, it being understood and agreed that the forms of orders approved by the Required Lenders prior to the Petition Date are in accordance with and permitted by the terms of this Agreement in all respects and are reasonably acceptable.

SECTION 5.18    Milestones. Comply with all milestones set forth in Schedule 5.18 (the “Milestones”).

SECTION 5.19    Bankruptcy Notices. The Borrower will furnish to the Lender Financial Advisor, counsel to the Initial Lenders, and counsel to the Administrative Agent:

(a)    as soon as reasonably practicable in advance of, but no later than two (2) Business Days prior to the earlier of (x) filing with the Bankruptcy Court or (y) delivering to any statutory committee appointed in the Cases or the United States Trustee for the District of Delaware (the “U.S. Trustee”), as the case may be, all proposed orders and pleadings related to the Loans and the Loan Documents, any other financing or use of cash collateral, any sale or other disposition of DIP Collateral outside the ordinary course, cash management, adequate protection, any Reorganization Plan and/or any disclosure statement related thereto (except that with respect to any pleading or document for which, despite the Debtors’ best efforts, such advance notice is impracticable, the Debtors shall be required to furnish such documents as soon as reasonably practicable and in no event later than substantially concurrently with such filings or deliveries thereof, as applicable); and

(b)    by the earlier of (x) two (2) Business Days prior to being filed (and if impracticable, then as soon as possible and in no event later than as promptly practicable before being filed) on behalf of any of the Debtors with the Bankruptcy Court or (y) at the same time as such documents are provided by any of the Debtors to any statutory committee appointed in the Cases or the U.S. Trustee, all other notices, filings, motions, pleadings or other information concerning the financial condition of the Borrower or any of its Subsidiaries or any request to approve any compromise and settlement of claims or for relief under Section 363, 365, 1113 or 1114 of the Bankruptcy Code or Bankruptcy Rule 9019 or any other request for relief (to the extent not covered by Section 5.19(a) above).

SECTION 5.20    Business and Property of the Loan Parties. Unless the Administrative Agent otherwise agrees, upon the instruction of the Required Lenders, upon and after the Closing Date, no Loan Party nor any of their respective Subsidiaries proposes to engage in any business other than those businesses in which such entity is engaged on the date of this Agreement or that are reasonably related thereto and activities necessary to conduct the foregoing. On the Closing Date, subject to the entry of the Interim Order and the other First Day Orders, the Loan Parties and their Subsidiaries have good and marketable title to, valid leasehold interests in, or valid licenses or other rights to use all personal property and possess all of the rights and consents necessary for the conduct of such businesses.

SECTION 5.21    Bankruptcy Related Matters. The Borrower will and will cause each of the other Loan Parties to:

(a)    cause all proposed (i) First Day Orders, (ii) “second day” orders approving the relief granted in the First Day Orders on a final basis, (iii) orders related to or affecting the Loans and other Obligations and the Loan Documents, any other financing or use of cash collateral, any sale or other disposition of DIP Collateral outside the ordinary course, cash management, adequate protection, any Reorganization Plan and/or any disclosure statement related thereto, (iv) orders concerning the financial condition of the Borrower or any of its Subsidiaries or other Indebtedness of the Loan Parties or seeking relief under section 363, 365, 1113 or 1114 of the Bankruptcy Code or section 9019 of the Federal Rules of Bankruptcy Procedure, (v) orders authorizing additional payments to critical vendors (outside of the relief approved in the First Day Orders and “second day” orders) and (vi) orders establishing procedures for administration of the Cases or approving significant transactions submitted to the Bankruptcy Court, in each case, proposed by the Debtors to be in accordance with and permitted by the terms of this Agreement and reasonably acceptable to the Required Lenders (and (i) with respect to any provision that affects the rights, obligations, liabilities or duties of any Agent, the Administrative Agent and (ii) with respect to any orders described in clauses (i)-(vi) above, acceptable to the Required Lenders in their reasonable discretion) in all respects, it being understood and agreed that the forms of orders approved by the Required Lenders (and with respect to any provision that affects the rights, obligations, liabilities or duties of any Agent, the Administrative Agent) prior to the Petition Date are in accordance with and permitted by the terms of this Agreement and are reasonably acceptable in all respects;

(b)    comply in all material respects with each order entered by the Bankruptcy Court in connection with the Cases;

(c)    comply in a timely manner with their obligations and responsibilities as debtors in possession under the Bankruptcy Code, the Bankruptcy Rules, the Interim Order and the Final Order, as applicable, and any other order of the Bankruptcy Court; and

(d)    (i) deliver to counsel to the Required Lenders and to counsel to the Administrative Agent (to the extent practicable) promptly as soon as available but no later than two (2) Business Days prior to filing, copies of all proposed non-ministerial or administrative pleadings, motions, applications, orders, financial information and other documents (x) to be filed by or on behalf of the Loan Parties with the Bankruptcy Court in the Cases, or (y) distributed by or on behalf of the Loan Parties to any statutory committee appointed or appearing in the Cases or any other party in interest, and (ii) shall consult in good faith with the Required Lenders’ advisors regarding the form and substance of any such documents (except that with respect to any emergency pleading or document for which, despite the Debtors’ best efforts, such advance notice is impracticable, the Debtors shall be required to furnish such documents as soon as reasonably practicable and in no event later than substantially concurrently with such filings or deliveries thereof, as applicable).

(e)    except as otherwise permitted by an Acceptable Plan, provide prior written notice as soon as reasonably practicable to the Administrative Agent prior to any assumption or rejection of any Debtor’s or any Subsidiary’s material contracts or material non-residential real property leases pursuant to Section 365 of the Bankruptcy Code, and no such contract or lease shall be assumed or rejected, if such assumption or rejection materially adversely impacts the DIP Collateral, any Liens thereon or any DIP Superpriority Claims payable therefrom (including, without limitation, any sale or other disposition of DIP Collateral or the priority of any such Liens or DIP Superpriority Claims), if the Administrative Agent (at the direction of the Required Lenders) informs the Borrower in writing within three (3) Business Days of receipt of the notice from the Borrower that it objects to such assumption or rejection, as applicable.

SECTION 5.22    Segregated Account. Subsequent to each Credit Event, except as otherwise agreed by the Required Lenders or as disbursed in accordance with the then Approved DIP Budget, hold the proceeds of the Term Loans in the DIP Proceeds Account.

SECTION 5.23    Chief Restructuring Officer. At all times on and after the Closing Date, retain a chief restructuring officer (for the Borrower and its Subsidiaries) that is reasonably satisfactory to the Required Lenders (the “Chief Restructuring Officer”), and provide the Required Lenders and their respective advisors, including the Lender Financial Advisor, with reasonable access to the Chief

Restructuring Officer; provided that such Chief Restructuring Officer shall have requisite authority to monitor the operations and finances of the Borrower and its Subsidiaries in compliance with the provisions of this Agreement.

ARTICLE VI

Negative Covenants

The Borrower covenants and agrees with each Lender that, so long as this Agreement shall remain in effect and until the Commitments have been terminated and the principal of and interest on each Loan, all fees and all other expenses or amounts payable under any Loan Document have been paid in full, unless the Required Lenders shall otherwise consent in writing, the Borrower will not, nor will it cause or permit any of the Subsidiaries to:

SECTION 6.01    Indebtedness. Incur, create, assume or permit to exist any Indebtedness, except:

(a)    Indebtedness existing on the Petition Date and set forth in Schedule 6.01(a);

(b)    Indebtedness created hereunder and under the other Loan Documents;

(c)    intercompany Indebtedness of the Borrower and the Subsidiaries to the extent permitted by Section 6.04 (c);

(d)    Indebtedness of the Borrower or any Subsidiary incurred to finance the acquisition, construction or improvement of any fixed or capital assets, and extensions, renewals, refinancings and replacements of any such Indebtedness that do not increase the outstanding principal amount thereof (except by an amount equal to the unpaid accrued interest and premium thereon plus other reasonable amounts paid and fees and expenses incurred in connection with such extension, renewal, refinancing or replacement); provided that (i) such Indebtedness is incurred prior to or within 270 days after such acquisition or the completion of such construction or improvement and (ii) the aggregate principal amount of Indebtedness permitted by this Section 6.01 (d), when combined with the aggregate principal amount of all Capital Lease Obligations and Synthetic Lease Obligations incurred pursuant to Section 6.01 (e), shall not exceed $5,000,000 at any time outstanding;

(e)    Capital Lease Obligations and Synthetic Lease Obligations in an aggregate principal amount, when combined with the aggregate principal amount of all Indebtedness incurred pursuant to Section 6.01 (d), not in excess of $5,000,000 at any time outstanding;

(f)    [reserved];

(g)    Indebtedness under performance bonds, bid bonds, appeal bonds, surety bonds and completion guarantees and similar obligations, or with respect to workers’ compensation claims, in each case incurred in the ordinary course of business, including those incurred to secure health, safety and environmental obligations in the ordinary course of business;

(h)    [reserved];

(i)    Indebtedness in respect of Hedging Agreements permitted by Section 6.04 (g);

(j)    Cash Management Obligations incurred in the ordinary course of business;

(k)    [reserved];

(l)    [reserved];

(m)    [reserved];

(n)    [reserved];

(o)    [reserved];

(p)    Indebtedness in the nature of letters of credit (other than letters of credit issued under the Prepetition Debt or any renewals of such letters of credit) issued for the account of the Borrower or any Subsidiary (and related reimbursement obligations) not to exceed an aggregate face amount of $1,000,000 (or such greater amount as agreed by the Required Lenders in their reasonable discretion);

(q)    without duplication of any other Indebtedness, non-cash accruals of interest, accretion or amortization of original issue discount and/or pay-in-kind interest on Indebtedness otherwise permitted hereunder;

(r)    [reserved];

(s)    Indebtedness consisting of obligations to pay insurance premiums;

(t)    except as otherwise expressly provided herein, Guarantees by the Borrower or the Subsidiaries of Indebtedness (other than, to the extent guaranteed after the Closing Date, Indebtedness outstanding on the Petition Date) of the Borrower and the Subsidiaries permitted to be incurred hereunder;

(u)    other Indebtedness incurred after the Petition Date of the Borrower or the Subsidiaries in an aggregate principal amount not exceeding $1,000,000 at any time outstanding (or such greater amount as agreed by the Required Lenders in their reasonable discretion);

SECTION 6.02    Liens. Create, incur, assume or permit to exist any Lien on any property or assets (including Equity Interests or other securities of any person, including the Borrower or any Subsidiary) now owned or hereafter acquired by it or on any income or revenues or rights in respect of any thereof, except:

(a)    Liens on property or assets of the Borrower and the Subsidiaries existing on the Petition Date and set forth in Schedule 6.02(a);

(b)    any Lien created under the Loan Documents, including the Orders (which, for the avoidance of doubt, include Liens granted as adequate protection on account of the Prepetition Debt in accordance with the Orders),

(c)    any Lien existing on any property or asset prior to the acquisition thereof by the Borrower or any Subsidiary or existing on any property or assets of any person that becomes a Subsidiary after the Closing Date prior to the time such person becomes a Subsidiary, as the case may be; provided that (i) such Lien is not created in contemplation of or in connection with such acquisition or such person becoming a Subsidiary, (ii) such Lien does not apply to any other property or assets of the Borrower or any Subsidiary (other than affixed or incorporated into the property covered by such Lien) and (iii) such Lien secures only those obligations which it secures on the date of such acquisition or the date such person becomes a Subsidiary, as the case may be, and any extensions, renewals, refinancings or replacements of such obligations;

(d)    Liens, assessments or governmental charges or claims for taxes not yet delinquent or which are not required to be paid pursuant to Section 5.03;

(e)    carriers’, warehousemen’s, mechanics’, materialmen’s, repairmen’s or other like Liens arising in the ordinary course of business and securing obligations that are not delinquent or which are not required to be paid under Section 5.03;

(f)    Liens incurred and pledges and deposits made in the ordinary course of business in connection with any self-retention or self-insurance, or with respect to workmen’s compensation, unemployment insurance, general liability, medical malpractice, professional liability or property insurance and other social security laws or regulations;

(g)    deposits to secure the performance of bids, trade contracts (other than for Indebtedness), leases (other than Capital Lease Obligations), statutory obligations, surety and appeal bonds, government contracts, performance bonds and other obligations of a like nature incurred in the ordinary course of business;

(h)    zoning restrictions, easements, rights-of-way, rights of first refusal, restrictions on use of real property, minor defects or irregularities in title and other similar charges or encumbrances which, in the aggregate, do not interfere in any material respect with the business of the Borrower and the Subsidiaries, taken as a whole;

(i)    zoning, building codes and other land use laws, regulations and ordinances regulating the use or occupancy of real property or the activities conducted thereon which are imposed by any Governmental Authority having jurisdiction over such real property which are not violated by the current use or occupancy of such real property or the operation of the business of the Borrower or any of the Subsidiaries or any violation of which would not have a Material Adverse Effect;

(j)    ground leases in respect of real property on which Facilities owned or leased by the Borrower or any of the Subsidiaries are located;

(k)    any interest or title of a lessor or secured by a lessor’s interest under any lease permitted hereunder;

(l)    leases or subleases granted to others not interfering in any material respect with the business of the Borrower and the Subsidiaries, taken as a whole;

(m)    Liens in favor of customs and revenue authorities arising as a matter of law to secure payment of customs duties in connection with the importation of goods;

(n)    Liens securing Indebtedness to finance the acquisition, construction or improvement of fixed or capital assets; provided that (i) such security interests secure Indebtedness permitted by Section 6.01, (ii) such security interests are incurred, and the Indebtedness secured thereby is created, within 270 days after such acquisition, construction or improvement, and (iii)

such security interests do not apply to any other property or assets of the Borrower or any Subsidiary, except for accessions to the property financed with the proceeds of such Indebtedness and the proceeds and the products thereof; provided that individual financings of equipment provided by one lender may be cross-collateralized to other financings of equipment provided by such lender secured by a Lien permissibly incurred pursuant to this Section 6.02(n);

(o)    Liens arising out of judgments or awards that do not constitute an Event of Default under paragraph (i) of Article VII;

(p)    the Carve Out;

(q)    Liens on assets of Foreign Subsidiaries; provided that such Liens do not extend to, or encumber, assets that constitute DIP Collateral or the Equity Interests of the Borrower or any of the Domestic Subsidiaries;

(r)    Liens (i) of a collecting bank arising under Section 4-210 of the Uniform Commercial Code on items in the course of collection, (ii) attaching to commodity trading accounts or other commodities brokerage accounts incurred in the ordinary course of business; and (iii) in favor of a banking institution arising as a matter of law encumbering deposits (including the right of set off);

(s)    [reserved];

(t)    Liens that are contractual rights of set-off (i) relating to the establishment of depository relations with banks not given in connection with the issuance of Indebtedness, (ii) relating to pooled deposit or sweep accounts of the Borrower or any Subsidiary to permit satisfaction of overdraft or similar obligations incurred in the ordinary course of business of the Borrower and the Subsidiaries or (iii) relating to purchase orders and other agreements entered into with customers of the Borrower or any Subsidiary in the ordinary course of business;

(u)    Liens arising out of conditional sale, title retention, consignment or similar arrangements for the sale or purchase of goods entered into by the Borrower or any of the Subsidiaries in the ordinary course of business permitted hereunder;

(v)    [reserved];

(w)    Liens securing insurance premiums financing arrangements, provided that such Liens are limited to the applicable unearned insurance premiums; and

(x)    other Liens that do not, individually or in the aggregate, secure obligations in excess of $1,000,000 at any one time (or such greater amount as agreed by the Required Lenders in their reasonable discretion).

SECTION 6.03    Reserved.

SECTION 6.04    Investments, Loans and Advances. Purchase, hold or acquire any Equity Interests, evidences of indebtedness or other securities of, make or permit to exist any loans or advances to, or make or permit to exist any investment or any other interest in, any other person, except:

(a)    (i) investments by the Borrower and the Subsidiaries existing on the Petition Date in the Borrower and the Subsidiaries and (ii) additional investments by the Borrower and the

Subsidiaries in the Borrower and the Subsidiaries; provided that any such investments made pursuant to clause (ii) above made by a Loan Party to a Subsidiary that is not a Loan Party may only be made if (A) no Default or Event of Default shall have occurred and be continuing and (B) the aggregate amount of all such investments made by Loan Parties in Subsidiaries that are not Loan Parties and outstanding at any time (without regard to any write-downs or write-offs thereof, and valued net in the case of intercompany loans and transferred liabilities) shall not exceed $1,000,000 after the Petition Date plus the amount of dividends, distributions and other returns of capital actually received in cash by any Loan Party with respect to any such investments (or such greater amount as agreed by the Required Lenders in their reasonable discretion);

(b)    Permitted Investments;

(c)    (i) loans or advances in respect of intercompany accounts attributable to the operation of the Borrower’s cash management system (including with respect to intercompany self-insurance arrangements), (ii) [reserved], and (iii) loans or advances made by the Borrower to any Subsidiary and by any Subsidiary to the Borrower or any other Subsidiary; provided, however, that any such loan or advance made by a Loan Party to a Subsidiary that is not a Loan Party shall be subject to the requirements and limitations described in the proviso to Section 6.04(a);

(d)    investments received in connection with the bankruptcy or reorganization of, or settlement of delinquent accounts and disputes with, customers and suppliers, in each case in the ordinary course of business;

(e)    [reserved];

(f)    Guarantees to third parties made in the ordinary course of business in connection with the relocation of employees or agents of any physician or other health care professional associated with or agreeing to become associated with the Borrower or any Subsidiary or any Hospital owned or leased or operated by the Borrower or any Subsidiary (“Health Care Associates”);

(g)    the Borrower and the Subsidiaries may enter into Hedging Agreements that are not speculative in nature;

(h)    [reserved];

(i)    [reserved];

(j)    [reserved];

(k)    [reserved];

(l)    the Borrower or any of the Subsidiaries may acquire and hold receivables owing to it, if created or acquired in the ordinary course of business and payable or dischargeable in accordance with customary trade terms;

(m)    investments to the extent that payment for such investments is made with issuances of or the cash proceeds from the issuance of Equity Interests of the Borrower;

(n)    extensions of trade credit and purchases of equipment and inventory in the ordinary course of business;

(o)    [reserved];

(p)    investments in the ordinary course of business consisting of endorsements for collection or deposit and customary trade arrangements with customers consistent with past practices;

(q)    [reserved];

(r)    [reserved];

(s)    [reserved];

(t)    investments held by a person (including by way of acquisition, merger or consolidation) after the Petition Date otherwise in accordance with this Section 6.04 to the extent that such investments were not made in contemplation of or in connection with such acquisition, merger or consolidation and were in existence on the date of such acquisition, merger or consolidation;

(u)    investments in minority interests existing on the Petition Date;

(v)    [reserved];

(w)    investments representing the non-cash portion of the consideration received for an Asset Sale or other asset disposition permitted under Section 6.05;

(x)    [reserved];

(y)    [reserved]; and

(z)    in addition to investments permitted by paragraphs (a) through (y) above, additional investments, loans and advances by the Borrower and the Subsidiaries so long as the aggregate outstanding amount of investments, loans and advances pursuant to this paragraph (z) (determined without regard to any write-downs or write-offs of such investments, loans and advances) does not exceed $1,000,000 plus the amount of dividends, distributions and other returns of capital actually received in cash by any Loan Party or any of its Subsidiaries in respect of investments made in reliance on this paragraph (z) in the aggregate at any time (or such greater amount as agreed by the Required Lenders in their reasonable discretion).

It is understood and agreed that, in the event that any investment is made by the Borrower or any Subsidiary in any person through substantially concurrent interim transfers of any amount through one or more other Subsidiaries, then such other substantially concurrent interim transfers shall be disregarded for purposes of this Section 6.04.

SECTION 6.05    Mergers, Consolidations, Sales of Assets and Acquisitions. (a) Merge into or consolidate with any other person, or permit any other person to merge into or consolidate with it, or sell, transfer, lease or otherwise dispose of (in one transaction or in a series of transactions) all or substantially all the assets (whether now owned or hereafter acquired) of the Borrower or less than all the Equity Interests of any Subsidiary (other than pursuant to transfers of Equity Interests of any Subsidiary to a Loan Party or by a Subsidiary that is not a Subsidiary Guarantor to any Subsidiary or transfers of Equity Interests of a Subsidiary that remains a Subsidiary Guarantor after giving effect to such transfer), or purchase or otherwise acquire (in one transaction or a series of transactions) all or substantially all of the assets of any other person, except that (i) the Borrower and any Subsidiary may purchase and sell inventory in the ordinary course of business and (ii) if at the time thereof and immediately after giving effect thereto no Event of Default or Default shall have occurred and be continuing, (x) any wholly owned Subsidiary may merge into the Borrower in a transaction in which the Borrower is the surviving corporation and such transaction does not result in the Borrower ceasing to be a Delaware corporation and (y) any Subsidiary may merge into or consolidate with any other Subsidiary in a transaction in which the surviving entity is a Subsidiary (provided that (A) if any party to any such transaction is a Loan Party, the surviving entity of such transaction shall be a Loan Party and (B) to the extent any person other than the Borrower or a wholly owned Subsidiary receives any consideration in connection therewith, then such transaction shall be considered as an investment under the applicable paragraph of Section 6.04); provided that this Section 6.05(a) shall not permit the liquidation or dissolution of any Debtor or any merger or consolidation involving a Debtor, unless a Debtor is the surviving entity.

(b)    Make any Asset Sale otherwise permitted under paragraph (a) above unless such Asset Sale is:

(i)    for consideration that is at least equal to the fair market value of the assets being sold, transferred, leased or disposed of; provided that for any disposition of assets with a fair market value of more than $500,000, at least 75% of such consideration is cash, cash equivalents or Permitted Investments; provided further that the aggregate fair market value of all assets sold, transferred, leased or disposed of pursuant to this Section 6.05(b)(i) shall not exceed $1,000,000 (or such greater amount as agreed by the Required Lenders in their reasonable discretion);

(ii)    [reserved];

(iii)    [reserved];

(iv)    [reserved];

(v)    [reserved];

(vi)    the Borrower and the Subsidiaries may abandon, allow to lapse or otherwise dispose of intangible property that the Borrower or such Subsidiary shall determine in its reasonable business judgment is immaterial to the conduct of its business;

(vii)    forgiveness of any loans or advances made pursuant to Section 6.04(e);

(viii)    transfers of property subject to casualty or a condemnation proceeding;

(ix)    Restricted Payments permitted pursuant to Section 6.06;

(x)    a disposition of assets, whether of real or personal property, by the Borrower or any Subsidiary (whether of real or personal property), including to any Governmental Authority, in connection with the closure of a Hospital; or

(xi)    any investment, loan or advance permitted pursuant to Section 6.04.

SECTION 6.06    Restricted Payments; Restrictive Agreements. (a) Declare or make, directly or indirectly, any Restricted Payment (including pursuant to any Synthetic Purchase Agreement); provided, however, that

(i)    any Subsidiary may declare and pay dividends or make other distributions ratably to its equity holders; and

(ii)    the Borrower may net shares under employee benefits plans to settle option price payments owed by employees and directors with respect thereto and to settle employees’ and directors’ Federal, state and income tax liabilities (if any) related thereto.

(b)    Enter into, incur or permit to exist any agreement or other arrangement that prohibits, restricts or imposes any condition upon (i) the ability of the Borrower or any Subsidiary to create, incur or permit to exist any Lien upon any of its property or assets to secure the Obligations, or (ii) the ability of any Subsidiary to pay dividends or other distributions with respect to any of its Equity Interests or to make or repay loans or advances to the Borrower or any Subsidiary Guarantor or to Guarantee Indebtedness of the Borrower or any Subsidiary Guarantor; provided (x) that the foregoing shall not apply to restrictions and conditions (A) imposed by law or by any Loan Document, (B) contained in agreements relating to the sale of a Subsidiary or other assets pending such sale, provided such restrictions and conditions apply only to the Subsidiary or assets that are to be sold and such sale is permitted hereunder, (C) contained in any agreement existing on the Closing Date, (D) imposed pursuant to other Indebtedness incurred pursuant to Section 6.01 with such encumbrances and restrictions that, taken as a whole, are not more restrictive than the terms hereof and (E) contained in the documents governing any Prepetition Debt; and (y) clause (i) of the foregoing shall not apply to restrictions or conditions (A) that are customary provisions in leases and other contracts restricting the assignment thereof and any right of first refusal and (B) imposed by any agreement relating to secured Indebtedness permitted by this Agreement if such restrictions or conditions apply only to the property or assets securing such Indebtedness.

SECTION 6.07    Transactions with Affiliates. Except for transactions between or among the Borrower and its Subsidiaries or as in existence on (and conducted in the manner consistent with that as of) the Petition Date, sell or transfer any property or assets to, or purchase or acquire any property or assets from, or otherwise engage in any other transactions with, any of its Affiliates, except (i) the Borrower or any Subsidiary may engage in any of the foregoing transactions on terms and conditions not less favorable to the Borrower or such Subsidiary than could be obtained on an arm’s-length basis from unrelated third parties, (ii) the Borrower and the Subsidiaries may make (x) investments, loans and advances and (y) Restricted Payments, permitted by Section 6.04 and Section 6.06, respectively, (iii) affiliate transactions authorized or approved pursuant to (x) the Interim Order, and, when applicable, the Final Order, or any First Day Order or (y) any other order entered by the Bankruptcy Court without the objection of the Required Lenders; provided, for the avoidance of doubt, that such objection need not be filed with the Bankruptcy Court, (iv) any issuance of Equity Interests otherwise permitted hereunder, (v) the payment of reasonable fees to directors of the Borrower and the Subsidiaries who are not employees of the Borrower or the Subsidiaries and (vi) transactions between CHS and its subsidiaries, on the one hand, and the Borrower and its Subsidiaries, on the other hand, pursuant to the Separation Documents (or any amendment thereto to the extent such an amendment is not adverse to the Lenders in any material respect) as in effect on the Closing Date.

SECTION 6.08    Business of the Borrower and Subsidiaries. Engage at any time in any business or business activity other than the business currently conducted by it and business activities reasonably similar, incidental or complementary thereto and reasonable extensions thereof.

SECTION 6.09    Prepayments of Indebtedness. Except as expressly permitted by the terms and conditions set forth in the Orders, the Borrower or any Subsidiary shall not make any prepayment on account of (or set aside funds for the prepayment of) any Indebtedness that is subordinated or otherwise junior in priority to the Obligations.

SECTION 6.10    Practice Guarantees. Enter into Practice Guarantees with a term of 30 months or longer in an aggregate amount in excess of $5,000,000 in effect at any time with respect to all such Practice Guarantees.

SECTION 6.11    Fiscal Year. With respect to the Borrower, change its fiscal year-end to a date other than December 31.

SECTION 6.12    Budget Covenant. The Debtors shall not permit, as of any Variance Report Date, (x) the actual aggregate operating disbursements (for the avoidance of doubt, excluding any professional fees) for any Variance Testing Period to exceed 115% of the projected aggregate operating disbursements for such period set forth in the Approved DIP Budget (as in effect at the beginning of such Variance Testing Period), or (y) the actual aggregate receipts for the Variance Testing Period to be less than 85% of the projected aggregate receipts for such period set forth in the Approved DIP Budget (as in effect at the beginning of such Variance Testing Period).

SECTION 6.13    Use of Proceeds. (a) Use the proceeds of any Credit Event, whether directly or indirectly, in a manner inconsistent with the uses set forth in this Section 6.13. The Loans will be used for (i) working capital and general corporate purposes of the Loan Parties and their Subsidiaries, (ii) to pay obligations arising from or related to the Carve Out, (iii) to pay professional fees in connection with the Cases, (iv) to make adequate protection payments and (v) to pay fees and expenses incurred in connection with the transactions contemplated by this Agreement; provided that, for the avoidance of doubt, it is acknowledged and agreed that the use of proceeds of any Credit Event shall be consistent with the then-Approved DIP Budget and subject to compliance with Section 6.12 hereof.

(b)    Use the proceeds of any Credit Event, or lend, contribute or otherwise make available such proceeds to any Subsidiary, joint venture partner or other person, to finance the activities of any person currently subject to any Sanctions. The Borrower will not directly use the proceeds of the Loans or otherwise to its knowledge make available such proceeds to any person in any country, territory or region that is subject to, or the target of, any Sanctions. No part of the proceeds of the Loans shall be used directly or, to its knowledge, indirectly, by the Borrower in violation of the FCPA or any similar laws, rules or regulations issued, administered or enforced by any Governmental Authority to whose jurisdiction the Borrower or any Subsidiary is subject (including, if so applicable, the United Kingdom Bribery Act of 2010, as amended) (collectively, the “Anti-Corruption Laws”) or in any manner that would result in a violation of any Sanctions by any party to this Agreement.

SECTION 6.14    Additional Bankruptcy Matters. No Loan Party shall, and no Loan Party shall permit any of its Subsidiaries to, do any of the following:

(a)    use any portion or proceeds of the Loans or the DIP Collateral, or disbursements set forth in the then Approved DIP Budget, for payments or purposes that would violate the terms of the Interim Order or the Final Order;

(b)    incur, create, assume, suffer to exist or permit any other superpriority administrative claim which is pari passu with or senior to the claim of the Secured Parties against any Loan Party, except for the Carve Out or as otherwise expressly permitted by the Orders;

(c)    assert, join, investigate, support or prosecute any claim or cause of action against any of the Secured Parties (in their capacities as such), unless such claim or cause of action is in connection with the enforcement of the Loan Documents against any of the Secured Parties; provided that nothing contained in this clause 6.14(c) shall prohibit the Debtors from responding to or complying with discovery requests of any statutory committee appointed or appearing in the Cases, in whatever form, made in connection with an investigation against any of the Secured Parties or the payment from proceeds of the Loans of professional fees related thereto;

(d)    enter into any agreement to return any of its inventory to any of its creditors for application against any pre-petition Indebtedness, pre-petition trade payables or other pre-petition claims under Section 546(c) of the Bankruptcy Code or agree that any creditor may take any setoff or recoupment against any of its pre-petition Indebtedness, pre-petition trade payables or other pre-petition claims based upon any such return pursuant to Section 553(b)(1) of the Bankruptcy Code or otherwise if, after giving effect to any such agreement, setoff or recoupment, the aggregate amount applied to pre-petition Indebtedness, pre-petition trade payables and other pre-petition claims subject to all such agreements, setoffs and recoupments since the Petition Date would exceed $250,000;

(e)    seek, consent to, or permit to exist, without the prior written consent of the Administrative Agent, at the direction of Required Lenders, any order granting authority to take any action that is prohibited by the terms of this Agreement, the Interim Order, the Final Order or the other Loan Documents or refrain from taking any action that is required to be taken by the terms of this Agreement, the Interim Order, the Final Order or any of the other Loan Documents;

(f)    subject to the terms of the Orders and subject to Article VII, object to, contest, delay, prevent or interfere with in any material manner the exercise of rights and remedies by the Agents, the Lenders or other Secured Parties with respect to the DIP Collateral following the occurrence of an Event of Default, including without limitation a motion or petition by any Secured Party to lift an applicable stay of proceedings to do the foregoing (provided that any Loan Party may contest or dispute whether an Event of Default has occurred in accordance with the terms of the Orders); or

(g)    except as expressly provided or permitted hereunder (including, without limitation, to the extent pursuant to any First Day Orders or “second day” orders authorized under this Agreement) or as otherwise contemplated in the then Approved DIP Budget, make any payment or distribution to any non-Debtor Affiliate or insider of any Debtor outside of the ordinary course of business.

ARTICLE VII

Events of Default

In case of the happening of any of the following events (“Events of Default”):

(a)    any representation, warranty or statement made or deemed made by any Loan Party herein or in any other Loan Document or any certificate delivered or required to be delivered pursuant hereto or thereto shall prove to be untrue in any material respect on the date as of which it was made or deemed made;

(b)    default shall be made in the payment of any principal of any Loan when and as the same shall become due and payable, whether at the due date thereof or at a date fixed for prepayment thereof or by acceleration thereof or otherwise;

(c)    default shall be made in the payment of any interest on any Loan or any fee or any other amount (other than an amount referred to in (b) above) due under any Loan Document, when and as the same shall become due and payable, and such default shall continue unremedied for a period of five Business Days;

(d)    default shall be made in the due observance or performance by the Borrower or any Subsidiary of any covenant, condition or agreement contained in (i) Section 5.01(a) (with respect to the Borrower only), 5.05(a), 5.08, 5.18, 5.19, 5.20, 5.21, 5.22, 5.23 or in Article VI or (ii) Sections 5.04, 5.16 or 5.17 and such failure under this clause (ii) shall continue for three (3) Business Days;

(e)    default shall be made in the due observance or performance by the Borrower or any Subsidiary of any covenant or agreement contained in any Loan Document (other than those specified in (b), (c) or (d) above) and such default shall continue unremedied for a period of 30 days after notice thereof from the Administrative Agent or any Lender to the Borrower;

(f)    (i) the Borrower or any Subsidiary shall fail to pay any principal, interest or other amount due in respect of any Material Indebtedness incurred after the Petition Date, when and as the same shall become due and payable (after giving effect to any grace period) or (ii) any other event or condition occurs that results in any Material Indebtedness incurred after the Petition Date becoming due prior to its scheduled maturity or that enables or permits (after giving effect to any grace period) the holder or holders of any Material Indebtedness incurred after the Petition Date or any trustee or agent on its or their behalf to cause any Material Indebtedness incurred after the Petition Date to become due, or to require the prepayment, repurchase, redemption or defeasance thereof, prior to its scheduled maturity or that results in the termination or permits any counterparty to terminate any Hedging Agreement the obligations under which constitute Material Indebtedness incurred after the Petition Date; provided that (A) this clause (ii) shall not apply to secured Indebtedness that becomes due as a result of the voluntary sale or transfer of the property or assets securing such Indebtedness, and (B) for the avoidance of doubt, a requirement to make a mandatory offer to repurchase under the terms of any Indebtedness of any person acquired by the Borrower or any of its Subsidiaries pursuant to any Permitted Acquisition as a result of a “change of control” (or equivalent term) shall not constitute a Default or an Event of Default under this clause (ii) so long as (I) on or prior to the date the events constituting such “change of control” (or equivalent term) occur, either (1) the terms of such Indebtedness have been amended to eliminate the requirement to make such offer or (2) such Indebtedness has been defeased or discharged so that such requirement shall no longer apply (and, in the event such “change of control” is subject to a requirement that a specific credit ratings event or similar condition subsequent occur, no Event of Default shall exist pursuant to this paragraph (ii) until such time as the specific credit ratings event or similar condition subsequent has also occurred resulting in the obligor under such Indebtedness to become unconditionally obligated to make such offer) or (II) (x) the aggregate amount of unrestricted cash, cash equivalents and Permitted Investments held by the Borrower and the Subsidiaries and (y) the Borrower or the applicable Subsidiary complies with the provisions of such Indebtedness that are applicable as a result of such acquisition (including by consummating any required “change of control offer” (or equivalent term) for such Indebtedness); provided further that this clause (f) shall not apply if such failure is remedied or waived by the holders of such Indebtedness prior to any termination of the Commitments or acceleration of the Loans pursuant to this Article VII;

(g)    an involuntary proceeding shall be commenced or an involuntary petition shall be filed in a court of competent jurisdiction seeking (i) relief in respect of any Subsidiary that is not a Debtor, or of a substantial part of the property or assets of the Borrower or a Subsidiary that is not a Debtor, under Title 11 of the United States Code, as now constituted or hereafter amended, or any other Federal, state or foreign bankruptcy, insolvency, receivership or similar law, (ii) the appointment of a receiver, trustee, custodian, sequestrator, conservator or similar official for any Subsidiary that is not a Debtor or for a substantial part of the property or assets of a Subsidiary that is not a Debtor or (iii) the winding-up or liquidation of any Subsidiary that is not a Debtor; and such proceeding or petition shall continue undismissed for 60 days or an order or decree approving or ordering any of the foregoing shall be entered;

(h)    unless agreed by the Required Lenders in their reasonable discretion, any Subsidiary that is not a Debtor shall (i) voluntarily commence any proceeding or file any petition seeking relief under Title 11 of the United States Code, as now constituted or hereafter amended, or any other Federal, state or foreign bankruptcy, insolvency, receivership or similar law, (ii) consent to the institution of, or fail to contest in a timely and appropriate manner, any proceeding or the filing of any petition described in (g) above, (iii) apply for or consent to the appointment of a receiver, trustee, custodian, sequestrator, conservator or similar official for the Borrower or any Subsidiary that is not a Debtor or for a substantial part of the property or assets of the Borrower or any Subsidiary that is not a Debtor, (iv) file an answer admitting the material allegations of a petition filed against it in any such proceeding, (v) make a general assignment for the benefit of creditors, (vi) become unable, admit in writing its inability or fail generally to pay its debts as they become due or (vii) take any corporate action for the purpose of effecting any of the foregoing;

(i)    one or more judgments shall be rendered against the Borrower, any Subsidiary or any combination thereof (not paid or fully covered by insurance) and the same shall remain undischarged for a period of 30 consecutive days during which execution shall not be effectively stayed, or any action shall be legally taken by a judgment creditor to levy upon assets or properties of the Borrower or any Subsidiary to enforce any such judgment and such judgment is for the payment of money in an aggregate amount in excess of $10,000,000;

(j)    an ERISA Event shall have occurred that, in the opinion of the Required Lenders, when taken together with all other such ERISA Events, could reasonably be expected to result in a Material Adverse Effect;

(k)    any Guarantee under the Guarantee and Collateral Agreement for any reason shall cease to be in full force and effect (other than in accordance with its terms), or any Subsidiary Guarantor shall deny in writing that it has any further liability under the Guarantee and Collateral Agreement (other than as a result of the discharge of such Subsidiary Guarantor in accordance with the terms of the Loan Documents);

(l)    any security interest purported to be created by any Security Document with respect to any DIP Collateral with an aggregate fair market value in excess of $10,000,000 shall cease to be, or shall be asserted by the Borrower or any other Loan Party not to be, a valid and perfected security interest in the securities, assets or properties covered thereby, except to the extent that any such loss of perfection or priority results from the failure of the Collateral Agent to maintain possession of certificates representing securities pledged under the Guarantee and Collateral Agreement or any other act or omission by the Collateral Agent within its control (unless such act or omission is a result of reliance on any information provided by a Loan Party or resulted from a breach by a Loan Party of its representations or obligations under the Loan Documents);

(m)    [reserved];

(n)    there shall have occurred a Change in Control;

(o)    [reserved];

(p)    [reserved]; or

(q)    [reserved]; or

(r)    [reserved]; or

(s)    The RSA is terminated for any reason by the Debtors, the Required Consenting Noteholders (as such term is defined in the RSA), or the Required Consenting First Lien Lenders (as such term is defined in the RSA), or is modified, amended or waived in any manner materially adverse to the Secured Parties without the prior consent of the Administrative Agent at the direction of Required Lenders.

(t)    There occurs any of the following in the Cases:

(i)    the bringing of a motion or taking of any action by any of the Loan Parties or any Subsidiary, or any person claiming to act by or through any Loan Party or any Subsidiary (A) to grant any Lien other than Liens permitted pursuant to Section 6.02 upon or affecting any DIP Collateral or (B) to use cash collateral of the Agents and the other Secured Parties under section 363(c) of the Bankruptcy Code without the prior written consent of the Required Lenders, except as provided in the Interim Order or Final Order;

(ii)    the entry of an order in any of the Cases confirming a Reorganization Plan that is not an Acceptable Plan;

(iii)    (A) the entry of an order amending, supplementing, staying, vacating or otherwise modifying the Interim Order or the Final Order in any material respect without the written consent of the Required Lenders, the filing of a motion for reconsideration with respect to the Interim Order or the Final Order, or the Interim Order or the Final Order shall otherwise not be in full force and effect or (B) any Loan Party or any Subsidiary shall fail to comply with the Orders in any material respect;

(iv)    the allowance of any claim or claims under Section 506(c) of the Bankruptcy Code or otherwise against, any Agent, any Lender, any other Secured Party or any of the DIP Collateral;

(v)    (A) the appointment of a trustee, receiver or an examiner (other than a fee examiner) in the Cases with expanded powers to operate or manage the financial affairs, the business, or reorganization of the Loan Parties, or (B) the sale without the Required Lenders’ consent of all or substantially all of the Debtors’ assets either through a sale under Section 363 of the Bankruptcy Code, through a confirmed Reorganization Plan in the Cases or otherwise that does not result in Payment in Full in cash of all of the Obligations under this Agreement at the closing of such sale or initial payment of the purchase price or effectiveness of such Reorganization Plan, as applicable;

(vi)    the dismissal of any Case, or the conversion of any Case from one under Chapter 11 to one under Chapter 7 of the Bankruptcy Code, or any Loan Party shall file a motion or other pleading seeking the dismissal of the Case under Section 1112 of the Bankruptcy Code or otherwise;

(vii)    any Loan Party shall file a motion seeking, or the Bankruptcy Court shall enter an order granting, relief from or modification of the Automatic Stay (A) to allow any creditor (other than the Agents) to execute upon or enforce a Lien on any DIP Collateral, (B) except as set forth in the RSA, approving any settlement or other stipulation not approved by the Required Lenders (which approval shall not be unreasonably withheld) with any secured creditor of any Loan Party providing for payments as adequate protection or otherwise to such secured creditor or (C) with respect to any Lien on or the granting of any Lien on any DIP Collateral to any federal, state or local environmental or regulatory agency or authority;

(viii)    the commencement of a suit or an action (but not including a motion for standing to commence a suit or an action) against any Agent, any Lender or any other Secured Party and, as to any suit or action brought by any person other than a Loan Party or a Subsidiary, officer or employee of a Loan Party, the continuation thereof without dismissal for thirty (30) days after service thereof on the Administrative Agent, or such any Secured Party, where such suit or action asserts or seeks by or on behalf of a Loan Party, a claim or any legal or equitable remedy that would (x) have the effect of invalidating, subordinating or challenging any or all of the Obligations or Liens of any Agent (on behalf of the Secured Parties) to any other claim, or (y) have a Material Adverse Effect on the rights and remedies of any Agent or the collectability of all or any portion of the Obligations (other than a challenge as to whether an Event of Default has, in fact, occurred and is continuing);

(ix)    the entry of an order in the Cases avoiding recovery of any portion of the payments made on account of the Obligations owing under this Agreement;

(x)    the entry of an order in the Cases terminating the exclusive right of any Loan Party to file a Chapter 11 plan pursuant to Section 1121 of the Bankruptcy Code;

(xi)    the failure of any Loan Party to perform in all material respects any of its obligations under the Acceptable Confirmation Order;

(xii)    there shall arise or be granted by the Bankruptcy Court (I) any claim having priority over any or all administrative expenses of the kind specified in clause (b) of Section 503 of the Bankruptcy Code or clause (b) of Section 507 of the Bankruptcy Code (other than the Carve Out) or (II) any Lien on the DIP Collateral having a priority senior to or pari passu with the Liens and security interests granted herein, except, in each case, as expressly provided in the Loan Documents or in the Orders then in effect (but only in the event specifically consented to by the Administrative Agent (at the direction of the Required Lenders)), whichever is in effect;

(xiii)    the Interim Order (prior to the Final Order Entry Date) or, on and after entry thereof, the Final Order shall cease to create a valid and perfected Lien on the DIP Collateral or to be in full force and effect, shall have been reversed, modified, amended, stayed, vacated, or subject to stay pending appeal, in the case of modification or amendment, without prior written consent of the Required Lenders;

(xiv)    an order of the Bankruptcy Court shall be entered denying or terminating use of cash collateral by the Loan Parties;

(xv)    any Loan Party shall challenge or support a challenge of any payments made to any Agent, any Lender, or any Secured Party with respect to the Obligations, or without the consent of the Required Lenders and, if required by Section 9.08, any other Secured Party, the filing of any motion by the Loan Parties seeking approval of (or the entry of an order by the Bankruptcy Court approving) adequate protection to any Prepetition Agent, or the Prepetition Lenders, that is inconsistent with an Order;

(xvi)    without the Required Lenders’ consent, the entry of any order by the Bankruptcy Court granting, or the filing by any Loan Party or any of its Subsidiaries of any motion or other request with the Bankruptcy Court (in each case, other than the Orders and motions seeking entry thereof or permitted amendments or modifications thereto) seeking, authority to use any cash proceeds of any of the DIP Collateral without the consent of the Administrative Agent (at the direction of the Required Lenders) or to obtain any financing under Section 364 of the Bankruptcy Code other than the Loan Documents;

(xvii)    without the Required Lenders’ consent, the filing by any Loan Party or any of its Subsidiaries of any motion or other request with the Bankruptcy Court seeking authority to consummate a sale of material assets constituting DIP Collateral outside the ordinary course of business and not permitted hereunder;

(xviii)    any Loan Party shall make any payment (whether by way of adequate protection or otherwise) of principal or interest or otherwise on account of any pre-petition Indebtedness or payables other than payments authorized or required by one or more First Day Orders or related “second day” orders or any of the Orders (or other orders with the consent of Required Lenders) and materially consistent with the then Approved DIP Budget;

(xix)    without the Required Lenders’ consent, any Loan Party or any Subsidiary thereof shall file any motion or other request with the Bankruptcy Court seeking (A) to grant or impose, under Section 364 of the Bankruptcy Code or otherwise, liens or security interests in any DIP Collateral, whether senior, equal or subordinate to the Collateral Agent’s liens and security interests; or (B) to modify or affect any of the rights of the Agents, the Lenders or the Secured Parties under the Orders or the Loan Documents and related documents by any plan of reorganization confirmed in the Cases or subsequent order entered in the Cases; or

(xx)    the filing by any of the Loan Parties of a Reorganization Plan other than an Acceptable Plan.

then, and in every such event, and at any time thereafter during the continuance of such event, the Administrative Agent, at the request of the Required Lenders shall, by notice to the Borrower, take either or both of the following actions, at the same or different times: (i) terminate forthwith the Commitments and (ii) declare the Loans then outstanding to be forthwith due and payable in whole or in part, whereupon the principal of the Loans so declared to be due and payable, together with accrued interest thereon and any unpaid accrued fees and all other liabilities of the Borrower accrued hereunder and under any other Loan Document, shall become forthwith due and payable, without presentment, demand, protest or any other notice of any kind, all of which are hereby expressly waived by the Borrower, anything contained herein or in any other Loan Document to the contrary notwithstanding.

ARTICLE VIII

The Administrative Agent and the Collateral Agent

Each of the Lenders hereby irrevocably appoints the Administrative Agent and the Collateral Agent as their agents and authorizes the Agents to take such actions on its behalf and to exercise such powers as are delegated to such Agent by the terms of the Loan Documents, together with such actions and powers as are reasonably incidental thereto. Without limiting the generality of the foregoing, the Agents are hereby expressly authorized to execute any and all documents (including releases) with respect to the DIP Collateral and the rights of the Secured Parties with respect thereto, as contemplated by and in accordance with the provisions of this Agreement, the Security Documents, and the Orders.

The provisions of this Article VIII are solely for the benefit of Agents and Lenders and no Loan Party shall have any rights as a third party beneficiary of any of the provisions thereof. In performing its functions and duties hereunder, each Agent shall act solely as an agent of Lenders and does not assume and shall not be deemed to have assumed any obligation towards or relationship of agency or trust with or for the Loan Parties or any of their respective Subsidiaries.

Neither Agent shall have any duties or obligations except those expressly set forth in the Loan Documents. Without limiting the generality of the foregoing, (a) neither Agent shall be subject to any fiduciary or other implied duties, regardless of whether a Default has occurred and is continuing, (b) neither Agent shall have any duty to take any discretionary action or exercise any discretionary powers, except discretionary rights and powers expressly contemplated hereby that such Agent is instructed in writing to exercise by the Required Lenders (or such other number or percentage of the Lenders as shall be necessary under the circumstances as provided in Section 9.08), and (c) except as expressly set forth in the Loan Documents, neither Agent shall have any duty to disclose, nor shall it be liable for the failure to disclose, any information relating to the Borrower or any of the Subsidiaries that is communicated to or obtained by the bank serving as Administrative Agent and/or Collateral Agent or any of its Affiliates in any capacity. Neither Agent shall be liable (nor shall any Lender or Loan Party have any right of action whatsoever against any Agent) for any action taken or not taken by it with the consent or at the request of the Required Lenders (or such other number or percentage of the Lenders as shall be necessary under the circumstances as provided in Section 9.08) or in the absence of its own gross negligence or willful misconduct as determined by a final, non-appealable judgment of a court of competent jurisdiction. Neither Agent shall be deemed to have knowledge of any Default unless and until written notice thereof is given to such Agent by the Borrower or a Lender, and neither Agent shall be responsible for or have any duty to ascertain or inquire into (i) any statement, warranty or representation made in or in connection with any Loan Document, (ii) the contents of any certificate, report or other document delivered thereunder or in connection therewith, (iii) the performance or observance of any of the covenants, agreements or other terms or conditions set forth in any Loan Document, (iv) the validity, enforceability, effectiveness or genuineness of any Loan Document or any other agreement, instrument or document, or (v) the satisfaction of any condition set forth in Article IV or elsewhere in any Loan Document, other than to confirm receipt of items expressly required to be delivered to such Agent.

Each Agent shall be entitled to refrain from any act or the taking of any action (including the failure to take an action) in connection herewith or any of the other Loan Documents or from the exercise of any power, discretion or authority vested in it hereunder or thereunder unless and until such Agent shall have received instructions in respect thereof from Required Lenders (or such other number or percentage of the Lenders as shall be necessary under the circumstances as provided in Section 9.08) and, upon receipt of such instructions from Required Lenders (or such other Lenders, as the case may be), such Agent shall be entitled to act or refrain from acting, or to exercise such power, discretion or authority, in accordance with such instructions, including for the avoidance of doubt refraining from any action that, in its opinion or the opinion of its counsel, may be in violation of the automatic stay under the Bankruptcy Code or that may effect a forfeiture, modification or termination of property of a Defaulting Lender in violation of the Bankruptcy Code. Each Agent shall be entitled to rely upon, and shall not incur any liability for relying upon, any notice, request, certificate, consent, statement, instrument, document or other writing believed by it to be genuine and to have been signed or sent by the proper person. Each Agent may also rely upon any statement made to it orally or by telephone and believed by it to have been made by the proper person, and shall not incur any liability for relying thereon. Each Agent may consult with legal counsel (who may be counsel for the Borrower), independent accountants and other experts selected by it, and shall not be liable for any action taken or not taken by it in accordance with the advice of any such counsel, accountants or experts.

The Agents are not obliged to expend or risk its own funds or otherwise incur any financial liability in the performance of its duties, obligations or responsibilities or the exercise of any right, power, authority or discretion if it has grounds for believing the repayment of such funds or adequate indemnity against, or security for, such risk or liability is not reasonably assured to it. The Agents shall not be responsible for any unsuitability, inadequacy, expiration or unfitness of any security interest created hereunder or pursuant to any other security documents pertaining to this matter nor shall it be obligated to make any investigation into, and shall be entitled to assume, the adequacy and fitness of any security interest created hereunder or pursuant to any other security document pertaining to this matter. In no event shall the Agents be liable for any indirect, special, punitive or consequential loss or damage of any kind whatsoever, including, but not limited to, lost profits, even if such loss or damage was foreseeable or it has been advised of the likelihood of such loss or damage and regardless of the form of action. In no event shall the Agents be responsible or liable for any failure or delay in the performance of its obligations hereunder arising out of or caused by, directly or indirectly, forces beyond its control, including, without limitation, strikes, work stoppages, accidents, acts of war or terrorism, civil or military disturbances, nuclear or natural catastrophes or acts of God, and interruptions, loss or malfunctions of utilities, communications or computer (software and hardware) services.

Each Agent may perform any and all its duties and exercise its rights and powers by or through any one or more sub-agents appointed by it. Each Agent and any such sub-agent may perform any and all its duties and exercise its rights and powers by or through their respective Related Parties. The exculpatory provisions of the preceding paragraphs shall apply to any such sub-agent and to the Related Parties of each Agent and any such sub-agent, and shall apply to their respective activities in connection with the syndication of the Credit Facilities as well as activities as Agent.

Subject to the appointment and acceptance of a successor Agent as provided below, either Agent may resign at any time by notifying the Lenders and the Borrower. Upon any such resignation, the Required Lenders shall have the right, with the consent (not to be unreasonably withheld or delayed) of the Borrower, to appoint a successor; provided that during the existence and continuation of an Event of Default pursuant to paragraph (b), (c), (g) or (h) of Article VII, no consent of the Borrower shall be required. If no successor shall have been so appointed by the Required Lenders and shall have accepted such appointment within 30 days after the retiring Agent gives notice of its resignation, then the retirement of the retiring Agent shall become effective on such 30th day and the retiring Agent may (but shall not have any obligation to do so), on behalf of the Lenders, appoint a successor Agent and, so long as no Event of Default pursuant to paragraph (b), (c), (g) or (h) of Article VII shall have occurred and be continuing, reasonably acceptable to the Borrower. Upon the acceptance of its appointment as Agent hereunder by a successor, such successor shall succeed to and become vested with all the rights, powers, privileges and duties of the retiring Agent, and the retiring Agent shall be discharged from its duties and obligations hereunder. The fees payable by the Borrower to a successor Agent shall be the same as those payable to its predecessor unless otherwise agreed between the Borrower and such successor. After an Agent’s resignation hereunder, the provisions of this Article and Section 9.05 shall continue in effect for the benefit of such retiring Agent, its sub-agents and their respective Related Parties in respect of any actions taken or omitted to be taken by any of them while acting as Agent.

Each Lender acknowledges that it has, independently and without reliance upon the Agents or any other Lender and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement. Each Lender also acknowledges that it will, independently and without reliance upon the Agents or any other Lender and based on such documents and information as it shall from time to time deem appropriate, continue to make its own decisions in taking or not taking action under or based upon this Agreement or any other Loan Document, any related agreement or any document furnished hereunder or thereunder.

ARTICLE IX

Miscellaneous

SECTION 9.01    Notices. Notices and other communications provided for herein shall be in writing and shall be delivered by hand or overnight courier service, mailed by certified or registered mail, sent by fax or other electronic transmission (in PDF format) as follows:

(a)    if to the Borrower, to it at Quorum Health Corporation, 1573 Mallory Lane, Suite 100, Brentwood, Tennessee 37027, Attention of Alfred Lumsdaine, Email: Alfred_Lumsdaine@QuorumHealth.com; and

(b)    if to the Administrative Agent, to GLAS USA LLC, 3 Second Street, Suite 206, Jersey City NJ 07311, Fax: 212-202-6246 Email: ClientServices.Americas@glas.agency; and Wilmer Cutler Pickering Hale and Dorr LLP, 7 World Trade Center, 250 Greenwich Street, New York, NY 10007, Attention of Andrew N. Goldman, Esq., Email: andrew.goldman@wilmerhale.com; and

(c)    if to a Lender, to it at its address (email or fax number) set forth on Schedule 2.01 or in the Assignment and Acceptance pursuant to which such Lender shall have become a party hereto.

All notices and other communications given to any party hereto in accordance with the provisions of this Agreement shall be deemed to have been given on the date of receipt if delivered by hand or overnight courier service or sent by fax or other electronic transmission (in PDF format) on the date five Business Days after dispatch by certified or registered mail if mailed, in each case delivered, sent or mailed (properly addressed) to such party as provided in this Section 9.01 or in accordance with the latest unrevoked direction from such party given in accordance with this Section 9.01. As agreed to among the Borrower, the Administrative Agent and the applicable Lenders from time to time, notices and other communications may also be delivered by e-mail to the e-mail address of a representative of the applicable person provided from time to time by such person.

The Borrower hereby acknowledges that (a) the Administrative Agent will make available to the Lenders materials and/or information provided by or on behalf of the Borrower hereunder (collectively, the “Borrower Materials”) by posting the Borrower Materials on Intralinks or another similar electronic system (the “Platform”) and (b) certain of the Lenders may be “public-side” Lenders (i.e., Lenders that do not wish to receive material non-public information with respect to the Borrower or its securities) (each, a “Public Lender”). The Borrower hereby agrees that (i) all Borrower Materials that are to be made available to Public

Lenders shall be clearly and conspicuously marked “PUBLIC” which, at a minimum, shall mean that the word “PUBLIC” shall appear prominently on the first page thereof; (ii) by marking Borrower Materials “PUBLIC,” the Borrower shall be deemed to have authorized the Administrative Agent and the Lenders to treat such Borrower Materials as not containing any material non-public information with respect to the Borrower or its securities for purposes of foreign, United States Federal and state securities laws (provided, however, that to the extent such Borrower Materials constitute Information, they shall be treated as set forth in Section 9.17); (iii) all Borrower Materials marked “PUBLIC” are permitted to be made available through a portion of the Platform designated as “Public Investor” and (iv) the Administrative Agent shall be entitled to treat any Borrower Materials that are not marked “PUBLIC” as being suitable only for posting on a portion of the Platform not marked as “Public Investor”. Notwithstanding the foregoing, the following Borrower Materials shall be marked “PUBLIC”, unless the Borrower notifies the Administrative Agent promptly that any such document contains material non-public information: (A) the Loan Documents, (B) any notification of changes in the terms of the Credit Facilities and (C) all information delivered pursuant to Section 5.04 (b) and (d).

Each Public Lender agrees to cause at least one individual at or on behalf of such Public Lender to at all times have selected the “Private Side Information” or similar designation on the content declaration screen of the Platform in order to enable such Public Lender or its delegate, in accordance with such Public Lender’s compliance procedures and applicable law, including foreign, United States Federal and state securities laws, to make reference to communications that are not made available through the “Public Side Information” portion of the Platform and that may contain material non-public information with respect to the Borrower or its securities for purposes of foreign, United States Federal or state securities laws.

THE PLATFORM IS PROVIDED “AS IS” AND “AS AVAILABLE”. NEITHER THE ADMINISTRATIVE AGENT NOR ANY OF ITS RELATED PARTIES WARRANTS THE ACCURACY OR COMPLETENESS OF THE COMMUNICATIONS OR THE ADEQUACY OF THE PLATFORM AND EACH EXPRESSLY DISCLAIMS LIABILITY FOR ERRORS OR OMISSIONS IN THE COMMUNICATIONS. NO WARRANTY OF ANY KIND, EXPRESS, IMPLIED OR STATUTORY, INCLUDING ANY WARRANTY OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, NON-INFRINGEMENT OF THIRD PARTY RIGHTS OR FREEDOM FROM VIRUSES OR OTHER CODE DEFECTS IS MADE BY THE ADMINISTRATIVE AGENT OR ANY OF ITS RELATED PARTIES IN CONNECTION WITH THE COMMUNICATIONS OR THE PLATFORM. IN NO EVENT SHALL THE ADMINISTRATIVE AGENT OR ANY OF ITS RELATED PARTIES HAVE ANY LIABILITY TO ANY LOAN PARTY, ANY LENDER OR ANY OTHER PERSON FOR DAMAGES OF ANY KIND, WHETHER OR NOT BASED ON STRICT LIABILITY AND INCLUDING DIRECT OR INDIRECT, SPECIAL, INCIDENTAL OR CONSEQUENTIAL DAMAGES, LOSSES OR EXPENSES (WHETHER IN TORT, CONTRACT OR OTHERWISE) ARISING OUT OF ANY LOAN PARTY’S OR THE ADMINISTRATIVE AGENT’S TRANSMISSION OF COMMUNICATIONS THROUGH THE INTERNET, EXCEPT TO THE EXTENT THE LIABILITY OF ANY SUCH PERSON IS FOUND IN A FINAL RULING BY A COURT OF COMPETENT JURISDICTION TO HAVE RESULTED PRIMARILY FROM SUCH PERSON’S GROSS NEGLIGENCE OR WILLFUL MISCONDUCT.

The Administrative Agent agrees that the receipt of communications by the Administrative Agent at its e-mail address set forth above shall constitute effective delivery of the communications to the Administrative Agent for purposes of the Loan Documents. Each Lender agrees that receipt of notice to it (as provided in the next sentence) specifying that the communications have been posted to the Platform shall constitute effective delivery of the communications to such Lender for purposes of the Loan Documents. Each Lender agrees to notify the Administrative Agent in writing (including by electronic communication) from time to time of such Lender’s e-mail address to which the foregoing notice may be sent by electronic transmission and that the foregoing notice may be sent to such e-mail address.

Nothing herein shall prejudice the right of the Administrative Agent or any Lender to give any notice or other communication pursuant to any Loan Document in any other manner specified in such Loan Document.

SECTION 9.02    Survival of Agreement. All covenants, agreements, representations and warranties made by the Borrower herein and in the certificates or other instruments prepared or delivered in connection with or pursuant to this Agreement or any other Loan Document shall be considered to have been relied upon by the Lenders and shall survive the making by the Lenders of the Loans, regardless of any investigation made by the Lenders or on their behalf, and shall continue in full force and effect as long as the principal of or any accrued interest on any Loan or any fee or any other amount payable under this Agreement or any other Loan Document is outstanding and unpaid and so long as the Commitments have not been terminated. The provisions of Sections 2.14, 2.16, 2.20, 9.05 and 9.18 shall remain operative and in full force and effect regardless of the expiration of the term of this Agreement, the consummation of the transactions contemplated hereby, the repayment of any of the Loans, the expiration of the Commitments, the invalidity or unenforceability of any term or provision of this Agreement or any other Loan Document, or any investigation made by or on behalf of the Administrative Agent, the Collateral Agent or any Lender.

SECTION 9.03    Binding Effect. This Agreement shall become effective when it shall have been executed by the Borrower and the Administrative Agent and when the Administrative Agent shall have received counterparts hereof which, when taken together, bear the signatures of each of the other parties hereto.

SECTION 9.04    Successors and Assigns. (a) Whenever in this Agreement any of the parties hereto is referred to, such reference shall be deemed to include the permitted successors and assigns of such party; and all covenants, promises and agreements by or on behalf of the Borrower, the Administrative Agent, the Collateral Agent or the Lenders that are contained in this Agreement shall bind and inure to the benefit of their respective successors and assigns.

(b)    Each Lender may assign to one or more Eligible Assignees all or a portion of its interests, rights and obligations under this Agreement (including all or a portion of its Commitment and the Loans at the time owing to it), with notice to the Borrower and the prior written consent of the Administrative Agent (not to be unreasonably withheld or delayed); provided, however, that (i) the amount of the Commitment or Loans of the assigning Lender subject to each such assignment (determined as of the date the Assignment and Acceptance with respect to such assignment is delivered to the Administrative Agent) shall be not less than $1,000,000 (with respect to an assignment of Term Loans) (or, in any case, if less, the entire remaining amount of such Lender’s Commitment or Loans of the relevant Class) without the prior written consent of the Administrative Agent and the Borrower (provided, that the consent of the Borrower shall not be required after the occurrence and during the continuance of any Event of Default referred to in paragraph (b), (c), (g) or (h) of Article VII), (ii) the parties to each such assignment shall execute and deliver to the Administrative Agent an Assignment and Acceptance via an electronic settlement system acceptable to the Administrative Agent (or, if previously agreed with the Administrative Agent, manually), and shall pay to the Administrative Agent a processing and recordation fee of $3,500 (which fee may be waived or reduced in the sole discretion of the Administrative Agent and will not apply in the case of an assignment by a Lender to an Approved Fund that is managed by such Lender or an Affiliate of such Lender or by an entity or an Affiliate of an entity that administers or manages such Lender), (iii) the assignee, if it shall not be a Lender, shall deliver to the Administrative Agent an Administrative Questionnaire and all applicable tax forms and (iv) the assignee must be or become a party to the RSA. Upon acceptance and recording pursuant to paragraph (e) of this Section 9.04, from and after the effective date specified in each Assignment and Acceptance, (A) the assignee thereunder shall be a party hereto and, to the extent of the interest assigned by such Assignment and Acceptance, have the rights and obligations of a Lender under this Agreement and (B) the assigning Lender thereunder shall, to the extent of the interest assigned by such Assignment and Acceptance, be released from its obligations under this Agreement (and, in the case of an Assignment and Acceptance covering all or the remaining portion of an assigning Lender’s rights and obligations under this Agreement, such Lender shall cease to be a party hereto but shall continue to be entitled to the benefits of Sections 2.14, 2.16, 2.20 and 9.05, as well as to any fees accrued for its account and not yet paid).

(c)    By executing and delivering an Assignment and Acceptance, the assigning Lender thereunder and the assignee thereunder shall be deemed to confirm to and agree with each other and the other parties hereto as follows: (i) such assigning Lender warrants that it is the legal and beneficial owner of the interest being assigned thereby free and clear of any adverse claim and that its Term Loan Commitment is as set forth in such Assignment and Acceptance; (ii) except as set forth in (i) above, such assigning Lender makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with this Agreement, or the execution, legality, validity, enforceability, genuineness, sufficiency or value of this Agreement, any other Loan Document or any other instrument or document furnished pursuant hereto, or the financial condition of the Borrower or any Subsidiary or the performance or observance by the Borrower or any Subsidiary of any of its obligations under this Agreement, any other Loan Document or any other instrument or document furnished pursuant hereto; (iii) such assignee represents and warrants that it is an Eligible Assignee and is legally authorized to enter into such Assignment and Acceptance; (iv) such assignee confirms that it has received a copy of this Agreement, together with copies of the most recent financial statements referred to in Section 3.05 or delivered pursuant to Section 5.04 and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into such Assignment and Acceptance; (v) such assignee will independently and without reliance upon the Administrative Agent, the Collateral Agent, such assigning Lender or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Agreement; (vi) such assignee appoints and authorizes the Administrative Agent and the Collateral Agent to take such action as agent on its behalf and to exercise such powers under this Agreement as are delegated to the Administrative Agent and the Collateral Agent, respectively, by the terms hereof, together with such powers as are reasonably incidental thereto; and (vii) such assignee agrees that it will perform in accordance with their terms all the obligations which by the terms of this Agreement are required to be performed by it as a Lender.

(d)    The Administrative Agent, acting for this purpose as a non-fiduciary agent of the Borrower, shall maintain at one of its offices in The City of New York a copy of each Assignment and Acceptance delivered to it and a register for the recordation of the names and addresses of the Lenders, and the Commitment of, and principal amount (and stated interest) of the Loans owing to, each Lender pursuant to the terms hereof from time to time (the “Register”). The entries in the Register shall be conclusive absent manifest error and the Borrower, the Administrative Agent, the Collateral Agent and the Lenders may treat each person whose name is recorded in the Register pursuant to the terms hereof as a Lender hereunder for all purposes of this Agreement, notwithstanding notice to the contrary. The Register shall be available for inspection by the Borrower, the Collateral Agent and any Lender, at any reasonable time and from time to time upon reasonable prior notice. Borrower hereby designates Administrative Agent to serve as Borrower’s agent solely for purposes of maintaining the Register as provided in this Section 9.04(d), and Borrower hereby agrees that, to the extent Administrative Agent serves in such capacity, Administrative Agent and its Related Parties shall constitute an “Indemnitee” hereunder and be indemnified in accordance with Section 9.05(b) hereunder in connection with serving in such capacity.

(e)    Upon its receipt of, and consent to, a duly completed Assignment and Acceptance executed by an assigning Lender and an assignee, an Administrative Questionnaire completed in respect of the assignee (unless the assignee shall already be a Lender hereunder), the processing and recordation fee referred to in paragraph (b) above, if applicable, and the written consent of the Administrative Agent and, if required, the Borrower to such assignment and any applicable tax forms, the Administrative Agent shall promptly (i) accept such Assignment and Acceptance and (ii) record the information contained therein in the Register. No assignment shall be effective unless it has been recorded in the Register as provided in this paragraph (e).

(f)    Each Lender may without the consent of the Borrower or the Administrative Agent sell participations to one or more banks or other persons in all or a portion of its rights and obligations under this Agreement (including all or a portion of its Commitment and the Loans owing to it); provided, however, that (i) such Lender’s obligations under this Agreement shall remain unchanged, (ii) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations, (iii) the participating banks or other persons shall be entitled to the benefit of the cost protection provisions contained in Sections 2.14, 2.16 and 2.20 to the same extent as if they were Lenders (but, with respect to any particular participant, to no greater extent than the Lender that sold the participation to such participant), it being understood that the tax forms required under Section 2.20(e) shall be delivered to the participating Lender and (iv) the Borrower, the Administrative Agent and the Lenders shall continue to deal solely and directly with such Lender in connection with such Lender’s rights and obligations under this Agreement, and such Lender shall retain the sole right to enforce the obligations of the Borrower relating to the Loans and to approve any amendment, modification or waiver of any provision of this Agreement (other than amendments, modifications or waivers decreasing any fees payable to such participating bank or person hereunder or the amount of principal of or the rate at which interest is payable on the Loans in which such participating bank or person has an interest, extending any scheduled principal payment date or date fixed for the payment of interest on the Loans in which such participating bank or person has an interest, increasing or extending the Commitments in which such participating bank or person has an interest or releasing any Subsidiary Guarantor (other than pursuant to the terms thereof or in connection with the sale of such Subsidiary Guarantor in a transaction permitted by Section 6.05) or all or substantially all of the DIP Collateral). Each Lender that sells a participation shall, acting solely for this purpose as a non-fiduciary agent of the Borrower, maintain a register on which it enters the name and address of each participant and the principal amounts (and stated interest) of each participant’s interest in the Loans or other obligations under the Loan Documents (the “Participant Register”); provided that no Lender shall have any obligation to disclose all or any portion of the Participant Register (including the identity of any participant or any information relating to a participant’s interest in any Commitments, Loans or its other obligations under any Loan Document) to any person except to the extent that such disclosure is necessary to establish that such Commitment, Loan or other obligation is in registered form under Section 5f.103-1(c) of the United States Treasury Regulations. The entries in the Participant Register shall be conclusive absent manifest error, and such Lender shall treat each person whose name is recorded in the Participant Register as the owner of such participation for all purposes of this Agreement notwithstanding any notice to the contrary. For the avoidance of doubt, the Administrative Agent (in its capacity as Administrative Agent) shall have no responsibility for maintaining a Participant Register.

(g)    Any Lender or participant may, in connection with any assignment or participation or proposed assignment or participation pursuant to this Section 9.04, disclose to the assignee or participant or proposed assignee or participant any information relating to the Borrower furnished to such Lender by or on behalf of the Borrower; provided that, prior to any such disclosure of information designated by the Borrower as confidential, each such assignee or participant or proposed assignee or participant shall execute an agreement whereby such assignee or participant shall agree (subject to customary exceptions) to preserve the confidentiality of such confidential information on terms no less restrictive than those applicable to the Lenders pursuant to Section 9.17.

(h)    Any Lender may at any time pledge or assign all or any portion of its rights under this Agreement to secure extensions of credit to such Lender or in support of obligations owed by such Lender, including any pledge or assignment to secure obligations to a Federal Reserve Bank or other central banking authority; provided that no such pledge or assignment shall release a Lender from any of its obligations hereunder or substitute any such pledgee or assignee for such Lender as a party hereto.

(i)    Notwithstanding anything to the contrary contained herein, any Lender (a “Granting Lender”) may grant to a special purpose funding vehicle (an “SPC”), identified as such in writing from time to time by the Granting Lender to the Administrative Agent and the Borrower, the option to provide to the Borrower all or any part of any Loan that such Granting Lender would otherwise be obligated to make to the Borrower pursuant to this Agreement; provided that (i) nothing herein shall constitute a commitment by any SPC to make any Loan and (ii) if an SPC elects not to exercise such option or otherwise fails to provide all or any part of such Loan, the Granting Lender shall be obligated to make such Loan pursuant to the terms hereof. The making of a Loan by an SPC hereunder shall utilize the Commitment of the Granting Lender to the same extent, and as if, such Loan were made by such Granting Lender. Each party hereto hereby agrees that no SPC shall be liable for any indemnity or similar payment obligation under this Agreement (all liability for which shall remain with the Granting Lender). In furtherance of the foregoing, each party hereto hereby agrees (which agreement shall survive the termination of this Agreement) that, prior to the date that is one year and one day after the payment in full of all outstanding commercial paper or other senior indebtedness of any SPC, it will not institute against, or join any other person in instituting against, such SPC any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings under the laws of the United States or any State thereof. In addition, notwithstanding anything to the contrary contained in this Section 9.04, any SPC may (i) with notice to, but without the prior written consent of, the Borrower and the Administrative Agent and without paying any processing fee therefor, assign all or a portion of its interests in any Loans to the Granting Lender or to any financial institutions (consented to by the Borrower and Administrative Agent) providing liquidity and/or credit support to or for the account of such SPC to support the funding or maintenance of Loans and (ii) disclose on a confidential basis any non-public information relating to its Loans to any investor, potential investor, rating agency, commercial paper dealer, collateral manager, servicer or provider of any surety, guarantee or credit or liquidity enhancement to such SPC.

(j)    The Borrower shall not assign or delegate any of its rights or duties hereunder without the prior written consent of the Administrative Agent and each Lender, and any attempted assignment without such consent shall be null and void.

SECTION 9.05    Expenses; Indemnity. (a) The Borrower agrees to pay all reasonable and documented out-of-pocket expenses incurred by the Administrative Agent, the Collateral Agent and the Lenders in connection with the preparation and administration of this Agreement and the other Loan Documents or in connection with any amendments, modifications or waivers of the provisions hereof or thereof (whether or not the transactions hereby or thereby contemplated shall be consummated) or incurred by the Administrative Agent, the Collateral Agent or any Lender in connection with the enforcement or protection of its rights in connection with this Agreement and the other Loan Documents, including its rights under this Section 9.05, or in connection with the Loans made issued hereunder, including all such out-of-pocket expenses incurred during any workout, restructuring or negotiations in respect of such Loans, and including the fees, charges and disbursements of Kirkland & Ellis LLP, the fees, charges and disbursements of Wilmer Cutler Pickering Hale and Dorr LLP, counsel for the Administrative Agent and the Collateral Agent (and one local bankruptcy counsel for the Administrative Agent and the Collateral Agent), and the fees, charges and disbursements of the Lender Financial Advisor and, in connection with any such enforcement or protection, the fees, charges and disbursements of one counsel in each relevant jurisdiction (and any such additional counsel, if necessary, as a result of actual or potential conflicts of interest) for the Administrative Agent, the Collateral Agent and the Lenders.

(b)    The Borrower agrees to indemnify the Administrative Agent, the Collateral Agent, each Lender and each Related Party of any of the foregoing persons (each such person being called an “Indemnitee”) against, and to hold each Indemnitee harmless from, any and all losses, claims, damages, liabilities, penalties and related reasonable out-of-pocket expenses, including reasonable fees, charges and disbursements of one counsel in each relevant jurisdiction (and any such additional counsel, if necessary, as a result of actual or potential conflicts of interest) for all Indemnitees, incurred by or asserted against any Indemnitee arising out of, in any way connected with, or as a result of (i) the execution or delivery of this Agreement or any other Loan Document or any agreement or instrument contemplated thereby, the performance by the parties thereto of their respective obligations thereunder or the consummation of the Transactions or any related transaction and the other transactions contemplated thereby (including the syndication of the Credit Facilities), or, in the case of the Administrative Agent or Collateral Agent (and any sub-agent thereof) and its Related Parties only, the administration of this Agreement and the other Loan Documents, (ii) the use of the proceeds of the Loans, (iii) any claim, litigation, investigation or proceeding relating to any of the foregoing, whether or not any Indemnitee is a party thereto (and regardless of whether such matter is initiated by a third party or by the Borrower, any other Loan Party or any of their respective Affiliates), or (iv) any actual or alleged presence or Release of Hazardous Materials on any property currently or formerly owned or operated by the Borrower or any of the Subsidiaries, or any Environmental Liability related in any way to the Borrower or the Subsidiaries; provided that such indemnity shall not, as to any Indemnitee, be available to the extent that such losses, claims, damages, liabilities, penalties or related expenses (x) are determined by a court of competent jurisdiction by final judgment to have resulted primarily from (1) the gross negligence, bad faith or willful misconduct of such Indemnitee or (2) a material breach of the obligations under this Agreement of such Indemnitee or any of such Indemnitee’s Affiliates or of any of its or their respective officers, directors, employees, agents, advisors or other representatives of the foregoing under this Agreement (as determined by a court of competent jurisdiction in a final and nonappealable decision) or (y) result from any proceeding (other than a proceeding against a party hereto acting pursuant to this Agreement or in its capacity as such or of any of its Affiliates or its or their respective officers, directors, employees, agents, advisors and other representatives and the successors of each of the foregoing) solely between or among Indemnitees not arising from any act or omission of a Loan Party or any of its Affiliates.

(c)    To the extent that the Borrower fails to pay any amount required to be paid by it to the Administrative Agent or the Collateral Agent under paragraph (a) or (b) of this Section, each Lender severally agrees to pay to the Administrative Agent or the Collateral Agent, as the case may be, such Lender’s pro rata share (determined as of the time that the applicable unreimbursed expense or indemnity payment is sought) of such unpaid amount; provided that the unreimbursed expense or indemnified loss, claim, damage, liability or related expense, as the case may be, was incurred by or asserted against the Administrative Agent or the Collateral Agent (or any sub-agent of the foregoing) in its capacity as such. For purposes hereof, a Lender’s “pro rata share” shall be determined based upon its share of the sum of the outstanding Term Loans and unused Commitments at the time.

(d)    To the extent permitted by applicable law, neither the Borrower nor any Indemnitee shall assert, and each hereby waives, any claim against any Indemnitee or the Borrower and each of their respective Affiliates, as applicable, on any theory of liability, for special, indirect, consequential or punitive damages (as opposed to direct or actual damages) arising out of, in connection with, or as a result of, this Agreement or any Loan Document or other agreement or instrument contemplated hereby, the Transactions or any Loan or the use of the proceeds thereof; provided, that nothing contained in this sentence shall limit the Borrower’s indemnification obligations above to the extent such special, indirect, consequential and punitive damages are included in any third party claim in connection with which any Indemnitee is entitled to indemnification hereunder.

(e)    No Indemnitee referred to above shall be liable for any damages arising from the use by unintended recipients of any information or other materials distributed by it through telecommunications, electronic or other information transmission systems in connection with this Agreement or the other Loan Documents or the transactions contemplated hereby or thereby.

(f)    The provisions of this Section 9.05 shall remain operative and in full force and effect regardless of the expiration of the term of this Agreement, the consummation of the transactions contemplated hereby, the repayment of any of the Loans, the expiration of the Commitments, the invalidity or unenforceability of any term or provision of this Agreement or any other Loan Document, or any investigation made by or on behalf of the Administrative Agent, the Collateral Agent or any Lender. All amounts due under this Section 9.05 shall be payable, within 30 days of written demand therefor with a reasonably detailed summary of the amounts claimed.

SECTION 9.06    Right of Setoff. If an Event of Default shall have occurred and be continuing, each Lender or an Affiliate of such Lender is hereby authorized at any time and from time to time, except to the extent prohibited by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other indebtedness at any time owing by such Lender or an Affiliate of such Lender to or for the credit or the account of the Borrower against any of and all the obligations of the Borrower now or hereafter existing under this Agreement and other Loan Documents held by such Lender, provided that at such time such obligations are due or payable. The rights of each Lender and Affiliates of such Lender under this Section 9.06 are in addition to other rights and remedies (including other rights of setoff) which such Lender or an Affiliate of such Lender may have. Notwithstanding anything to the contrary contained herein or in any other Loan Document, each Secured Party expressly waives its right of setoff (and any similar right including bankers’ liens) with respect to all lockboxes, deposit accounts and other cash management accounts maintained by any grantor and into which any collections for Government Accounts are deposited. For purposes hereof, “Government Accounts” means all accounts on which any federal or state government unit or any intermediary for any federal or state government unit is the obligor.

SECTION 9.07    Applicable Law. THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS (OTHER THAN AS EXPRESSLY SET FORTH IN OTHER LOAN DOCUMENTS) SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

SECTION 9.08    Waivers; Amendment. (a) No failure or delay of the Administrative Agent, the Collateral Agent or any Lender in exercising any power or right hereunder or under any other Loan Document shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the Administrative Agent, the Collateral Agent and the Lenders hereunder and under the other Loan Documents are cumulative and are not exclusive of any rights or remedies that they would otherwise have. No waiver of any provision of this Agreement or any other Loan Document or consent to any departure by the Borrower or any other Loan Party therefrom shall in any event be effective unless the same shall be permitted by paragraph (b) below, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. No notice or demand on the Borrower in any case shall entitle the Borrower to any other or further notice or demand in similar or other circumstances.

(b)    Neither this Agreement nor any provision hereof, may be waived, amended or modified except pursuant to an agreement or agreements in writing entered into by the Borrower and the Required Lenders; provided, however, that no such agreement shall (i) decrease the principal amount of, or extend the maturity of or any scheduled principal payment date or date for the payment of any interest on any Loan, or waive or excuse any such payment or any part thereof, or decrease the rate of interest on any Loan, without the prior written consent of each Lender directly adversely affected thereby, (ii) increase or extend the Commitment or decrease or extend the date for payment of any fees or any other amount due and payable hereunder to any Lender without the prior written consent of such Lender, (iii) amend or modify the pro rata requirements of Section 2.17, the sharing provisions of Section 2.18, the provisions of Section 9.04(j) or the provisions of this Section or release all or substantially all of the value of the Subsidiary Guarantors (other than pursuant to the terms hereof or thereof or in connection with the sale of such Subsidiary Guarantor in a transaction permitted by Section 6.05) or all or substantially all of the DIP Collateral (or subordinate the Liens in favor of the Collateral Agent on all or substantially all of the DIP Collateral), without the prior written consent of each Lender, (iv) change the provisions of any Loan Document in a manner that by its terms adversely affects the rights in respect of payments due to Lenders holding Loans of one Class differently from the rights of Lenders holding Loans of any other Class without the prior written consent of Lenders holding a majority in interest of the outstanding Loans and unused Commitments of each adversely affected Class, (v) modify the protections afforded to an SPC pursuant to the provisions of Section 9.04(i) without the written consent of such SPC, (vi) [reserved], (vii) reduce the percentage contained in the definition of the term “Required Lenders”, or impose additional restrictions on the ability of the Lenders to assign their rights and obligations under the Loan Documents, without the prior written consent of each Lender (it being understood that with the consent of the Required Lenders, additional extensions of credit pursuant to this Agreement may be included in the determination of the Required Lenders on substantially the same basis as the Term Loan Commitments on the date hereof), or (viii) reduce the number or percentage of the Lenders required to consent, approve or otherwise take any action under the Loan Documents without the prior written consent of each Lender affected thereby; provided further that (A) no such agreement shall amend, modify or otherwise affect the rights or duties of the Administrative Agent or Collateral Agent hereunder or under any other Loan Document without the prior written consent of the Administrative Agent or the Collateral Agent; and (B) the Borrower and the Administrative Agent may amend or supplement this Agreement and any other Loan Documents, without the consent of any Lender, in order to (x) cure an obvious error or any error or omission of a technical or immaterial nature or (y) cause any other Loan Documents to be consistent with this Agreement.

SECTION 9.09    Certain Releases of Guarantees and Security Interests. (a) Upon the closing of any Asset Sale consisting of the sale, transfer or other disposition of all of the Equity Interests of any Subsidiary Guarantor permitted pursuant to Section 6.05, (i) the obligations of such Subsidiary Guarantor pursuant to the Guarantee and Collateral Agreement shall automatically be discharged and released without any further action by the Collateral Agent or any Lender, and (ii) the Administrative Agent and the Lenders will, upon the reasonable request and at the sole expense of the Borrower, execute and deliver any instrument or other document in a form acceptable to the Collateral Agent which may reasonably be required to evidence such discharge and release, all without representation, recourse or warranty.

(b)    Upon the closing of any Asset Sale consisting of the sale, transfer or other disposition of Equity Interests of any Subsidiary Guarantor or any other Subsidiary of the Borrower permitted pursuant to Section 6.05, (i) the Collateral Agent shall release to the Borrower, without representation, warranty or recourse, express or implied, the pledged Equity Interests issued by such Subsidiary Guarantor and any pledged Equity Interests issued by any other Subsidiary, as applicable, held by such Subsidiary Guarantor, (ii) the Collateral Agent shall release its security interest in all DIP Collateral of such Subsidiary, and (iii) the Collateral Agent will, upon the request and at the sole expense of the Borrower, execute and deliver any instrument or other document in a form acceptable to the Collateral Agent which may reasonably be required to evidence such release.

(c)    [reserved].

(d)    The Collateral Agent will, upon the request and at the sole expense of the Borrower, execute and deliver any instrument or other document in a form acceptable to the Collateral Agent which may be reasonably be required to discharge and release, all without representation, recourse or warranty, any Lien on any DIP Collateral granted to or held by the Collateral Agent under any Loan Document (i) upon termination of the Commitments and payment in full of the principal and interest on each Loan, all fees and all other expenses or amounts payable under any Loan Document, (ii) that is sold, transferred or otherwise disposed of or to be sold, transferred or otherwise disposed of as part of or in connection with any sale, transfer or other disposition permitted hereunder to a person other than the Borrower or any Subsidiary Guarantor, and upon consummation by the Borrower or any Subsidiary of any such sale, transfer or other disposition, any Lien granted by the Borrower or such Subsidiary under the Loan Documents on such DIP Collateral shall automatically be discharged and released, and (iii) the Collateral Agent and the Lenders will, upon the request and at the sole expense of the Borrower, execute and deliver any instrument or other document in a form acceptable to the Collateral Agent which may reasonably be required to evidence such discharge and release, all without representation, recourse or warranty.

(e)    The Lenders hereby irrevocably authorize each of the Agents, at their option and in its discretion, to take the actions described in this Section 9.09. Upon request by any Agent at any time, the Borrower shall deliver a certificate to such Agent stating that any sale, transfer or other disposition described in this Section 9.09 is permitted under the Loan Documents. Upon request by any Agent at any time, the Required Lenders will confirm in writing the Agents’ authority to release or subordinate its interest in particular types or items of property, or to release any Subsidiary Guarantor from its obligations, in each case pursuant to this Section 9.09. The Agents shall not be responsible for or have a duty to ascertain or inquire into any representation or warranty regarding the existence, value or collectability of the Collateral, the existence, priority or perfection of the Collateral Agent’s Lien thereon, or any certificate prepared by any Loan Party in connection therewith, nor shall the Administrative Agent be responsible or liable to the Lenders for any failure to monitor or maintain any portion of the Collateral.

SECTION 9.10    Interest Rate Limitation. Notwithstanding anything herein to the contrary, if at any time the interest rate applicable to any Loan, together with all fees, charges and other amounts which are treated as interest on such Loan under applicable law (collectively the “Charges”), shall exceed the maximum lawful rate (the “Maximum Rate”) which may be contracted for, charged, taken, received or reserved by the Lender holding such Loan or participation in accordance with applicable law, the rate of interest payable in respect of such Loan or participation hereunder, together with all Charges payable in respect thereof, shall be limited to the Maximum Rate and, to the extent lawful, the interest and Charges that would have been payable in respect of such Loan or participation but were not payable as a result of the operation of this Section 9.10 shall be cumulated and the interest and Charges payable to such Lender in respect of other Loans or participations or periods shall be increased (but not above the Maximum Rate therefor) until such cumulated amount, together with interest thereon at the Federal Funds Effective Rate to the date of repayment, shall have been received by such Lender.

SECTION 9.11    Entire Agreement. This Agreement and the other Loan Documents constitute the entire contract between the parties relative to the subject matter hereof. Any other previous agreement among the parties with respect to the subject matter hereof is superseded by this Agreement and the other Loan Documents. Nothing in this Agreement or in the other Loan Documents, expressed or implied, is intended to confer upon any person (other than the parties hereto and thereto, their respective successors and assigns permitted hereunder) and, to the extent expressly contemplated hereby, the Related Parties of each of the Administrative Agent, the Collateral Agent and the Lenders any rights, remedies, obligations or liabilities under or by reason of this Agreement or the other Loan Documents.

SECTION 9.12    WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS. EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS, AS APPLICABLE, BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 9.12.

SECTION 9.13    Severability. In the event any one or more of the provisions contained in this Agreement or in any other Loan Document should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and therein shall not in any way be affected or impaired thereby (it being understood that the invalidity of a particular provision in a particular jurisdiction shall not in and of itself affect the validity of such provision in any other jurisdiction). The parties shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

SECTION 9.14    Orders Control. To the extent that any specific provision hereof is inconsistent with any of the Orders, the Interim Order or Final Order (as applicable) shall control.

SECTION 9.15    Headings. Article and Section headings and the Table of Contents used herein are for convenience of reference only, are not part of this Agreement and are not to affect the construction of, or to be taken into consideration in interpreting, this Agreement.

SECTION 9.16    Jurisdiction; Consent to Service of Process. (a) During the pendency of the Cases, each party to this Agreement hereby irrevocably and unconditionally submits, for itself and its property, to the exclusive jurisdiction of the Bankruptcy Court, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement or the other Loan Documents, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that, during the pendency of the Cases, all claims in respect of any such action or proceeding may be heard and determined in such Bankruptcy Court. Following the close of the Cases, the Borrower hereby irrevocably and unconditionally submits, for itself and its property, to the exclusive jurisdiction of any New York State court or Federal court of the United States of America sitting in New York City, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement or the other Loan Documents, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State or, to the extent permitted by law, in such Federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement shall affect any right that the Administrative Agent, the Collateral Agent or any Lender may otherwise have to bring any action or proceeding relating to this Agreement or the other Loan Documents against the Borrower or its properties in the courts of any jurisdiction following the close of the Cases.

(b)    The Borrower hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement or the other Loan Documents during the pendency of the Cases in the Bankruptcy Court or, following the close of the Cases, in any New York State or Federal court. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

(c)    Each party to this Agreement irrevocably consents to service of process in the manner provided for notices in Section 9.01. Nothing in this Agreement will affect the right of any party to this Agreement to serve process in any other manner permitted by law.

SECTION 9.17    Confidentiality. Each of the Administrative Agent, the Collateral Agent and the Lenders agrees to maintain the confidentiality of the Information (as defined below), except that Information may be disclosed (a) to its and its Affiliates’ officers, directors, employees and agents, including accountants, legal counsel, numbering, administration and settlement service providers, and other advisors (it being understood that the persons to whom such disclosure is made will be informed of the confidential nature of such Information and instructed to keep such Information confidential), (b) to the extent requested by any regulatory authority or quasi-regulatory authority (such as the National Association of Insurance Commissioners), (c) to the extent required by applicable laws or regulations or by any subpoena or similar legal process, (d) in connection with the exercise of any remedies hereunder or under the other Loan Documents or any suit, action or proceeding relating to the enforcement of its rights hereunder or thereunder, (e) subject to an agreement containing provisions substantially the same as those of this Section 9.17, to (i) any actual or prospective assignee of or participant in any of its rights or obligations under this Agreement and the other Loan Documents or (ii) any actual or prospective counterparty (or its advisors) to any swap or derivative transaction relating to the Borrower or any Subsidiary or any of their respective obligations, (f) with the consent of the Borrower or (g) to the extent such Information becomes publicly available other than as a result of a breach of this Section 9.17. For the purposes of this Section, “Information” shall mean all information received from the Borrower and related to the Borrower or its business, other than any such information that was available to the Administrative Agent, the Collateral Agent or any Lender on a nonconfidential basis prior to its disclosure by the Borrower; provided that any Lender, the Administrative Agent or the Collateral Agent shall use commercially reasonable efforts give the Borrower prior notice of any disclosure pursuant to clause (c) to the extent permissible and reasonably practicable, except with respect to any audit or examination conducted by bank accountants or any governmental regulatory authority exercising examination or regulatory authority. Any person required to maintain the confidentiality of Information as provided in this Section 9.17 shall be considered to have complied with its obligation to do so if such person has exercised the same degree of care to maintain the confidentiality of such Information as such person would accord its own confidential information.

SECTION 9.18    USA PATRIOT Act Notice. Each Lender and the Administrative Agent (for itself and not on behalf of any Lender) hereby notifies the Borrower that pursuant to the requirements of the USA PATRIOT Act, it is required to obtain, verify and record information that identifies the Borrower, which information includes the name and address of the Borrower or such Subsidiary and other information that will allow such Lender or the Administrative Agent, as applicable, to identify the Borrower or such Subsidiary in accordance with the USA PATRIOT Act.

SECTION 9.19    Acknowledgement and Consent to Bail-In of EEA Financial Institutions. Notwithstanding anything to the contrary in any Loan Document or in any other agreement, arrangement or understanding among the parties hereto, each party hereto acknowledges that any liability of any EEA Financial Institution arising under any Loan Document, to the extent such liability is unsecured, may be subject to the write-down and conversion powers of an EEA Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by:

(a)    the application of any Write-Down and Conversion Powers by an EEA Resolution Authority to any such liabilities arising hereunder which may be payable to it by any party hereto that is an EEA Financial Institution; and

(b)    the effects of any Bail-in Action on any such liability, including, if applicable:

(i)    a reduction in full or in part or cancellation of any such liability;

(ii)    a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such EEA Financial Institution, its parent entity, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Agreement or any other Loan Document; or

(iii)    the variation of the terms of such liability in connection with the exercise of the write-down and conversion powers of any EEA Resolution Authority.

The following terms shall for purposes of this Section have the meanings set forth below:

“Bail-In Action” means the exercise of any Write-Down and Conversion Powers by the applicable EEA Resolution Authority in respect of any liability of such EEA Financial Institution.

“Bail-In Legislation” means, with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law for such EEA Member Country from time to time which is described in the EU Bail-In Legislation Schedule.

“EEA Financial Institution” means (a) any credit institution or investment firm established in any EEA Member Country which is subject to the supervision of an EEA Resolution Authority, (b) any entity established in an EEA Member Country which is a parent of an institution described in clause (a) of this definition, or (c) any financial institution established in an EEA Member Country which is a subsidiary of an institution described in clause (a) or (b) of this definition and is subject to consolidated supervision with its parent.

“EEA Member Country” means any member state of the European Union, Iceland, Liechtenstein and Norway.

“EEA Resolution Authority” means any public administrative authority or any person entrusted with public administrative authority of any EEA Member Country (including any delegee) having responsibility for the resolution of any EEA Financial Institution.

“EU Bail-In Legislation Schedule” means the EU Bail-In Legislation Schedule published by the Loan Market Association (or any successor person), as in effect from time to time.

“Write-Down and Conversion Powers” means, with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail-In Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule.

SECTION 9.20    No Fiduciary Relationship. The Borrower, on behalf of itself and its subsidiaries, agrees that in connection with all aspects of the transactions contemplated hereby and any communications in connection therewith, the Borrower, the other Subsidiaries and their Affiliates, on the one hand, and the Administrative Agent, the Collateral Agent, the Lenders and their Affiliates, on the other hand, will have a business relationship that does not create, by implication or otherwise, any fiduciary duty on the part of the Administrative Agent, the Collateral Agent, the Lenders or their Affiliates, and no such duty will be deemed to have arisen in connection with any such transactions or communications. The Administrative Agent, the Collateral Agent, the Lenders and their Affiliates may be engaged, for their own accounts or the accounts of customers, in a broad range of transactions that involve interests that differ from those of the Borrower and their Affiliates, and none of the Administrative Agent, the Collateral Agent, the Lenders and their Affiliates has any obligation to disclose any of such interests to the Borrower or any of their Affiliates. To the fullest extent permitted by law, the Borrower hereby waives and releases any claims that it or any of its Affiliates may have against the Administrative Agent, the Collateral Agent, the Lenders and their Affiliates with respect to any breach or alleged breach of agency or fiduciary duty in connection with any aspect of any transaction contemplated hereby.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

QUORUM HEALTH CORPORATION, as the
Borrower

By:	/s/ Lee C. Fleck

Name: Lee C. Fleck
Title: Vice President of Finance and Treasurer

[Signature Page to Credit Agreement]

GLAS AMERICAS LLC, as Administrative Agent

By:	/s/ Yana Kislenko

Name:	Yana Kislenko
Title:	Vice President

GLAS AMERICAS LLC, as Collateral Agent

By:	/s/ Yana Kislenko

Name:	Yana Kislenko
Title:	Vice President

[Signature Page to Credit Agreement]

ANNA HOSPITAL CORPORATION
BIG BEND HOSPITAL CORPORATION
BIG SPRING HOSPITAL CORPORATION BLUE
ISLAND HOSPITAL COMPANY, LLC BLUE
ISLAND ILLINOIS HOLDINGS, LLC BLUE
RIDGE GEORGIA HOLDINGS, LLC
CSRA HOLDINGS, LLC
DEMING HOSPITAL CORPORATION
DHSC, LLC
EVANSTON HOSPITAL CORPORATION
FORREST CITY ARKANSAS HOSPITAL
COMPANY, LLC
FORT PAYNE HOSPITAL CORPORATION
GRANITE CITY HOSPITAL CORPORATION
GRANITE CITY ILLINOIS HOSPITAL COMPANY, LLC
HOSPITAL OF BARSTOW, INC.
HOSPITAL OF LOUISA, INC.
JACKSON HOSPITAL CORPORATION
MASSILLON HOLDINGS, LLC
MARION HOSPITAL CORPORATION
MASSILLON COMMUNITY HEALTH SYSTEM LLC
MASSILLON HEALTH SYSTEM LLC
MCKENZIE TENNESSEE HOSPITAL COMPANY, LLC
MMC OF NEVADA, LLC
MONROE HMA, LLC
NATIONAL HEALTHCARE OF MT. VERNON, INC.
PHILLIPS HOSPITAL COMPANY, LLC
QHC CALIFORNIA HOLDINGS, LLC QHCCS, LLC
QHG OF MASSILLON, INC.
QUORUM HEALTH INVESTMENT COMPANY, LLC
QUORUM HEALTH RESOURCES, LLC
RED BUD HOSPITAL CORPORATION
RED BUD ILLINOIS HOSPITAL COMPANY, LLC
SAN MIGUEL HOSPITAL CORPORATION
TOOELE HOSPITAL CORPORATION
GALESBURG HOSPITAL CORPORATION
MWMC HOLDINGS, LLC
FORREST CITY HOLDINGS, LLC

[Signature Page to Credit Agreement]

TRIAD OF OREGON, LLC
WAUKEGAN HOSPITAL CORPORATION
WAUKEGAN ILLINOIS HOSPITAL COMPANY, LLC
WILLIAMSTON HOSPITAL CORPORATION, each as a Guarantor

By:	/s/ Lee C. Fleck

Name: Lee C. Fleck
Title: Vice President of Finance and Treasurer

[Signature Page to Credit Agreement]

LENDER SIGNATURE PAGE TO

QUORUM HEALTH CORPORATION

CREDIT AGREEMENT

Name of Lender: YORK GLOBAL FINANCE
BDH, LLC

By:	/s/ Richard P. Swanson

Name:	Richard P. Swanson
Title:	Chief Legal Officer

By:

Name:
Title:

LENDER SIGNATURE PAGE TO

QUORUM HEALTH CORPORATION

CREDIT AGREEMENT

Name of Lender: OHA BCSS SSD II, L.P.

By: OHA BCSS SSD GenPar II, LLC, its general partner

By: OHA Global PE GenPar, LLC, its managing member

By: OHA Global PE MGP, LLC, its managing member

By:	/s/ Gregory S. Rubin
Name: Gregory S. Rubin
Title: Authorized Signatory

LENDER SIGNATURE PAGE TO

QUORUM HEALTH CORPORATION

CREDIT AGREEMENT

Name of Lender: OHA MPS SSD II, L.P.

By: OHA MPS SSD GenPar II, LLC, its general partner

By: OHA Global PE GenPar, LLC, its managing member

By: OHA Global PE MGP, LLC, its managing member

By:	/s/ Gregory S. Rubin

Name: Gregory S. Rubin
Title: Authorized Signatory

LENDER SIGNATURE PAGE TO

QUORUM HEALTH CORPORATION

CREDIT AGREEMENT

Name of Lender: The Coca-Cola Company Master
Retirement Trust

By: Oak Hill Advisors, L.P., as Investment Manager

By: Oak Hill Advisors GenPar, L.P., its general partner

By: Oak Hill Advisors MGP, Inc., its managing general partner

By:	/s/ Gregory S. Rubin
Name: Gregory S. Rubin
Title: Authorized Signatory

LENDER SIGNATURE PAGE TO

QUORUM HEALTH CORPORATION

CREDIT AGREEMENT

Name of Lender: OHA Diversified Credit Strategies
Fund Master, L.P.

By: OHA Diversified Credit Strategies GenPar,
LLC, its general partner

By:	OHA Global GenPar, LLC, its managing member

By:	OHA Global MGP, LLC, its managing member

By:	/s/ Gregory S. Rubin
Name: Gregory S. Rubin
Title: Authorized Signatory

LENDER SIGNATURE PAGE TO

QUORUM HEALTH CORPORATION

CREDIT AGREEMENT

Name of Lender: OHA Diversified Credit Strategies
Fund (Parallel), L.P.

By: OHA Diversified Credit Strategies GenPar, LLC,
its general partner

By:	OHA Global GenPar, LLC,
its managing member

By:	OHA Global MGP, LLC,
its managing member

By:	/s/ Gregory S. Rubin

Name: Gregory S. Rubin
Title: Authorized Signatory

LENDER SIGNATURE PAGE TO

QUORUM HEALTH CORPORATION

CREDIT AGREEMENT

Name of Lender: OHA Enhanced Credit Strategies Master Fund, L.P.

By:	OHA Enhanced Credit Strategies GenPar, LLC, its general partner

By:	OHA Global GenPar, LLC, its managing member

By:	OHA Global MGP, LLC, its managing member

By:	/s/ Gregory S. Rubin

Name: Gregory S. Rubin
Title: Authorized Signatory

LENDER SIGNATURE PAGE TO

QUORUM HEALTH CORPORATION

CREDIT AGREEMENT

Name of Lender: Future Fund Board of Guardians

By:	Oak Hill Advisors, L.P., as Investment Manager

By:	Oak Hill Advisors GenPar, L.P., its general partner

By:	Oak Hill Advisors MGP, Inc., its managing general partner

By:	/s/ Gregory S. Rubin

Name: Gregory S. Rubin
Title: Authorized Signatory

LENDER SIGNATURE PAGE TO

QUORUM HEALTH CORPORATION

CREDIT AGREEMENT

Name of Lender: Indiana Public Retirement System

By:	Oak Hill Advisors, L.P., as Investment Manager

By:	Oak Hill Advisors GenPar, L.P., its general partner

By:	Oak Hill Advisors MGP, Inc., its managing general partner

By:	/s/ Gregory S. Rubin

Name: Gregory S. Rubin
Title: Authorized Signatory

LENDER SIGNATURE PAGE TO

QUORUM HEALTH CORPORATION

CREDIT AGREEMENT

Name of Lender: Lerner Enterprises, LLC

By:	Oak Hill Advisors, L.P., as Investment Manager

By:	Oak Hill Advisors GenPar, L.P., its general partner

By:	Oak Hill Advisors MGP, Inc., its managing general partner

By:	/s/ Gregory S. Rubin

Name: Gregory S. Rubin
Title: Authorized Signatory

LENDER SIGNATURE PAGE TO

QUORUM HEALTH CORPORATION

CREDIT AGREEMENT

Name of Lender: Northwell Health, Inc.

By:	Oak Hill Advisors, L.P., as Investment Manager

By:	Oak Hill Advisors GenPar, L.P., its general partner

By:	Oak Hill Advisors MGP, Inc., its managing general partner

By:	/s/ Gregory S. Rubin

Name: Gregory S. Rubin
Title: Authorized Signatory

LENDER SIGNATURE PAGE TO

QUORUM HEALTH CORPORATION

CREDIT AGREEMENT

Name of Lender: OCA OHA Credit Fund LLC, an individual series of OCA Investment Partners LLC

By:	Oak Hill Advisors, L.P., as Investment Manager

By:	Oak Hill Advisors GenPar, L.P., its general partner

By:	Oak Hill Advisors MGP, Inc., its managing general partner

By:	/s/ Gregory S. Rubin

Name: Gregory S. Rubin
Title: Authorized Signatory

LENDER SIGNATURE PAGE TO

QUORUM HEALTH CORPORATION

CREDIT AGREEMENT

Name of Lender: OHA Centre Street Partnership, L.P.

By:	OHA Centre Street GenPar, LLC, its general partner

By:	OHA Centre Street MGP, LLC, its managing member

By:	/s/ Gregory S. Rubin

Name: Gregory S. Rubin
Title: Authorized Signatory

LENDER SIGNATURE PAGE TO

QUORUM HEALTH CORPORATION

CREDIT AGREEMENT

Name of Lender: OHA MD Opportunistic Credit
Master Fund, L.P.

By:	OHA MD Opportunistic Credit GenPar, LLC, its general partner

By:	OHA Global GenPar, LLC, its managing member

By:	OHA Global MGP, LLC, its managing member

By:	/s/ Gregory S. Rubin
Name: Gregory S. Rubin
Title: Authorized Signatory

LENDER SIGNATURE PAGE TO

QUORUM HEALTH CORPORATION

CREDIT AGREEMENT

Name of Lender: OHAT Credit Fund, L.P.

By:	OHAT Credit GenPar, LLC, its general partner

By:	OHA Global GenPar, LLC, its managing member

By:	OHA Global MGP, LLC, its managing member

By:	/s/ Gregory S. Rubin

Name: Gregory S. Rubin
Title: Authorized Signatory

LENDER SIGNATURE PAGE TO

QUORUM HEALTH CORPORATION

CREDIT AGREEMENT

Name of Lender: OHA Delaware Customized
Credit Fund Holdings, L.P.

By:	OHA Delaware Customized Credit Fund
GenPar, LLC, its general partner

By:	OHA Global GenPar, LLC, its managing member

By:	OHA Global MGP, LLC, its managing member

By:	/s/ Gregory S. Rubin

Name: Gregory S. Rubin
Title: Authorized Signatory

LENDER SIGNATURE PAGE TO

QUORUM HEALTH CORPORATION

CREDIT AGREEMENT

Name of Lender: Illinois State Board of Investment

By:	Oak Hill Advisors, L.P., as Investment Manager

By:	Oak Hill Advisors GenPar, L.P., its general partner

By:	Oak Hill Advisors MGP, Inc., its managing general partner

By:	/s/ Gregory S. Rubin
Name: Gregory S. Rubin
Title: Authorized Signatory

LENDER SIGNATURE PAGE TO

QUORUM HEALTH CORPORATION

CREDIT AGREEMENT

Name of Lender: OHA Strategic Credit Master
Fund II, L.P.

By:	OHA Strategic Credit II GenPar, LLC, its general partner

By:	OHA Global PE GenPar, LLC, its managing member

By:	OHA Global PE MGP, LLC, its managing member

By:	/s/ Gregory S. Rubin
Name: Gregory S. Rubin
Title: Authorized Signatory

LENDER SIGNATURE PAGE TO

QUORUM HEALTH CORPORATION

CREDIT AGREEMENT

Name of Lender: OHA Structured Products Master
Fund D, L.P.

By:	OHA Structured Products D GenPar, LLC, its general partner

By:	OHA Global PE GenPar, LLC, its managing member

By:	OHA Global PE MGP, LLC, its managing member

By:	/s/ Gregory S. Rubin
Name: Gregory S. Rubin
Title: Authorized Signatory

LENDER SIGNATURE PAGE TO

QUORUM HEALTH CORPORATION

CREDIT AGREEMENT

Name of Lender: MIDTOWN ACQUISITIONS L.P.

By: Midtown Acquisitions GP LLC, its general partner

By:	/s/ Gabriel T. Schwartz
Name: Gabriel T. Schwartz
Title: Manager

LENDER SIGNATURE PAGE TO

QUORUM HEALTH CORPORATION

CREDIT AGREEMENT

Name of Lender: DKLDO IV TRADING
SUBSIDIARY LP

By: Davidson Kempner Long-Term Distressed
Opportunities GP IV LLC, its general partner

By:	/s/ Gabriel T. Schwartz
Name: Gabriel T. Schwartz
Title: Co-Deputy Executive Managing Member

LENDER SIGNATURE PAGE TO

QUORUM HEALTH CORPORATION

CREDIT AGREEMENT

Name of Lender: CENTURYLINK, INC.
DEFINED BENEFIT MASTER TRUST
By:	GoldenTree Asset Management, LP

By:	/s/ Karen Weber

Name: Karen Weber
Title: Director, Operations

LENDER SIGNATURE PAGE TO

QUORUM HEALTH CORPORATION

CREDIT AGREEMENT

Name of Lender: CROWN MANAGED
ACCOUNTS SPC - CROWN/GT SEGREGATED
PORTFOLIO
By:	GoldenTree Asset Management, LP

By:	/s/ Karen Weber

Name: Karen Weber
Title: Director, Operations

LENDER SIGNATURE PAGE TO

QUORUM HEALTH CORPORATION

CREDIT AGREEMENT

Name of Lender: FS CREDIT INCOME FUND
By:	GoldenTree Asset Management, LP

By:	/s/ Karen Weber

Name: Karen Weber
Title: Director, Operations

LENDER SIGNATURE PAGE TO

QUORUM HEALTH CORPORATION

CREDIT AGREEMENT

Name of Lender: FS MULTI ALTERNATIVE
CREDIT LLC
By:	GoldenTree Asset Management, LP

By:	/s/ Karen Weber

Name: Karen Weber
Title: Director, Operations

LENDER SIGNATURE PAGE TO

QUORUM HEALTH CORPORATION

CREDIT AGREEMENT

Name of Lender: GN3 SIP LIMITED
By:	GoldenTree Asset Management, LP

By:	/s/ Karen Weber

Name: Karen Weber
Title: Director, Operations

LENDER SIGNATURE PAGE TO

QUORUM HEALTH CORPORATION

CREDIT AGREEMENT

Name of Lender: GOLDENTREE HIGH
YIELD VALUE FUND OFFSHORE
(STRATEGIC), LTD.
By:	GoldenTree Asset Management, LP

By:	/s/ Karen Weber

Name: Karen Weber
Title: Director, Operations

LENDER SIGNATURE PAGE TO

QUORUM HEALTH CORPORATION

CREDIT AGREEMENT

Name of Lender: GOLDENTREE INSURANCE
FUND SERIES INTERESTS OF THE SALI
MULTI-SERIES FUND, L.P.
By:	GoldenTree Asset Management, LP

By:	/s/ Karen Weber

Name: Karen Weber
Title: Director, Operations

LENDER SIGNATURE PAGE TO

QUORUM HEALTH CORPORATION

CREDIT AGREEMENT

Name of Lender: GT NM, L.P.
By: GoldenTree Asset Management, LP

By:	/s/ Karen Weber

Name: Karen Weber
Title: Director, Operations

LENDER SIGNATURE PAGE TO

QUORUM HEALTH CORPORATION

CREDIT AGREEMENT

Name of Lender: HIGH YIELD AND BANK
LOAN SERIES TRUST
By: GoldenTree Asset Management, LP

By:	/s/ Karen Weber

Name: Karen Weber
Title: Director, Operations

LENDER SIGNATURE PAGE TO

QUORUM HEALTH CORPORATION

CREDIT AGREEMENT

Name of Lender: LOUISIANA STATE
EMPLOYEES’ RETIREMENT SYSTEM
By: GoldenTree Asset Management, LP

By:	/s/ Karen Weber

Name: Karen Weber
Title: Director, Operations

LENDER SIGNATURE PAGE TO

QUORUM HEALTH CORPORATION

CREDIT AGREEMENT

Name of Lender: MA MULTI-SECTOR
OPPORTUNISTIC FUND, LP
By: GoldenTree Asset Management, LP

By:	/s/ Karen Weber

Name: Karen Weber
Title: Director, Operations

LENDER SIGNATURE PAGE TO

QUORUM HEALTH CORPORATION

CREDIT AGREEMENT

Name of Lender: GOLDENTREE MULTI-
SECTOR OFFSHORE ERISA, LTD.
By:	GoldenTree Asset Management, LP

By:	/s/ Karen Weber

Name: Karen Weber
Title: Director, Operations

LENDER SIGNATURE PAGE TO

QUORUM HEALTH CORPORATION

CREDIT AGREEMENT

Name of Lender: ROCK BLUFF HIGH
YIELD PARTNERSHIP, L.P.
By:	GoldenTree Asset Management, LP

By:	/s/ Karen Weber

Name: Karen Weber
Title: Director, Operations

LENDER SIGNATURE PAGE TO

QUORUM HEALTH CORPORATION

CREDIT AGREEMENT

Name of Lender: SAN BERNARDINO
COUNTY EMPLOYEES’
RETIREMENT ASSOCATION
By:	GoldenTree Asset Management, LP

By:	/s/ Karen Weber

Name: Karen Weber
Title: Director, Operations

LENDER SIGNATURE PAGE TO

QUORUM HEALTH CORPORATION

CREDIT AGREEMENT

Name of Lender: GINKGO TREE, LLC
By:	GoldenTree Asset Management, LP

By:	/s/ Karen Weber

Name: Karen Weber
Title: Director, Operations

LENDER SIGNATURE PAGE TO

QUORUM HEALTH CORPORATION

CREDIT AGREEMENT

Name of Lender: GUADALUPE
FUND, LP
By:	GoldenTree Asset Management, LP

By:	/s/ Karen Weber

Name: Karen Weber
Title: Director, Operations

LENDER SIGNATURE PAGE TO

QUORUM HEALTH CORPORATION

CREDIT AGREEMENT

Name of Lender: CITY OF NEW YORK
GROUP TRUST
By:	GoldenTree Asset Management, LP

By:	/s/ Karen Weber

Name: Karen Weber
Title: Director, Operations

LENDER SIGNATURE PAGE TO

QUORUM HEALTH CORPORATION

CREDIT AGREEMENT

Name of Lender: GOLDENTREE V1 MASTER
FUND, L.P.
By: GoldenTree Asset Management, LP

By:	/s/ Karen Weber
Name: Karen Weber
Title: Director, Operations

LENDER SIGNATURE PAGE TO

QUORUM HEALTH CORPORATION

CREDIT AGREEMENT

Name of Lender: GOLDENTREE MASTER
FUND, LTD.
By: GoldenTree Asset Management, LP

By:	/s/ Karen Weber
Name: Karen Weber
Title: Director, Operations

LENDER SIGNATURE PAGE TO

QUORUM HEALTH CORPORATION

CREDIT AGREEMENT

Name of Lender: GOLDENTREE
PARTNERS, L.P.
By: GoldenTree Asset Management, LP

By:	/s/ Karen Weber
Name: Karen Weber
Title: Director, Operations

LENDER SIGNATURE PAGE TO

QUORUM HEALTH CORPORATION

CREDIT AGREEMENT

Name of Lender: GOLDENTREE SELECT
PARTNERS, L.P.
By:	GoldenTree Asset Management, LP

By:	/s/ Karen Weber

Name: Karen Weber
Title: Director, Operations

INDEX OF SCHEDULES

Schedule 1.01A	-	Joint Venture and Syndication Subsidiaries
Schedule 1.01(b)	-	Subsidiary Guarantors
Schedule 1.01(c)	-	Hospitals
Schedule 1.01(d)	-	Material Real Property
Schedule 1.01(f)	-	Certain Subsidiaries
Schedule 1.01(g)	-	Non-Significant Subsidiaries
Schedule 2.01	-	Initial Lenders and Commitments
Schedule 3.08	-	Subsidiaries
Schedule 3.18	-	Insurance
Schedule 3.21	-	Collective Bargaining Agreements
Schedule 5.18	-	Milestones
Schedule 6.01(a)	-	Existing Indebtedness
Schedule 6.02(a)	-	Existing Liens

INDEX OF EXHIBITS

EXHIBIT A	FORM OF INTERIM ORDER
EXHIBIT B	FORM OF ADMINISTRATIVE QUESTIONNAIRE
EXHIBIT C	FORM OF ASSIGNMENT AND ACCEPTANCE
EXHIBIT D	FORM OF BORROWING REQUEST
EXHIBIT E	FORM OF GUARANTEE AND COLLATERAL AGREEMENT